SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

ELITE PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ELITE PHARMACEUTICALS, INC.
165 Ludlow Avenue
Northvale, New Jersey 07647
(201) 750-2646

August 31, 2011

Dear Elite Pharmaceuticals, Inc. Stockholders:

On behalf of the Board of Directors of Elite Pharmaceuticals, Inc., I am pleased to invite you to attend the Annual Meeting of Stockholders to be held on October 18, 2011, at 10:00 a.m., local time, at the company’s offices located at 165 Ludlow Avenue, Northvale, New Jersey 07647. The purpose of the Annual Meeting is to consider and vote upon proposals described in the accompanying Proxy Statement and there will be an opportunity to discuss other matters of interest to you as a stockholder.

Regardless of the number of shares that you own, your vote is important. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Accordingly, we urge you to vote by completing, signing, dating and promptly returning the enclosed proxy card. Alternatively, you may vote through the Internet or by telephone as directed on the enclosed proxy card. If you receive more than one proxy card because you own shares that are registered differently, please vote all of the shares shown on all of your proxy cards.

Voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the Annual Meeting. If you have any questions or need assistance voting your shares, please call Dianne Will, at 518-398-6222.

We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Jerry Treppel
Jerry Treppel
Chairman and Chief Executive Officer

2

ELITE PHARMACEUTICALS, INC.
165 Ludlow Avenue
Northvale, New Jersey 07647
(201) 750-2646

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 18, 2011

TO THE STOCKHOLDERS OF ELITE PHARMACEUTICALS, INC.:

The 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Elite Pharmaceuticals, Inc., a Delaware corporation (“we,” “us,” “our,” the “Company” or “ Elite”) will be held at our offices located at 165 Ludlow Avenue, Northvale, New Jersey 07647 on October 18, 2011, at 10:00 a.m., local time, to consider and vote on the following proposals:

(1)	To elect to our Board of Directors seven (7) directors to serve until our next annual meeting of stockholders or until their successors are duly elected and qualified;

(2)
To approve an amendment to Elite Pharmaceuticals, Inc.’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 355,517,558 shares to 690,000,000 shares;

(3)
To approve the grant of discretionary authority to the Board of Directors: (a) to change our state of incorporation from Delaware to Nevada, which we refer to as the “Reincorporation”; or (b) determine not to proceed with the Reincorporation;

(4)	To ratify the appointment of Demetrius and Company LLC as our independent registered public accounting firm for the fiscal year ending March 31, 2012;

(5)	To transact such other business as may come before the Annual Meeting and any adjournments thereto.

Our Board of Directors has fixed the close of business on August 25, 2011 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. Each outstanding share of our Common Stock and each share of our Series E Convertible Preferred Stock, par value $0.01 per share is entitled to one vote on all matters presented at the Annual Meeting. Your vote is important. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting.  Most stockholders have three options for submitting their vote: (i) via the Internet, (ii) by phone, or (iii) by mail.  For further details, see “Revocability of Proxies, Voting and Solicitation,” below.

If you have Internet access, we encourage you to record your vote on the Internet. It helps reduce the environmental impact of our annual meetings, it is convenient and it saves us significant postage and processing costs. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

By order of the Board of Directors

Date: August 31, 2011	By:	/s/ Jerry Treppel
Jerry Treppel Chairman and Chief Executive Officer

This Proxy Statement and the accompanying proxy card are being mailed to all stockholders entitled to vote on or about September 12, 2011.

This Notice of Annual Meeting and the attached Proxy Statement dated August 31, 2011 should be read in combination with the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2011.  Collectively, these documents contain all of the information and disclosures required in connection with the 2011 Annual Meeting of Stockholders.  Copies of all these materials can be found at:

http://www.elitepharma.com/annual_meeting.asp

ELITE PHARMACEUTICALS, INC.
165 Ludlow Avenue
Northvale, New Jersey 07647

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the 2011 Annual Meeting of Stockholders to be held on October 18, 2011:

This Proxy Statement, the proxy card and our Annual Report on Form 10-K for the fiscal year ended March 31, 2011 (together, the “Proxy Materials”) are available on the internet at:

http://www.elitepharma.com/annual_meeting.asp

This Proxy Statement is being furnished to stockholders in connection with the 2011 Annual Meeting of Stockholders of Elite to be held on October 18, 2011 at 10:00 a.m. local time, at our offices located at 165 Ludlow Avenue, Northvale New Jersey 07647, and any adjournment thereof (the “Annual Meeting”).  This Proxy Materials will be mailed to stockholders on or about September 12, 2011.

Execution and return of the enclosed proxy card is being solicited by and on behalf of the Board of Directors of the Company (the “Board of Directors”). The costs incidental to soliciting and obtaining proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals, will be paid by us. Proxies may be solicited, without extra compensation, by our officers and employees, both in person and by mail, telephone, facsimile and other methods of communication.

INFORMATION CONCERNING THE MEETING

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Elite for our Annual Meeting of Stockholders to be held on October 18, 2011, and any adjournments thereof.  You are receiving the Proxy Materials because you own shares of Common Stock or shares of Series E Preferred Stock that entitle you to vote at the Annual Meeting.  By use of the proxy, you can vote, whether or not you attend the Annual Meeting.  This Proxy Statement describes the matters we would like you to vote on and provides information on those matters so you can make an informed decision.

The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Company’s Board of Directors and committees, the compensation of directors and certain executive officers and other required information.

Purpose

The purpose of the Annual Meeting is to elect directors and to conduct the other business described in the Notice of the Annual Meeting of Stockholders.

Record Date and Voting Rights

The holders of our Common Stock and our Series E Preferred Stock are entitled to vote at the Annual Meeting.  Each share of Common Stock entitles the holder of record thereof at the close of business on August 25, 2011 (“Record Date”) to one vote on each of the matters to be voted upon at the Annual Meeting.  Each share of Series E Preferred Stock entitles the holder of record thereof to the number of votes equal to the number of shares of Common Stock into which such share of Series E Preferred Stock is convertible as of such date, on each of the matters to be voted upon at the Annual Meeting.  As of June 24, 2011, we had outstanding 243,363,531 shares of Common Stock (excluding 100,000 treasury shares), and 3,062.5 shares of Series E Preferred Stock that were convertible into 121,574,369 shares of Common Stock as of June 24 2011.

Stockholders vote at the Annual Meeting by casting ballots (in person or by proxy) which will be tabulated by a person who is appointed by the Board of Directors before the Annual Meeting to serve as inspector of election at the Annual Meeting and who has executed and verified an oath of office.

Quorum; Broker Non-Votes and Abstentions

In order to conduct any business at the Annual Meeting, a quorum must be present in person or represented by valid proxies. A majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum for purposes of the Annual Meeting. The number of shares of Common Stock outstanding and the number of shares constituting a quorum for purposes of the Annual Meeting shall be calculated by adding the number of outstanding shares of Common Stock and the number of shares of Common Stock issuable assuming the conversion of all outstanding shares of Series E Preferred Stock.  Abstentions and broker non-votes are considered present for purposes of determining the presence of a quorum.

Abstentions are counted as a vote against for purposes of determining whether a proposal has been approved.  Broker non-votes are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Brokers only possess discretionary power over matters that are considered routine, such as the ratification of the appointment of auditors described in Proposal 4. Stockholders are advised to forward their voting instructions promptly to afford brokers sufficient time to process such instructions.

Vote Required for Approval of the Proposals and Election of Directors

•
Proposal No. 1 (Election of Directors) requires the approval of a plurality of votes of the shares of our common stock present in person or represented by proxy at the Meeting and entitled to vote.  Abstentions and broker non-votes as to the election of directors will not affect the election results.

•
Proposal No. 2  (Increase the number of shares the Company is authorized to issue) requires the affirmative vote of a majority of the issued and outstanding shares of our common stock, voting with the Series E   Preferred Stock shareholders and the approval of  a majority of the Series B 8% Convertible Preferred Stock shareholders and the Series C 8% Convertible Preferred Stock shareholders voting as a single class. With respect to this proposal, both abstentions and broker non-votes will have the same affect as votes against such proposal.

•
Proposal No. 3 (Reincorporation to Nevada) requires the affirmative vote of a majority of the issued and outstanding shares of our common stock voting with the Series E Preferred Stock shareholders and the approval of a majority of the Series B 8% Convertible Preferred Stock shareholders and the Series C 8 % Convertible Preferred Stock shareholders voting as a single class. With respect to this proposal, both abstentions and broker non-votes will have the same effect as votes against such proposal.

•
Proposal No. 4. (Ratification of Auditors for 2011), requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the Meeting and entitled to vote. For these proposals, abstentions will be counted towards the tabulations of votes cast and will have the same effect as votes against such proposals; however, broker non-votes will not affect the results.

Adjournments

Although it is not currently expected, the Meeting may be adjourned for the purpose of soliciting additional proxies. Any adjournment may be made without notice, other than an announcement made at the Meeting, if the adjournment is not for more than 30 days. If a quorum exists, then holders of a majority of the votes of our common stock present in person or represented by proxy at the Meeting and entitled to vote may adjourn the Meeting. Alternatively, if no quorum exists, then holders of a majority of the common stock present at the Meeting in person or represented by proxy may adjourn the Meeting. Any signed proxies received by the Company will be voted in favor of an adjournment in the absence of a quorum, although a proxy voted “AGAINST” the proposal for the adjournment of the Meeting will not be voted in favor of an adjournment for the purpose of soliciting additional proxies. Stockholders who have already sent in their proxies may revoke them prior to their use at the reconvened Meeting following such adjournment in the manner described above. Broker non-votes, if any, will not have any effect on the vote for the adjournment of the Meeting, and abstentions, if any, will have the same effect as a vote “AGAINST” the adjournment of the Meeting.

Requests for Written Materials

Upon written request, we will provide without charge an additional copy of our Annual Report on Form 10-K, for the year ended March 31, 2011 to any stockholder of record or any stockholder who owned common stock listed in the name of a bank or broker, as nominee, at the close of business on the Record Date. Copies of our Quarterly and Annual Reports are available from our website at www.elitepharma.com/annual_meeting.asp. Certain sections of our Annual Report of Form 10-K for the year ended March 31, 2011, are included in this Proxy Statement.

Requests should be addressed to us, to the attention of Carter Ward, Elite Pharmaceuticals, Inc., 165 Ludlow Avenue, Northvale, New Jersey 07647.

We have obtained the approval of the holders of a majority of the outstanding shares of Series B 8% Convertible Preferred Stock (“Series B Preferred Stock”) and Series C 8% Convertible Preferred Stock (“Series C Preferred Stock”), voting as a single class (separate and apart from the holders of the Common Stock and Series E Preferred Stock), for Proposals 2 and 3.

Solicitation

Solicitation of proxies may be made by our directors, officers and regular employees by mail, telephone, facsimile transmission or other electronic media and in person for which they will receive no additional compensation.  The expenses of preparing, printing and assembling the materials used in the solicitation of proxies on behalf of the Board of Directors will be borne by us. Upon request, we will reimburse the reasonable fees and expenses of banks, brokers, custodians, nominees and fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose accounts they hold shares of Common Stock.

Voting of Proxies

If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted as specified in the proxy.  If you do not specify in the proxy how your shares are to be voted, the shares will be voted as recommended by the Board of Directors: FOR election of the seven nominees for the board of directors and FOR Proposals 2, 3 and 4.

Revocation

You have the right to revoke your proxy at any time before it is voted by attending the Annual Meeting and voting in person or by filing with our Secretary either a written instrument revoking the proxy or another executed proxy bearing a later date.  Stockholders entitled to vote will not have any appraisal rights in connection with any of the proposals to be voted on at the Annual Meeting.

Recommendations of the Board of Directors

This proxy solicitation is being made by the Company.  The Board of Directors recommends a vote:

•	FOR seven directors to hold office until the 2012 Annual Meeting of Stockholders and until respective successors are duly elected and qualified (Proposal 1);

•
FOR the approval to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock the Company is authorized to issued from 355,517,558 shares to 690,000,000 shares (Proposal 2);

•
FOR  the grant of discretionary authority to the Board of Directors until December 31, 2012 (a) to change our state of incorporation from Delaware to Nevada (“ reincorporation”), by merging with a wholly-owned subsidiary to be incorporated in Nevada pursuant to an Agreement and Plan of Merger or (b)  determine not to proceed with the reincorporation.(Proposal 3);

•
FOR the ratification of the appointment by the Audit Committee of the Board of Directors of Demetrius & Company, LLC (“Demetrius”) as our independent auditors of our financial statements for the fiscal year ending March 31, 2012 (Proposal 4).

Should any nominee named in Proposal 1 be unable to serve or for good cause will not serve as director, the persons named in the enclosed form of proxy will vote for such other person as the Board of Directors may recommend.

Other Business

As of the date of this Proxy Statement, we have no knowledge of any business other than that described in the Notice of Annual Meeting that will be presented for consideration at the Annual Meeting. If any other business should properly come before the Annual Meeting, the persons appointed by the enclosed form of proxy shall have discretionary authority to vote all such proxies as they shall decide.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of June 24, 2011 (except as otherwise indicated), regarding beneficial ownership of our Common Stock by (i) each person who is known by us to own beneficially more than 5% of the Common Stock, (ii) each of our directors and nominees for director, (iii) each of the Named Executive Officers (as defined below) and (iv) all our directors and executive officers as a group. On June 24, 2011, we had 243,363,531 shares of Common Stock outstanding (exclusive of 100,000 treasury shares). The 3,062.50 shares of Series E Preferred Stock outstanding as of June 24, 2011 are entitled to vote, on an as-converted basis, with the Common Stock on any matter presented to the holders of our Common Stock for their action or consideration at any meeting of our stockholders (or by written consent of stockholders in lieu of meeting). The 895.5590 shares of Series B Preferred Stock and 5,418 shares of Series C Preferred Stock outstanding as of June 24, 2011 are nonvoting.  As of June 24, 2011, none of the individuals listed below beneficially owned any shares of Series B Preferred Stock, Series C Preferred Stock, or Series E Preferred Stock, except for the following (as further described in the footnotes to the table): (a) 3062.50 shares of Series E Preferred Stock were beneficially owned by Messrs. Ashok G. Nigalaye, Jeenarine Narine and Ram Potti.

As used in the table below and elsewhere in this Proxy Statement, the term beneficial ownership with respect to a security consists of sole or shared voting power, including the power to vote or direct the vote, and/or sole or shared investment power, including the power to dispose or direct the disposition, with respect to the security through any contract, arrangement, understanding, relationship, or otherwise, including a right to acquire such power(s) during the 60 days immediately following June 24, 2011.  Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address Of Beneficial Owner of Common Stock	Amount and Nature of Beneficial Ownership***		Percent (%) of Class Beneficially Owned
Chris Dick, President and Chief Operating Officer*	1,367,667	(1)	**
Barry Dash, Director*	511,715	(2)	**
Jerry Treppel, Chairman of the Board and Chief Executive Officer*	2,944,006	(3)	**
Ashok G. Nigalaye, Chief Scientific Officer and Director *	244,463,428	(4)	46%
Jeenarine Narine, Director *	244,463,428	(4)	46%
Ram Potti, Director *	244,463,428	(4)	46%
Jeffrey Whitnell *	340,954	(5)	**
Carter J. Ward, Chief Financial Officer *	492,859	(6)	**
Epic Investments LLC 227-15 North Conduit Ave. Laurelton, NY 11413	244,055,479	(4)	46%
All Directors and Officers as a group***	250,936,527	(7)	47.4%

*	The address is c/o Elite Pharmaceuticals Inc., 165 Ludlow Avenue, Northvale, NJ 07647.
**	Less than 1%
***	As of June 24, 2011

(1)
Includes options to purchase 850,000 shares of Common Stock, , 24,808 shares of Common Stock and 426,192 shares of Common Stock issued to Mr. Dick pursuant to the employment agreement between the Company and Mr. Dick dated November 13, 2009 (the “Dick Agreement”), and options to purchase 66,667 shares of Common Stock granted to Mr. Dick under the Company’s 2004 Equity Incentive Plan.  In addition, Mr. Dick has been granted options to purchase 133,333 shares of Common Stock under the Company’s 2004 Equity Incentive Plan which were not vested as on June 1, 2011 and accordingly not included as part of Mr. Dick’s beneficial ownership.  These options are scheduled to vest in 2 equal annual increments with the first to occur on January 18, 2012 and the second to occur on January 18, 2013.

(2)
Includes options to purchase 120,000 shares of Common Stock, warrants to purchase 14,829 shares of Common Stock, 35,932 shares of Common Stock and 340,954 shares of Common Stock issued to Dr. Dash in payment of Director Fees pursuant to the Company’s policy regarding payment of Director’s Fees.

(3)
Includes 419,059 shares of restricted Common Stock, 500,000 shares of unrestricted common stock, warrants to purchase up to 1,257,113 of Common Stock, an option to purchase up to ,180,000 shares of Common Stock and 587,834 shares of Common Stock issued to Mr. Treppel in payment of Chairman of the Board Fees earned pursuant to the Company’s policy regarding payment of the Chairman’s Fees.

(4)
Represents 3,125 shares of Series E Preferred Stock convertible, consisting of 3,062.50 shares of Series E Preferred Stock issued, and 62.50 shares of Series E Preferred Stock fully paid but not yet issued and convertible into 124,055,479 shares of Common Stock,, and warrants to purchase 120,000,000 shares of Common Stock held by Epic Investments, LLC, a Delaware limited liability company.  Messrs. Nigalaye, Narine and Potti are executive officers and equity owners of Epic Pharma, LLC, a Delaware limited liability company, and Epic Investments, LLC, a Delaware limited liability company.  Epic Pharma, LLC is an equity owner of Epic Investments, LLC.  Epic Pharma LLC and Messrs. Nigalaye, Narine and Potti share voting and investment control over, and are indirect beneficial owners of, the shares.  The interest of Epic Pharma LLC and Messrs. Nigalaye, Narine and Potti in the shares is limited, and each disclaims beneficial ownership of such shares except to the extent of its pecuniary interest in Epic Investments, LLC.  In addition to beneficial interests related to Epic Investments, Messrs. Nigalaye, Narine and Potti each own 407,949 shares of Common Stock which were issued in payment of Director’s Fees pursuant to the Company’s policy regarding payment of Director’s Fees.

(5)	Includes 340,954 shares of Common Stock issued to Mr. Whitnell in payment of Director Fees pursuant to the Company’s policy regarding payment of Director’s Fees.

(6)
Includes 426,192 shares of Common Stock issued to Mr. Ward pursuant to the employment agreement between the Company and Mr. Ward dated November 13, 2009 (the “Ward Agreement”) and options to purchase 66,667 shares of Common Stock granted to Mr. Ward under the Company’s 2004 Equity Incentive Plan.  In addition, Mr. Ward has been granted options to purchase 133,333 shares of Common Stock under the Company’s 2004 Equity Incentive Plan which were not vested as on June 1, 2011 and accordingly not included as part of Mr. Ward’s beneficial ownership.  These options are scheduled to vest in 2 equal annual increments with the first to occur on January 18, 2012 and the second to occur on January 18, 2013.

(7)
Includes 2,493,589 shares of Common Stock issued to the Chairman and Directors in payment of Chairman and Director Fees pursuant to the Company’s policy regarding payment of Chairman and Directors Fees, 852,384 shares of Common Stock issued pursuant to employment contracts with Officers, 3,125 shares of Series E Preferred Stock convertible into 124,055,479 shares of Common Stock, Warrants to purchase 121,271,942 shares of Common Stock, Options to purchase 1,283,334 shares of Common Stock and 979,799 shares of Common Stock.  In addition, there are options to purchase 266,666 shares of Common Stock which have been granted to Officers of the Company but which were not vested as on February 22, 2011, and accordingly not included in the beneficial ownership amounts.  These options are scheduled to vest in 2 equal annual increments with the first incremental vesting to occur on January 18, 2012 and the second incremental vesting to occur on January 18, 2013.

Changes in Control

The following information is provided with respect to any arrangements known to the Company the operation of which may at a subsequent date result in a change of control of the Company.  As of June 24, 2011, Epic held a beneficial interest in 3,125 shares of Series E Preferred Stock convertible into 124,055,479 shares of Common Stock, warrants to purchase up to 120,000,000 shares of Common Stock representing its beneficial ownership of approximately 46% of the Company’s outstanding Common Stock as of such date (calculated in accordance with Rule 13d-3 of the Exchange Act).  Further, the 3,125 shares of Series E Preferred Stock in which Epic has a beneficial interest as of June 24, 2011 are entitled to vote 124,055,479 shares of Common Stock on any matter presented to the holders of our Common Stock for their action or consideration at any meeting of our stockholders (or by written consent of stockholders in lieu of meeting).

In addition, in connection with subsequent closings of the transactions contemplated by the Epic Strategic Alliance Agreement, Epic could acquire an additional 625 shares of Series E Preferred Stock.  Further, with respect to the products developed by Epic at the Facility under the Epic Strategic Alliance Agreement, the Company would also be obligated to issue to Epic (a) warrants to purchase up to an aggregate of 56,000,000 shares of its Common Stock upon the receipt by Elite from Epic of written notices of Epic’s receipt of an acknowledgment from the FDA that the FDA accepted for filing an ANDA for certain controlled-release and immediate-release products developed by Epic at Elite’s facility and (b) up to an aggregate of 40,000,000 additional shares of its Common Stock following the receipt by Elite from Epic of written notices of Epic’s receipt from the FDA of approval for certain controlled-release and immediate-release products developed by Epic at the Facility.

If Elite is required to issue such additional securities to Epic in accordance with the Epic Strategic Alliance Agreement, Epic could beneficially own in excess of 50% of the issued and outstanding Common Stock or other voting securities of the Company. Further, under the Epic Strategic Alliance Agreement, at such time as Epic owns more than 50% of the issued and outstanding Common Stock or other voting securities of Elite, the number of Epic Directors that the Purchaser will be entitled to designate under the Epic Strategic Alliance Agreement will be equal to a majority of the Board of Directors.

PROPOSAL 1

ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.

Our bylaws provide that the Board of Directors will consist of not less than three nor more than ten members, the actual number of directors to be determined by the Board of Directors from time to time. The Board of Directors has set the number of directors of the Board of Directors as of the Annual Meeting at seven.

The holders of Common Stock (voting together with the holder of Series E Preferred) will elect seven directors at the Annual Meeting, each of whom will be elected to serve until the next annual meeting of stockholders and thereafter until their successors have been duly elected and qualified.  Unless a stockholder either indicates “withhold authority” on his proxy card or indicates on his proxy card that his shares should not be voted for certain nominees, it is intended that the persons named in the proxy will vote for the election of the persons named in the table below.

Information with Respect to Nominees.  The table below sets forth the name and current age of each nominee, and the period during which he has served on our Board of Directors.

Name	Age	Director Since
Jerry Treppel (1)	57	November 2008
Barry Dash, Ph. D.	80	April 2005
Chris Dick (2)	56	October 2009 (3)
Ashok G. Nigalaye, Ph.D.	59	June 2009
Jeenarine Narine	61	June 2009
Ram Potti	58	June 2009
Jeffrey Whitnell	55	October 2009

(1)	Mr. Treppel also served as Chairman of the Board since November 6, 2008 and CEO since September 15, 2009
(2)	Mr. Dick also serves as our Chief Operating Officer and, President
(3)	Mr. Dick previously served on our Board of Directors from October 2008 to June 2009, and was re-nominated and re-elected to the Board at the 2009 Stockholder meeting held on October 23, 2009.

The principal occupations and employment of each Director during the past five years is set forth below. In each instance in which dates are not provided in connection with a nominee’s business experience, such nominee has held the position indicated for at least the past five years.

Jerry Treppel has served as a Director since October 28, 2008, Chairman of the Board since November 6, 2008 and Chief Executive Officer since September 15, 2009.  Mr. Treppel served as the managing member of Wheaten Capital Management LLC, a capital management company focusing on investment in the health care sector from 2003 to 2009.  In October 2008, Mr. Treppel was appointed managing director of Ledgemont Capital Group LLC, a boutique merchant bank that provides access to capital and corporate advisory services to public and private companies. Over the past 20 years, Mr. Treppel was an equity research analyst focusing on the specialty pharmaceuticals and generic drug sectors at several investment banking firms including Banc of America Securities, Warburg Dillon Read LLC (now UBS), and Kidder, Peabody & Co. He previously served as a healthcare services analyst at various firms, including Merrill Lynch & Co. He also held administrative positions in the healthcare services industry early in his career. From 2003 to 2009, Mr. Treppel served as a member of the board of directors of Akorn, Incorporated (NASDAQ: AKRX), a specialty pharmaceutical company engaged in the development, manufacturing and marketing of branded and multi-source pharmaceutical products and vaccines. Mr. Treppel also served as the Chair of Akorn’s Nominating and Corporate Governance Committee and as a member of its Audit Committee and Compensation Committee. Mr. Treppel holds a BA in Biology from Rutgers College in New Brunswick, N.J., an MHA in Health Administration from Washington University in St. Louis, Mo., and an MBA in Finance from New York University. Mr. Treppel has been a Chartered Financial Analyst (CFA) since 1988.  Mr. Treppel’s knowledge of the pharmaceutical industry as well as his education credentials and his experience as a member of the board of directors of Akorn, Incorporated led to the conclusion that he is qualified to serve as a director.

Dr. Barry Dash has served as a Director since April 2005, Member of the Audit Committee since April 2005, Member of the Nominating Committee since April 2005 and Member and Chairman of the Compensation Committee since June 2007. Dr. Dash has been, since 1995, President and Managing Member of Dash Associates, L.L.C., an independent consultant to the pharmaceutical and health industries.  From 1983 to 1996 he was employed by Whitehall-Robins Healthcare, a division of American Home Products Corporation (now known as Wyeth), initially as Vice President of Scientific Affairs, then as Senior Vice President of Scientific Affairs and then as Senior Vice President of Advanced Technologies, during which time he personally supervised six separate departments:  Medical and Clinical Affairs, Regulatory Affairs, Technical Affairs, Research and Development, Analytical R&D and Quality Management/Q.C.  Dr. Dash had been employed by the Whitehall Robins Healthcare from 1960 to 1976, during which time he served as Director of Product Development Research, Assistant Vice President of Product Development and Vice President of Scientific Affairs.  Dr. Dash had been employed by J.B. Williams Company (Nabisco Brands, Inc.) from 1978 to 1982.  From 1976 to 1978 he was Vice President and Director of Laboratories of the Consumer Products Division of American Can Company.  He currently serves on the board of directors of GeoPharma, Inc. (NASDQ: GORX).  Dr. Dash holds a Ph.D. from the University of Florida and M.S. and B.S. degrees from Columbia University where he was Assistant Professor at the College of Pharmaceutical Sciences from 1956 to 1960.  He is a member of the American Pharmaceutical Association, the American Association for the Advancement of Science and the Society of Cosmetic Chemist, American Association of Pharmaceutical Scientists, Drug Information Association, American Foundation for Pharmaceutical Education, and Diplomate American Board of Forensic Examiners.  He is the author of scientific publications and patents in the pharmaceutical field.  Dr. Dash’s extensive education in pharmaceutical sciences and his experience in the development of scientific products, including his experience in regulatory affairs, led to the conclusion that he is qualified to serve as a director.

Chris Dick has served as  Chief Operating Officer since October 2008, acting Chief Executive Officer from November 2008 to September 15, 2009, and President since April 2009; Director from October 20, 2008 to June 24, 2009, and since October 23, 2009.  Mr. Dick began at Elite in November 2002 as Vice President of Business Development.  Since March 2006, Mr. Dick has been Executive Vice President of Corporate Development.  From 1999 to 2002, Mr. Dick served as Director of Business Development for Elan Drug Delivery, Inc. responsible for licensing and business development of Elan’s portfolio of drug delivery technologies.  From 1978 to 1999, he held various business and technical positions at FMC Corporation which included responsibility for business development and marketing for EnTec, a drug delivery business unit within FMC Corporation’s Pharmaceutical Division and marketing for its pharmaceutical functional coatings product line. Mr. Dick holds an M.B.A. from the Stern School of Business, New York University, and a B.S. and M.S. in Chemical Engineering from Cornell University.  Mr. Dick’s experience and qualifications in the pharmaceutical industry, specifically in the area of business and product development, provides specific attributes and qualifications to serve as a director, President and COO for the Company.

Dr. Ashok G. Nigalaye has served as a Director since June 24, 2009, member of the Compensation Committee since October 23, 2009 and Chief Scientific Officer since September 15, 2009.  Dr. Nigalaye was elected as a member of Elite’s Board in June 2009 as one of three directors designated by Epic pursuant to the terms of the Epic Strategic Alliance Agreement.   Since December 2010, Dr. Nigalaye has been the Chairman and Chief Executive Officer of Epic Pharma, LLC, a manufacturer of generic pharmaceuticals and Elite’s strategic partner pursuant to the Epic Strategic Alliance Agreement. From July 2008 to December 2010, Dr. Nigalaye served as Epic Pharma’s President and Chief Executive Officer. From August 1993 to February 2008, Dr. Nigalaye served as Vice President of Scientific Affairs and Operations of Actavis Totowa LLC, a manufacturer of generic pharmaceuticals, where he was responsible for directing and organizing company activities relating to pharmaceutical drug manufacturing, regulatory affairs and research and development.  Dr. Nigalaye currently serves as a director of GTI Inc., a privately held company.  Dr. Nigalaye holds a B.S. in Pharmacy from the University of Bombay, an M.S. in Industrial Pharmacy from Long Island University, and a Ph.D. in Industrial Pharmacy from St. John’s University.  Dr. Nigalaye is also a licensed pharmacist in the State of New York.  Dr. Nigalaye’s extensive education in pharmaceutical sciences and experience as a director and officer of pharmaceutical companies led to the conclusion that he is qualified to serve as a director.

Jeenarine Narine has served as a Director since June 24, 2009 and member of the Nominating Committee since October 23, 2009.  Mr. Narine was elected as a member of Elite’s Board in June 2009 as one of three directors designated by Epic pursuant to the terms of the Epic Strategic Alliance Agreement.  Since December 2010, Mr. Narine has been the President and Chief Operating Officer of Epic Pharma, LLC, a manufacturer of generic pharmaceuticals and Elite’s strategic partner pursuant to the Epic Strategic Alliance Agreement, in which capacity he oversees all manufacturing operations.  From July 2008 to December 2010, Mr. Narine served as Epic Pharma’s Executive Vice President of Manufacturing and Operations.   Mr. Narine is also the current President of Eniran Manufacturing Inc., a contract manufacturer of dietary and nutritional supplements, and has held such office since 2000.  In addition, Mr. Narine has been since 1989 the President of A&J Machine Inc., a company owned by Mr. Narine that is engaged in the sales of new and used pharmaceutical manufacturing equipment.  In addition to this professional experience, Mr. Narine graduated from the Guyana Industrial Institute, where he studied Metalology and Welding.  Mr. Narine’s experience as the Executive Vice President of Manufacturing and Operations of Epic Pharma LLC and his knowledge of pharmaceutical manufacturing equipment led to the conclusion that he is qualified to serve as a director.

Ram Potti has served as a Director since June 24, 2009, chairman of the Nominating Committee since October 23, 2009 and member of the Audit Committee since October 23, 2009.  Mr. Potti was elected as a member of Elite’s Board in June 2009 as one of three directors designated by Epic pursuant to the terms of the Epic Strategic Alliance Agreement.   Since December 2010, Mr. Potti has been the Vice President of Epic Pharma, LLC, a manufacturer of generic pharmaceuticals and Elite’s strategic partner pursuant to the Epic Strategic Alliance Agreement, in which capacity he handles the company’s new ventures and products. From July 2008 to December 2010, Mr. Potti served as Epic Pharma’s Vice President of Business Development.  Mr. Potti is also the founder and current President of RSMB Investments LLC, an investment company that specializes in startup ventures in the healthcare and technology sectors.   In addition, from 2002 to 2006, Mr. Potti was the President and Chief Operating Officer of Trigen Laboratories, a company which he founded that manufactures generic pharmaceutical products. Mr. Potti holds a B.S. in Chemistry from the University of Kerala, St. Albert’s College.  Mr. Potti’s experience in developing business and products for Epic Pharma LLC led to the conclusion that he is qualified to serve as a director.

Jeffrey Whitnell has served as a Director since October 23, 2009, Chairman of the Audit Committee since October 23, 2009, member of the nominating committee since October 23, 2009 and designated by the Board as an “audit committee financial expert” as defined under applicable rules under the Securities Exchange Act of 1934, as amended, since October 23, 2009.  Since June 2010, Mr. Whitnell has been the Vice President, Finance for Neurowave Medical Technologies, a medical device company.  From June 2009 to June 2010, Mr. Whitnell provided financial consulting services to various healthcare companies, including Neurowave Medical Technologies.  From June 2004 to June 2009, Mr. Whitnell was Chief Financial Officer and Senior Vice President of Finance at Akorn, Inc.  From June 2002 to June 2004, Mr. Whitnell was Vice President of Finance and Treasurer for Ovation Pharmaceuticals.  From 1997 to 2001, Mr. Whitnell was Vice President of Finance and Treasurer for MediChem Research.  Prior to 1997, Mr. Whitnell held various finance positions at Akzo Nobel and Motorola.  Mr. Whitnell began his career as an auditor with Arthur Andersen & Co. He is a certified public accountant and holds an M.B.A. in Finance from the University of Chicago and a B.S. in Accounting from the University of Illinois.  Mr. Whitnell’s qualifications as an accounting and audit expert provide specific experience to serve as a director for the Company.

Carter J. Ward has served as Chief Financial Officer, Secretary and Treasurer of the Company since July 1, 2009.  Prior to joining the Company, from July 2005 to April 2009, Mr. Ward filled multiple finance and supply chain leadership roles with the Actavis Group and its U.S. subsidiary, Amide Pharmaceuticals.  From September 2004 to June 2005, Mr. Ward was a consultant, mainly engaged in improving internal controls and supporting Sarbanes Oxley compliance of Centennial Communications Inc., a NASDAQ listed wireless communications provider.  From 1999 to September 2004, Mr. Ward was the Chief Financial Officer for Positive Healthcare/Ceejay Healthcare, a U.S.-Indian joint venture engaged in the manufacture and distribution of generic pharmaceuticals and nutraceuticals in India.  Mr. Ward began his career as a certified public accountant in the audit department of KPMG and is a Certified Supply Chain Professional (“CSCP”).  Mr. Ward holds a B.S. in Accounting from Long Island University, Brooklyn, NY, from where he graduated summa cum laude.  Mr. Ward’s experience and expertise in the area of finance and more specifically, as a Certified Supply Chain Professional, provides the qualifications, attributes and skills to serve as an officer for the Company.

Each director holds office until the next annual meeting of stockholders or until such director’s death, resignation or removal.  There are no family relationships between any of our directors and executive officers.

Vote Required

Directors are elected by a plurality of the votes present in person or by proxy and entitled to vote at a meeting at which a quorum is present. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees for director named above. Abstentions and broker non-votes will have no effect on the vote.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE FOREGOING NOMINEES TO OUR BOARD OF DIRECTORS.

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PROPOSAL 2

APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2

Our Certificate of Incorporation currently authorizes us to issue up to 355,517,558 shares of Common Stock, $.001 par value, and 4,483,442 shares of our preferred stock, $.01 par value.

Our Board of Directors has unanimously adopted, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the authorized number of shares of our Common Stock by 394,482,442 shares to 690,000,000 shares.  Under the amendment, Article FOURTH of our Amended and Restated Certificate of Incorporation would read:

“FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is Six Hundred Ninety Four Million, Four Hundred Eighty Three Thousand, Four Hundred Forty Two (694,483,442) shares, consisting of Four Million Four Hundred Eighty Three Thousand Four Hundred Forty Two (4,483,442) of Preferred Stock, par value $0.01 per share, and Six Hundred Ninety Million (690,000,000) shares of Common Stock, par value of $0.001 per share.

Subject to the provisions of Section 151 of the General Corporation Law, the Board of Directors or any authorized committee thereof of the Corporation is authorized to issue the shares of Preferred Stock in one or more series and determine the number of shares constituting each such series, the voting powers of shares of each such series and the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions as set forth in a resolution or resolutions of the Board of Directors.”

Background

We may issue shares of capital stock to the extent such shares have been authorized under our Certificate of Incorporation.

As of June 24, 2011, the total shares of Common Stock issued and outstanding and reserved for issuance upon the exercise of outstanding warrants, options, and the conversion of outstanding shares of preferred stock totaled 624,583,351 shares, including:

•	243,363,531 shares of Common Stock;

•	155,625,048 shares reserved for issuance pursuant to warrants to purchase Common Stock;

•	1,900,000 shares reserved for issuance pursuant to options to purchase Common Stock;

•	127,994,772 shares reserved for issuance upon the conversion of shares of our outstanding series of preferred stock; and

•	96,000,000 shares of Common Stock reserved for issuance pursuant to warrants issuable upon the attainment of milestones under certain agreements to which the Company is a party.

As of June 24, 2011, the number of shares of Common Stock we are required to issue under the derivative securities described above exceeds the number of shares of Common Stock available for future issuances.  In addition, we are authorized to issue 4,622,500 options under employee benefit plans entitling the grantees to purchase a like number of shares of Common Stock.

The terms of our 2004 Stock Option Plan, 2009 Equity Incentive Plan, the certificates of designation of each of the Series B Preferred Stock, the Series C Preferred Stock and the Series E Preferred Stock and the instruments governing the rights of warrant holders all provide that we will at all times reserve and keep available out of our authorized and unissued shares of Common Stock for the sole purpose of issuance upon the conversion or exercise of such securities not less than the aggregate number of shares of the Common Stock as shall from time to time be sufficient to effect the conversion or exercise of all such outstanding securities.  If at any time the number of authorized but unissued shares of Common Stock is not sufficient to effect the conversion or exercise of such securities, we are required to take such corporate action as may be necessary to increase our authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, using our best efforts to obtain the requisite shareholder approval of an amendment to our Certificate of Incorporation.  If holders of shares of Series B Preferred Stock, Series C Preferred Stock or Series E Preferred Stock were unable to convert their shares into Common Stock because we did not have a sufficient number of common shares available for issuance, they are afforded remedies under the agreements by which they acquired their shares that could materially and negatively impact our Company.  The proposal to increase the number of shares of Common Stock we are authorized to issue is intended to satisfy our obligations under these securities.

In addition, our Board of Directors believes that the lack of additional authorized shares of Common Stock available for issuance will restrict our flexibility to act in a timely manner in meeting future capital needs.  We anticipate that we may in the future need to issue additional shares in connection with one or more of the following:

•	strategic investments;
•	corporate transactions, such as stock splits or stock dividends;
•	financing transactions, such as public offerings of Common Stock or convertible securities;
•	incentive and employee benefit plans; and
•	otherwise for corporate purposes that have not yet been identified.

In order to provide our Board of Directors with certainty and flexibility to meet such needs, the Board of Directors believes it is in the best interests of our Company at this time to increase the number of authorized shares of our Common Stock beyond that required to permit the conversion or exercise of derivative securities.  Except as described under the heading “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT – Changes in Control,” no such transactions are currently under consideration by the Board of Directors.  If this proposal is not adopted, management believes we will be severely limited in our ability to raise capital, enter transactions that could be advantageous to the Company or issue stock as required under outstanding derivative securities.  Further, if we are unsuccessful in gaining approval for this increase in our authorized shares, and other funding sources are not available to us, our ability to pursue development and commercialization activities may be limited or delayed.

If our stockholders approve the amendment to our Certificate of Incorporation to increase our authorized shares, we will have 65,416,649 shares of Common Stock not reserved for any specific use and available for future issuances.

If this proposal is adopted, the additional authorized shares of Common Stock may be issued upon the approval of our Board of Directors at such times, in such amounts, and upon such terms as our Board of Directors may determine, without further approval of the stockholders, unless such approval is expressly required by applicable law, regulatory agencies, or any exchange or quotation service on which our Common Stock may then be listed.  For example, in the future should our Common Stock be listed on a national securities exchange (rather than the OTC Bulletin Board where it currently is quoted), then the approval of our stockholders would be required in certain additional situations, including: (i) in connection with the acquisition of certain stock or assets, including another business, from a director, officer or substantial shareholder, or from an entity in which one of such persons is a substantial stockholder, or from an entity in which one of such persons has a substantial direct or indirect interest, and the stock issuable in such transaction could result in an increase in the number of shares or voting power of the outstanding shares of 5% or more, (ii) in a transaction or a series of transactions (except for a public offering of Common Stock for cash) that would result in an increase in the number of shares or voting power of the outstanding shares by 20% or more, (iii) where the issuance of Common Stock would result in a change of control of our Company, or (iv) in connection with a stock option or purchase plan under which stock may be acquired by officers or directors.  The ability of our Board of Directors to issue shares from the additional authorized shares will allow the Board, except under the limited circumstances discussed in this paragraph, to perform the functions for which they are currently empowered under our Certificate of Incorporation and by-laws in executing certain transactions, such as acquisitions, investments, or other transactions, pursuant to which such additional authorized shares could be issued without further stockholder approval of the specific transaction.

Our stockholders do not have preemptive rights with respect to future issuances of additional shares of Common Stock, which means that current stockholders do not have a prior right to purchase any new issue of Common Stock of our Company in order to maintain their proportionate ownership interest.  As a result, the issuance of a significant amount of additional authorized Common Stock (other than as the result of a stock split or other pro rata distribution to stockholders) would result in a significant dilution of the beneficial ownership interests and/or voting power of each company stockholder who does not purchase additional shares to maintain his or her pro rata interest.  As additional shares are issued, the shares owned by our existing stockholders will represent a smaller percentage ownership interest in our Company.  In addition, the issuance of additional shares of our Common Stock could result in a decrease in the trading price of our Common Stock, depending on the price at which such shares are issued.

Possible Anti-Takeover Effects of the Proposal

Our Board of Directors does not intend or view the proposed increase in the number of authorized shares of our Common Stock as an anti-takeover measure, but rather, as a means of providing greater flexibility to the Board of Directors as indicated above.  Nevertheless, the proposed increase in our authorized shares could enable the Board of Directors to issue additional shares to render more difficult or discourage an attempt by another person or entity to obtain control of our Company, even if the holders of our Common Stock deem such acquisition of control of our Company to be in their best interests.  The issuance of additional shares of Common Stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares and thereby could dilute the proportionate interest of a party attempting to gain control of our Company.  As of the date of this Proxy Statement, our Board of Directors and our management are not aware of any attempt or plan to takeover or acquire our Company or our Common Stock, and the proposal to increase the authorized shares of our Common Stock was not prompted by any takeover or acquisition effort or threat.  Other than the amendment to our Certificate of Incorporation to increase the number of authorized shares of our Common Stock, our Board of Directors does not currently contemplate recommending the adoption of any other proposals or amendments to our Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change the control of our Company.

Required Vote

We have obtained  the approval of the holders of a majority of the outstanding shares of Series B 8% Convertible Preferred Stock (“Series B Preferred Stock”) and Series C 8% Convertible Preferred Stock (“Series C Preferred Stock”), voting as a single class (separate and apart from the holders of the Common Stock and Series E Preferred Stock) which together with a majority of the issued and outstanding shares of our common stock voting with the Series E Preferred Stock shareholders is required to adopt   Proposal No. 2.  It will become effective upon the filing of an Amended Certificate of Incorporation with the Secretary of State of Delaware, which we intend to make promptly after the completion of the Annual Meeting.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL TO AMEND OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

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PROPOSAL 3

REINCORPORATION IN NEVADA

THE BOARD OF DIRECTORS RECOMMENDS A VOTE ’FOR’ PROPOSAL 3

The Board of Directors has unanimously adopted a resolution seeking stockholder approval of a grant of discretionary authority to the Board of Directors (a) to change our state of incorporation from Delaware to Nevada, which we refer to as the “Reincorporation,” or (b) to determine not to proceed with the Reincorporation.  The discretionary authority of the Board of Directors will extend through until date of the 2012 Annual Meeting of Stockholders

The primary rationale for possibly reincorporating in Nevada is that the franchise tax that we annually pay the State of Delaware for organizing the Company under the laws of that State was $70,350 for the year ended December 31, 2010 and is projected to grow in 2011. By contrast, the cost in Nevada for the year ended December 31, 2010, would have been $475 (inclusive of the Annual List Filing Fee and State Business License).

Reincorporation would be effected through the merger of the Company into a newly formed Nevada corporation that is a wholly-owned subsidiary of the Company, which we refer to as “Elite Pharmaceuticals Nevada,” pursuant to an Agreement and Plan of Merger, or “Merger Agreement,” in substantially the form attached as Appendix A to this Proxy Statement. Upon completion of the merger, Elite Pharmaceuticals Nevada will be the surviving corporation and will continue to operate our business under the name “Elite Pharmaceuticals, Inc” unless we subsequently change the name of the company. In this section, we refer to the Company before the Reincorporation as “the Company” and after the merger as “Elite Pharmaceuticals Nevada.” In connection with the Reincorporation, if affected:

•
There will be no change in our business, management, employees, headquarters, benefit plans, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which we expect to be immaterial);

•
The directors and officers of the Company prior to the Reincorporation will hold the same respective positions with Elite Pharmaceuticals Nevada following the Reincorporation, and there will be no substantive change in employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers of the Company; and

•
Your shares of common stock of the Company will automatically be converted into an equivalent number of shares of common stock of Elite Pharmaceuticals Nevada and the Company will apply to have shares of its common stock listed on the OTC Bulletin Board under the same symbol (ELTP). YOU WILL NOT NEED TO EXCHANGE YOUR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF ELITE PHARMACEUTICALS NEVADA.

Upon completion of the Reincorporation, the number of authorized shares of capital stock of Elite Pharmaceuticals Nevada will be identical to the Company’s capital stock existing at the time of the Reincorporation

Reasons for the Reincorporation

The Board of Directors believes that the Reincorporation is in the best interests of the Company and its stockholders because it would eliminate our obligation to pay the annual Delaware franchise tax which would result in significant savings to us over the long term. For 2011, based on 2010 activity in our capital stock account and assuming that we opted to remain in Delaware, we could be required to pay as much as $180,000 in annual franchise fees to the State of Delaware. Should we reincorporate in the State of Nevada, our annual filing fee and annual license in the State of Nevada would be insignificant.

Potential Disadvantages and Considerations of Reincorporation

Delaware has historically been the state in which a majority of companies incorporate. A potential disadvantage of reincorporating from Delaware to Nevada is that Delaware for many years has followed a policy of encouraging incorporation in that State and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them. However, it appears that Nevada is emulating, and in certain cases surpassing, Delaware in creating a corporation-friendly environment.

If we secure the approval of the common stock holders and the preferred stockholders, a pre-condition to the reincorporation is that we must give 30 days’ prior written notice to our secured creditors, and thus allow them to timely file new financing statements in Nevada in place of Delaware. We are, however, not obliged to secure the consent of our secured creditors.

We have endeavored to adopt as closely as possible the Nevada incorporation and bylaws documents to the existing Delaware documents.

Principal Features of the Reincorporation — The Merger Agreement

The Reincorporation would be effected through the merger of the Company with and into Elite Pharmaceuticals Nevada, a newly formed Nevada corporation that will be a wholly-owned subsidiary of the Company, pursuant to the Merger Agreement. Prior to the merger, Elite Pharmaceuticals Nevada will have no material assets or liabilities and will not have carried on any business. Upon completion of the merger, Elite Pharmaceuticals Nevada will succeed to the assets and liabilities of the Company and will continue to operate our business under the name “Elite Pharmaceuticals, Inc.” unless we subsequently change that name. The merger agreement is attached to this proxy statement as Appendix A and is referred to throughout this Proxy Statement as the “Merger Agreement.

Prior to the merger, Elite Pharmaceuticals Nevada will have 10 shares of common stock issued and outstanding held by the Company, with only minimal capital. Upon completion of the merger, each outstanding share of common stock of the Company will be automatically converted into one share of common stock of Elite Pharmaceuticals Nevada. In addition, all outstanding warrants and options exercisable for shares of the Company’s common stock will be automatically converted into comparable warrants and options of Elite Pharmaceuticals Nevada. Further, all outstanding series of preferred stock will be converted into the appropriate series of preferred stock in Elite Pharmaceuticals. The terms of the Merger Agreement will provide that the ten outstanding shares of outstanding common stock of Elite Pharmaceuticals Nevada held by the Company will be cancelled upon the effectiveness of the merger, with the result that the Company’s current stockholders will be the only stockholders of the surviving corporation.

Subject to obtaining requisite stockholder and preferred stockholder approval for the Reincorporation, the merger will become effective upon the filing of articles of merger with the Nevada Secretary of State and a certificate of merger and the plan of merger with the Delaware Secretary of State. We expect that the Delaware Secretary of State will insist that the Company clears its accrued franchise tax for 2010 before allowing a filing of the certificate of merger. Upon the effectiveness of the merger, the articles of incorporation and the bylaws of Elite Pharmaceuticals Nevada, in substantially the forms attached to this Proxy Statement as Appendices B and C, respectively, will govern corporate operations and activities of the surviving corporation.

You will not have to take any action to exchange your stock certificates as a result of the merger. The current certificates representing shares of the Company’s common stock will automatically represent an equal number of shares of Elite Pharmaceuticals Nevada’s common stock following the Reincorporation. New certificates with a new CUSIP number representing shares of Elite Pharmaceuticals Nevada common stock will be available for any stockholder desiring to make an exchange and for all new issuances. We will issue new preferred stock certificates.

Differences between Delaware and Nevada Law

The rights of the Company’s stockholders are currently governed by Delaware law and the Company’s certificate of incorporation and bylaws. The Merger Agreement provides that, at the effective time of the merger, the separate corporate existence of the Company will cease and the former stockholders of the Company will become stockholders of Elite Pharmaceuticals Nevada. Accordingly, after the effective time of the merger, your rights as a stockholder will be governed by Nevada law and the articles of incorporation and bylaws of Elite Pharmaceuticals Nevada. The statutory corporate laws of the State of Nevada, as governed by the Nevada Revised Statutes, are similar in many respects to those of Delaware, as governed by the Delaware General Corporation Law. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the corporation, if the Reincorporation is consummated. The following are summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of Elite Pharmaceuticals Nevada following the merger.

The following discussion is a summary. It does not give you a complete description of the differences that may affect you. You should also refer to the Nevada Revised Statutes, as well as the forms of the articles of incorporation and the bylaws of Elite Pharmaceuticals Nevada, which are attached as Appendices B and C respectively, to this Proxy Statement, and which will come into effect concurrently with the effectiveness of the Reincorporation merger as provided in the Merger Agreement. In this section, we use the term “charter” to describe either the certificate of incorporation under Delaware law or the articles of incorporation under Nevada law.

General. As discussed above under “Potential Disadvantages of the Reincorporation,” Delaware for many years has followed a policy of encouraging incorporation in that State and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them.

Removal of Directors. Under Delaware law, directors of a corporation without a classified board may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors. Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

Limitation on Personal Liability of Directors. Under Nevada law it is not necessary to adopt provisions in the Articles of Incorporation limiting personal liability as this limitation is provided by statute. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its shareholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Company’s current certificate of incorporation currently limits the liability of the Company’s directors to the fullest extent permitted by law.

While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in three respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision excepts from limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Third, Nevada law expressly excludes directors and officers from liabilities owed to creditors of the corporation. Thus, the Nevada provision expressly permits a corporation to limit the liability not only of directors, but also of officers, and permits limitation of liability arising from a breach of the duty of loyalty and from obligations to the corporation’s creditors.

The Articles of Incorporation for Elite Pharmaceuticals Nevada provide for limitations of liability of directors and officers to the fullest extent permitted by Nevada law.

Indemnification of Officers and Directors and Advancement of Expenses. Although Delaware and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation.
Action by Written Consent of Directors. Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

Actions by Written Consent of Shareholders. Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote consent to the action in writing. Delaware law requires a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Nevada law does not require notice to the stockholders of action taken by less than all of the stockholders.

Dividends. Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists. out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Nevada law provides that no distribution (including dividends on, or redemption or repurchase of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred shareholders.

Restrictions on Business Combinations. Both Delaware and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation that is listed on a national securities exchange or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time the stockholder became an interested stockholder, unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least two-thirds of the corporation’s outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

Nevada law regulates business combinations more stringently. Nevada law defines an interested stockholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. In addition, combinations with an interested stockholder remain prohibited for three years after the person became an interested stockholder unless (i) the transaction is approved by the board of directors or the holders of a majority of the outstanding shares not beneficially owned by the interested party, or (ii) the interested stockholder satisfies certain fair value requirements. As in Delaware, a Nevada corporation may opt out of the statute with appropriate provisions in its articles of incorporation.
Special Meetings of the Shareholders. Delaware law permits special meetings of shareholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special shareholder meeting. Nevada law permits special meetings of shareholders to be called by the entire board of directors, any two directors, or the President, unless the articles of incorporation or bylaws provide otherwise.

Annual Meetings Pursuant to Petition of Stockholders. Delaware law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors instead of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting. Nevada law is more restrictive. Under Nevada law,  stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation may make it more difficult for our stockholders to require that an annual meeting be held without the consent of the board of directors.

Adjournment of Shareholder Meetings. Under Delaware law, if a meeting of shareholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each shareholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies. Under Delaware law, a proxy executed by a shareholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. Nevada law also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Shareholder Vote for Mergers and Other Corporate Reorganizations. Delaware law requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. A Nevada corporation may provide in its articles of incorporation that the corporation may sell, lease or exchange all or substantially all of its assets upon approval by the board of directors without the requirement of shareholder approval. Currently, no such provision is contemplated to be contained in the Elite Pharmaceuticals Nevada articles of incorporation. Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized un-issued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a shareholder vote of the surviving corporation in a merger under substantially similar circumstances.

Increasing or Decreasing Authorized Shares. Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any such class or series of the corporation’s shares without a vote of the shareholders, so long as the action taken does not change or alter any right or preference of the shareholder and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to shareholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law contains no such similar provision.

Shareholder Inspection Rights. Under Delaware law, any shareholder or beneficial owner of shares may, upon written demand under oath stating the proper purpose thereof, either in person or by attorney, inspect and make copies and extracts from a corporation’s stock ledger, list of shareholders and its other books and records for any proper purpose.  Under Nevada law, certain shareholders have the right to inspect the books of account and records of a corporation for any proper purpose.  The right to inspect the books of account and all financial records of a corporation, to make copies of records and to conduct an audit of such records is granted only to a Shareholder who owns at least 15% of the issued and outstanding shares of a corporation, or who has been authorized in writing by the holders of at least 15% of such shares.  A Nevada Corporation may require a shareholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to his or her interest as a shareholder of the corporation.

Certain Federal Income Tax Consequences of the Reincorporation

The Company intends the Reincorporation to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Reincorporation qualifies as a tax-free reorganization, the holders of the Company’s common stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the Reincorporation, and neither will the Company or Elite Pharmaceuticals Nevada. Each stockholder will have the same basis in Elite Pharmaceuticals Nevada’s common stock received as a result of the Reincorporation as that holder has in the corresponding common stock of the Company held at the time the Reincorporation occurs. Each holder’s holding period in Elite Pharmaceuticals Nevada’s common stock received as a result of the Reincorporation will include the period during which such holder held the corresponding common stock of the Company at the time the Reincorporation occurs, provided the latter was held by such holder as a capital asset at the time of consummation of the Reincorporation.

This Proxy Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Proxy Statement does not address the tax consequences under state, local or foreign laws.

This discussion is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

Accounting Consequences Relating to this Proposal No. 3

We do not anticipate that any significant accounting consequences would arise as a result of the Reincorporation.

Appendices Relating to this Proposal No. 3

The form of the Merger Agreement of the Company into Elite Pharmaceuticals Nevada, the Articles of Incorporation of Elite Pharmaceuticals Nevada and the Bylaws of Elite Pharmaceuticals Nevada are attached to this Proxy Statement as Appendices A, B and C, respectively.

Vote Required; Recommendation of our Board of Directors

We have obtained  the approval of the holders of a majority of the outstanding shares of Series B 8% Convertible Preferred Stock (“Series B Preferred Stock”) and Series C 8% Convertible Preferred Stock (“Series C Preferred Stock”), voting as a single class (separate and apart from the holders of the Common Stock and Series E Preferred Stock) which together with a majority of the issued and outstanding shares of our common stock voting with the Series E Preferred Stock shareholders is required to adopt  Proposal No. 3.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE GRANT OF DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS TO REINCORPORATE THE COMPANY IN NEVADA.

* * * * * *

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4

The Board of Directors, subject to stockholder approval, appointed Demetrius & Company, LLC (“Demetrius”) as our independent auditors for our financial statements for the fiscal year ending March 31, 2011.

Stockholder ratification of the appointment is not required by our Certificate of Incorporation or bylaws or otherwise.  If our stockholders fail to ratify the appointment, the Board of Directors will reconsider whether to retain that firm.  Even if the appointment is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm if the Board of Directors determines that such a change would be in our best interests and the best interests of our stockholders.

Demetrius has audited our consolidated financial statements since 2010.  A representative of that firm is expected to be present at the Annual Meeting, and will have an opportunity to make a statement to the stockholders and will be available to respond to appropriate questions.

Vote Required; Recommendation of our Board of Directors

The affirmative vote of a majority of the votes cast at the Annual Meeting, in parson or by proxy, is required to adopt this Proposal No. 3.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF DEMETRIUS & COMPANY, LLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2012

AUDIT COMMITTEE REPORT

The audit committee’s primary responsibilities are to monitor the integrity of our financial statements and reporting process and systems of internal controls regarding finance and accounting and to monitor our compliance with legal and regulatory requirements, including disclosures and procedures. The committee also has the responsibility to evaluate our independent auditor’s qualifications, independence and performance as well as to evaluate the performance of the internal audit function.

Management has the primary responsibility for the financial statements and the reporting process, including our systems of internal controls.  The independent auditors are responsible for auditing the annual financial statements prepared by management and expressing an opinion as to whether those financial statements conform with accounting principles generally accepted in the United States of America.  The audit committee reviewed and discussed the audited financial statements with management and our independent auditors.

We have discussed with the independent auditors those matters required to be communicated to us by auditing standard AU380, Communication with Audit Committees, issued by the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the audit committee concerning independence, and have discussed with the auditors the auditor’s independence.

Based upon the review and discussions described in this report, a majority of the audit committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2011 that has been filed with the Securities and Exchange Commission.

AUDIT COMMITTEE

Barry Dash
Ram Potti
Jeffrey Whitnell, Chairman

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

PRINCIPAL ACCOUNTING FEES AND SERVICES.

Effective January 1, 2009, Miller, Ellin & Company, LLP (“Miller Ellin”), the independent accountant of Elite, and the principal accountant engaged to audit Elite’s financial statements, consummated a merger of its practice into the practice of Rosen Seymour, with Rosen Seymour Shapss Martin & Company LLP (“Rosen Seymour”) succeeding to the business and operations of Miller Ellin, subject to certain conditions and exceptions, as agreed upon by the parties under the terms of the Merger. Upon consummation of the Merger on January 1, 2009, Miller Ellin effectively resigned as Elite’s independent accountant, and Rosen Seymour, pursuant to the terms of its agreement with Miller Ellin, became Elite’s new independent accountant and principal accountant to audit its financial statements, as the successor in interest of Miller Ellin.

On January 14, 2010, the Audit Committee engaged Demetrius & Company LLC (“Demetrius”) as its new independent registered public accounting firm and dismissed Rosen Seymour as the Company’s independent registered public accounting firm.

The following table presents fees, including reimbursements for expenses, for professional audit services rendered by Demetrius & Co, Rosen Seymour and Miller Ellin for the audits of our annual financial statements and interim reviews of our quarterly financial statements for the years ended March 31, 2011 and March 31, 2010 and fees billed for other services rendered by Rosen Seymour and Miller Ellin during those periods.

	2011	2010
Audit Fees(1)
Rosen Seymour and Miller Ellin	$—	$90,850
Demetrius & Co.	$78,250	61,750
All Other Fees	$1175	$325

(1)	Audit Fees relate to the audit of our financial statements included in our annual report on Form 10-K and reviews of financial statements included in our quarterly reports on Form 10-Q.

* * * * * *

BOARD AND COMMITTEE MATTERS AND CORPORATE GOVERNANCE MATTERS

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time.  As a result, no policy exists requiring the combination or separation of leadership roles and our governing documents do not mandate a particular structure.  This allows our Board of Directors the flexibility to establish the most appropriate structure for the Company at any given time.

Currently, Jerry Treppel serves as our Chief Executive Officer and our Chairman.  The Board of Directors believes that, at this time, having a combined Chief Executive Officer and Chairman is the appropriate leadership structure for the Company.  In making this determination, the Board of Directors considered, among other matters, Mr. Treppel's experience in the pharmaceutical industry and the finance world, and deemed that his experience, knowledge, and personality allowed him to serve ably as both Chairman and Chief Executive Officer.  Among the benefits of a combined Chief Executive Officer/Chairman considered by the Board of Directors is that such structure promotes clearer leadership and direction for our Company and allows for a single, focused chain of command to execute our strategic initiatives and business plan.

Our Board of Directors is responsible for overseeing the overall risk management process at the Company. Risk management is considered a strategic activity within the Company and responsibility for managing risk rests with executive management while the Board of Directors participates in the oversight of the process.  The oversight responsibility of our Board of Directors is enabled by management reporting processes that are designed to provide visibility to the Board of Directors about the identification, assessment, and management of critical risks.  These areas of focus include strategic, operational, financial and reporting, succession and compensation, compliance, and other risks.

Board Independence

Our Common Stock is quoted on the OTC Bulletin Board which does not require that a majority of the Company’s directors be independent.  Our Board of Directors has two members who are “independent” as defined by Section 121A of the American Stock Exchange Listing Standards, as amended effective December 1, 2003.  The Board of Directors considers all relevant facts and circumstances in making its determination as to the independence of each member of the Board of Directors (including any relationships set forth in this Proxy Statement under the heading “Certain Related Person Transactions”). Our Board of Directors has affirmatively determined that none of the following Directors has a material relationship with us that would interfere with the exercise of his independent judgment (either directly or as a partner, stockholder or officer of an organization that has a relationship with us): Dr. Barry Dash and Jeffrey Whitnell are therefore deemed independent.

Stockholder Communications with the Board of Directors

Stockholders and other interested parties may contact the Board of Directors or the non-management directors as a group at the following address:

Board of Directors or Outside Directors
Elite Pharmaceuticals, Inc.
165 Ludlow Avenue
Northvale, NJ 07647

All communications received at the above address will be relayed to the Board of Directors or the non-management directors, respectively. Communications regarding accounting, internal accounting controls or auditing matters may also be reported to the Audit Committee using the above address.

Board Meetings

During the fiscal year ended March 31, 2011, our Board of Directors held 10 meetings and acted by written consent on 1 occasion. No incumbent director attended fewer than 75% of the meetings of the Board of Directors, or committees on which these directors served, during that year.

Director Attendance at Annual Meeting of Stockholders

We do not have any policy requiring directors to be present at our Annual Meeting of Stockholders, however historically more than a majority of the incumbent directors have attended the annual meeting of stockholders, and we anticipate a majority of our directors will be present at the Annual Meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

To our knowledge, there was no person who, at any time during the fiscal year ended March 31, 2011, was a director, officer or beneficial owner of more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act, who failed to file on a timely basis a report required by Section 16(a) of the Exchange Act during or with respect to such fiscal year, except as follows.

In addition, Epic Investments, LLC (the direct owner), and Epic Pharma LLC.,  Ashok G. Nigalaye, Jeenarine Narine and Ram Potti (the indirect owners),  each failed to file one report required by Section 16(a) of the Exchange Act for transactions since March 31, 2009 to report an investment pursuant to the Strategic Alliance Agreement in which Epic Investments were issued 62.50 Series E Preferred Shares on September 29, 2010.  A Form 5 was filed for this transaction on March 31, 2011.

Committees of the Board

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

Audit Committee.  The current members of the Audit Committee are Jeffrey Whitnell (Chairman of the Audit Committee), Barry Dash and Ram Potti.  The Audit Committee held 4 meetings during the fiscal year ended March 31, 2011.  Our Audit Committee operates under a written charter, a current copy of which is posted on our website at www.elitepharma.com/CorporateGovernance.asp.

The Audit Committee reviews with management and our auditors our financial statements, the accounting principles applied in their preparation, the scope of the audit, any comments made by the auditors on our financial statements and our accounting controls and procedures, the independence of our auditors, our internal controls, the other matters set forth in its charter, as adopted by the Board of Directors, and such other matters as the Audit Committee deems appropriate. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of our independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us. We deem the majority members of our Audit Committee are “independent,” as defined by Section 121A of the American Stock Exchange Listing Standards, as amended effective December 1, 2003, and Mr. Whitnell to be qualified as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act of 1933, as am3ended (the “Securities Act”).

During the fiscal year ended March 31, 2011, the members of the Audit Committee were Jeffrey Whitnell (Chairman of the Audit Committee), Barry Dash, and Ram Potti.  We deem a majority of the members of our Audit Committee to be independent and Mr. Whitnell to be qualified as an audit committee financial expert.

Nominating Committee.  The current members of the Nominating Committee are Ram Potti (Chairman of the Nominating Committee), Jeenarine Narine and Barry Dash.  The Nominating Committee held no meetings during the fiscal year ended March 31, 2011.  This committee does not have a charter. The Nominating Committee assists the Board of Directors in identifying and recommending qualified Board candidates. The Nominating Committee identifies Board candidates through numerous sources, including recommendations from Directors, executive officers and our stockholders. The Nominating Committee seeks to have available to it qualified candidates from a broad pool of individuals with a range of talents, experience, backgrounds and perspectives. The Nominating Committee seeks to identify those individuals most qualified to serve as Board members and considers many factors with regard to each candidate, including judgment, integrity, diversity, prior experience, the interplay of the candidate’s experience with the experience of other Board members, the extent to which the candidate would be desirable as a member of any committees of the Board of Directors, and the candidate’s willingness to devote substantial time and effort to Board responsibilities. The Nominating Committee makes recommendations to the Board of Directors with respect to Director nominees, and the full Board of Directors determines the slate of nominees for each annual meeting.

During the fiscal year ended March 31, 2011, the members of the Nominating Committee Ram Potti (Chairman of the Nominating Committee), Dr. Barry Dash and Jeenarine Narine.  The Nominating Committee makes recommendations to the Board of Directors with respect to Director nominees.  There were no material changes to the procedures by which security holders may recommend nominees to our Board of Directors since the filing of our last Annual Report on Form 10-K.

Compensation Committee.  The current members of the Compensation Committee are Barry Dash (Chairman of the Compensation Committee), Ashok Nigalaye and Jeffrey Whitnell.  The Compensation Committee held 2 meetings during the fiscal year ended March 31, 2011.  Our Compensation Committee operates under a written charter, a current copy of which is posted on our website at http://www.elitepharma.com/CorporateGovernance.asp.  The Compensation Committee reviews our compensation practices and policies, reviews and approves corporate goals and objectives relevant to the chief executive officer and other executive officer compensation, evaluates chief executive officer and executive officer performance in light of those goals and objectives and, either as a committee or together with other independent directors (as directed by the Board of Directors), determines and approves chief executive officer and executive officer compensation based on this evaluation, reviews and approves the terms of the offer letters, employment agreements, severance agreements, change-in-control agreements, indemnification agreements and other material agreements between the Company and its Chief Executive Officer and executive officers, annually reviews and approves perquisites for the chief executive officer and executive officers, considers and approves the report of the Compensation Committee for inclusion in the Company’s proxy statement, makes recommendations to the Board of Directors with respect to the Company’s employee benefit plans, administers incentive, deferred compensation and equity based plans, and has the other responsibilities as set forth in its charter, as adopted by the Board of Directors, and such other matters as the Compensation Committee deems appropriate.  For more information on the compensation of directors and officers of the Company, see the “Compensation Discussion and Analysis” and “Compensation” sections below.

During the fiscal year ended March 31, 2011, the members of the Compensation Committee were Barry Dash (Chairman of the Compensation Committee), Dr. Ashok Nigalaye and Jeffrey Whitnell.

Compensation Committee Interlocks and Insider Participation

Two of the three members of the Compensation Committee were not officers or employees of the Company or any of its subsidiaries during the year ended March 31, 2011, nor did they have any relationship otherwise requiring disclosure.

Code of Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics applicable to all of our directors, officers and employees, including our Principal Executive Officer and our Principal Financial and Accounting Officer.  A copy of the Code is available on the Investor Relations portion of our website at www.elitepharma.com.  Any waivers of the Code for directors or executive officers must be approved by the Board.

DIRECTOR COMPENSATION

The following table sets forth information concerning director compensation for the year ended March 31, 2011:

Name	Fees Earned or Paid In Cash ($)		Stock Awards ($)		Option Awards ($)	Non- Equity Incentive Plan Compen-sation Earnings ($)	Non- qualified Deferred Compen-sation Earnings ($)	All Other Compen- sation ($)		Total ($)
Barry Dash	9,125	(1)	25,000	(2)	—	—	—	5,000	(3)	39,125

Ashok Nigalaye	—		29,750	(4)	—	—	—	5,000	(3)	34,750

Jeenarine Narine	—		29,750	(4)	—	—	—	5,000	(3)	34,750

Ram Potti	—		29,750	(4)	—	—	—	5,000	(3)	34,750

Jeffrey Whitnell	—		25,000	(2)	—	—	—	5,000	(3)	30,000

(1)
Represents directors fees earned and owing pursuant to the Company’s policy with regards to directors fees in effect prior to October 23, 2009 which were paid in cash during the year ended March 31, 2011.

(2)
Represents directors fees earned and owing pursuant to the Company’s policy with regards to directors fees in effect since October 23, 2009.  In accordance with such policy, all directors are to be paid via the issuance of Common Stock in lieu of cash.  A total of 340,954 shares of common stock were issued during Fiscal 2011 to each Director in payment of the listed stock award.

(3)
Represents directors fees earned during the quarter ended March 31, 2011 for which 91,250 shares of Common Stock is due and owing to each Director.  As of the date of this Proxy Statement, such shares have not yet been issued.

(4)
Represents Directors fees earned and owing prior to October 23, 2009, which each Director elected to receive in Common Stock in lieu of cash and Directors fees earned and owing pursuant to the Company’s policy with regards to Directors’ fees in effect since October 23, 2009.  In accordance with such policy, all directors are to be paid via the issuance of Common Stock in lieu of cash.  A total of 407,949 shares of common stock were issued during Fiscal 2011 in payment of the listed stock award.

Fee Compensation

As of January 1, 2008 and until October 23, 2009, the Company’s policy regarding director fees was as follows: (i) Directors who are employees or consultants of the Company (and/or any of its subsidiaries) receive no additional remuneration for serving as directors or members of committees of the Board; (ii) all Directors are entitled to reimbursement for out-of-pocket expenses incurred by them in connection with their attendance at the Board or committee meetings; (iii) Directors who are not employees or consultants of the Company (and/or any of its subsidiaries) receive $15,000 annual retainer fee for their service on the Board and all committees; (iv) Directors who are not employees or consultants of the Company (and/or any of its subsidiaries) receive a per board meeting fee of $1,000 for each board meeting and a per committee meeting fee of $1,000 for each committee meeting attended by such Director; provided that the chairperson of the committee conducting such meeting shall (in place of the $1,000 meeting fee) receive a per committee meeting fee of $1,500 for each committee meeting attended; and (v) for purposes of the compensation schedule set forth above, (x) a meeting shall only constitute a meeting of the Board or a committee entitling a participant to a meeting fee if such meeting extends to at least sixty (60) minutes (including the time of any reconvened portion of a meeting after an adjournment), (y) a meeting shall include all meetings attended in-person (whether at the Company’s offices or at any other location) or via telephone conference, and (z) only one fee may be payable to Director and/or committee member per calendar day.  Except as described in this section, non-employee Directors do not receive any additional compensation for their services on the Board of Directors, except for Mr. Treppel, who receives $25,000 per year for serving as Chairman of the Board in lieu of the fees described above, pursuant to First Treppel Agreement.

As of October 23, 2009, the Company’s policy regarding director fees was as follows: ((i) Directors who are employees or consultants of the Company (and/or any of its subsidiaries), except for Mr. Jerry Treppel, Chief Executive Officer and Dr. Ashok Nigalaye, Chief Scientific Officer,  receive no additional remuneration for serving as directors or members of committees of the Board; (ii) all Directors are entitled to reimbursement for out-of-pocket expenses incurred by them in connection with their attendance at the Board or committee meetings; (iii) Directors who are not employees or consultants of the Company (and/or any of its subsidiaries) receive $20,000 annual retainer fee, payable on a quarterly basis, in arrears, for their service on the Board and all committees; (iv) The Chairman of the Board receives a $30,000 annual retainer fee, payable on a quarterly basis, in arrears; (v) Directors and the Chairman do not receive any additional compensation for attendance at or chairing of any meetings. (vi) Mr. Jerry Treppel receives no additional compensation, above the annual retainer fee due to the Chairman of the Board, for his services as Chief Executive Officer (vii) Dr. Ashok Nigalaye receives no additional compensation, above the annual retainer fee due to Directors, for his services as Chief Scientific Officer.  (viii) All Director and Chairman fees are paid via the issuance of common stock of the Company, in lieu of cash, as described below.

Equity Compensation

As of October 23, 2009, Members of the Board of Directors and the Chairman are paid their annual retainer fees via the issuance of restricted shares of Common Stock of the Company, in lieu of cash.  The number of shares to be issued to each Director and the Chairman is equal to the quotient of the quarterly amount due to each Director and the Chairman, respectively, divided by the average daily closing price of the Company’s stock for the quarter just ended.

Members of the Board of Directors during the fiscal years ended March 31, 2011 and March 31, 2010 did not receive any options or equity compensation for serving as directors other than the grant of grant of 180,000 options to the Chairman of the Board in December 2008 and shares of Common Stock earned in lieu of cash in relation to Director and Chairman fees due since October 23, 2009.

Other

The Company has entered into indemnification agreements with each of its directors to indemnify them to the fullest extent permitted under Delaware General Corporation Law.

EXECUTIVE OFFICERS

Set forth below are the names and certain information about our current executive officers (the “Named Executive Officers”):

Name	Age	Position

Jerry Treppel	57	Chief Executive Officer
Chris C. Dick	56	President, Chief Operating Officer
Carter J. Ward	47	Chief Financial Officer, Secretary and Treasurer

Jerry Treppel has served as a Director since October 28, 2008, Chairman of the Board since November 6, 2008 and Chief Executive Officer since September 15, 2009.  Please see his biography under “PROPOSAL 1—ELECTION OF DIRECTORS—Director Nominees,” above.

Chris C. Dick, has served as our Chief Operating Officer since October 2008, acting Chief Executive Officer from November 2008 to September 15, 2009, and President since April 2009; Director from October 20, 2008 to June 24, 2009, and since October 23, 2009.  Please see his biography under “PROPOSAL 1—ELECTION OF DIRECTORS—Director Nominees,” above.

Carter J. Ward has served as Chief Financial Officer, Secretary and Treasurer of the Company since July 1, 2009.  Prior to joining the Company, from July 2005 to April 2009, Mr. Ward filled multiple finance and supply chain leadership roles with the Actavis Group and its U.S. subsidiary, Amide Pharmaceuticals.  From September 2004 to June 2005, Mr. Ward was a consultant, mainly engaged in improving internal controls and supporting Sarbanes Oxley compliance of Centennial Communications Inc., a NASDAQ listed wireless communications provider.  From 1999 to September 2004, Mr. Ward was the Chief Financial Officer for Positive Healthcare/Ceejay Healthcare, a U.S.-Indian joint venture engaged in the manufacture and distribution of generic pharmaceuticals and nutraceuticals in India.  Mr. Ward began his career as a certified public accountant in the audit department of KPMG and is a Certified Supply Chain Professional (“CSCP”).  Mr. Ward holds a B.S. in Accounting from Long Island University, Brooklyn, NY, from where he graduated summa cum laude   Mr. Ward’s experience and expertise in the area of finance and more specifically, as a Certified Supply Chain Professional, provides the qualifications, attributes and skills to serve as an officer for the Company.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS
SUMMARY

Our approach to executive compensation, one of the most important and complex aspects of corporate governance, is influenced by our belief in rewarding people for consistently strong execution and performance.  We believe that the ability to attract and retain qualified executive officers and other key employees is essential to our long-term success.

Compensation Linked to Attainment of Performance Goals

Our plan to obtain and retain highly skilled employees is to provide significant incentive compensation opportunities and market competitive salaries. The plan was intended to link individual employee objectives with overall company strategies and results, and to reward executive officers and significant employees for their individual contributions to those strategies and results.  Furthermore, we believe that equity awards serve to align the interests of our executives with those of our stockholders.  As such, equity is a key component of our compensation program.

Role of the Compensation Committee and its Advisors

The Company formed the Compensation Committee in June 2007.  Since the formation of the Compensation Committee all elements of the executives’ compensation are determined by the Compensation Committee, which is comprised of a two independent non-employee directors, and one director who is also the Company’s Chief Scientific Officer.  However, the Compensation Committee’s decisions concerning the compensation of the Company’s Chief Executive Officer are subject to ratification by the independent directors of the Board of Directors.  As of March 31, 2011, the members of the Compensation Committee were Barry Dash, Ashok Nigalaye and Jeffrey Whitnell.  The Committee operates pursuant to a charter.  Under the Compensation Committee charter, the Compensation Committee has authority to retain compensation consultants, outside counsel, and other advisors that the committee deems appropriate, in its sole discretion, to assist it in discharging its duties, and to approve the terms of retention and fees to be paid to such consultants

OUR EXECUTIVE COMPENSATION PROGRAM

 Overview

The primary elements of our executive compensation program are base salary, incentive cash and stock bonus opportunities and equity incentives typically in the form of stock option grants or payment of a portion of annual salary as stock. Although we provide other types of compensation, these three elements are the principal means by which we provide the Named Executive Officers with compensation opportunities.

The annual bonus opportunity and equity compensation components of the executive compensation program reflect our belief that a portion of an executive’s compensation should be performance-based. This compensation is performance-based because payment is tied to the achievement of corporate performance goals. To the extent that performance goals are not achieved, executives will receive a lesser amount of total compensation.

ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM

Base Salary

We pay a base salary to certain of the Named Executive Officers, with such payments being made in either cash, Common Stock or a combination of cash and Common Stock. In general, base salaries for the Named Executive Officers are determined by evaluating the responsibilities of the executive’s position, the executive’s experience and the competitive marketplace. Base salary adjustments are considered and take into account changes in the executive’s responsibilities, the executive’s performance and changes in the competitive marketplace. We believe that the base salaries of the Named Executive Officers are appropriate within the context of the compensation elements provided to the executives and because they are at a level which remains competitive in the marketplace.

Bonuses

The Board of Directors may authorize us to give discretionary bonuses, payable in cash or shares of Common Stock, to the Named Executive Officers and other key employees.  Such bonuses are designed to motivate the Named Executive Officers and other employees to achieve specified corporate, business unit and/or individual, strategic, operational and other performance objectives.

Stock Options

Stock options constitute performance-based compensation because they have value to the recipient only if the price of our Common Stock increases.  Stock options for each of the Named Executive Officers generally vest over time, obtainment of a corporate goal or a combination of the two.

The grant of stock options at Elite is designed to motivate our Named Executive Officers to achieve our short-term and long-term corporate goals.

Retirement and Deferred Compensation Benefits

We do not presently provide the Named Executive Officers with a defined benefit pension plan or any supplemental executive retirement plans, nor do we provide the Named Executive Officers with retiree health benefits. We have adopted a deferred compensation plan under Section 401(k) of the Code.  The plan provides for employees to defer compensation on a pretax basis subject to certain limits, however, Elite does not provide a matching contribution to its participants.

The retirement and deferred compensation benefits provided to the Named Executive Officers are not material factors considered in making other compensation determinations with respect to Named Executive Officers.

Post-Termination/Change of Control Compensation

We do not presently provide the Named Executive Officers with any plan or arrangement in connection with any termination, including, without limitation, through retirement, resignation, severance or constructive termination (including a change in responsibilities) of such Named Executive Officer’s employment with the Company.  We also do no presently provide the Named Executive Officers any plan or arrangement in connection with a change in control of the Company.

Perquisites

As described in more detail below, the perquisites provided to certain of the Named Executive Officers consist of car allowances and life insurance premiums.  These perquisites represent a small fraction of the total compensation of each such Named Executive Officer. The value of the perquisites we provide are taxable to the Named Executive Officers and the incremental cost to us of providing these perquisites is reflected in the Summary Compensation Table. The Board of Directors believes that the perquisites provided are reasonable and appropriate. For more information on perquisites provided to the Named Executive Officers, please see the “All Other Compensation” column of the Summary Compensation Table and “Agreements with Named Executive Officers,” below.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

Name And Principal Position	Fiscal Year	Salary ($)		Bonus ($)		Option Awards ($)		All Other Compensation ($)		Total ($)
Jerry Treppel
Chairman of the Board and	2011(1)	—		—		—		30,000	(2)	30,000
Chief Executive Officer	2010(1)	—		—		—		27,500	(3)	27,500
Chris Dick
President and	2011(1)	200,000	(4)	—		—		8,400	(7)	208,400
Chief Operating Officer	2010(1)	218,817	(5)	—		18,690	(6)	8,400	(7)	245,907
Carter J. Ward
Chief Financial Officer	2011(1)	150,000	(8)	600	(10)	—		—		150,600
Secretary and Treasurer	2010(1)	105,000	(9)	500	(10)	18,690	(11)	—		124,190

(1)	Represents the fiscal years ended March 31, 2011 and 2010.

(2)
Represents compensation due to Mr. Treppel for his service as Chairman of the Board of Directors. Mr. Treppel receives no salary or additional compensation for his service as Chief Executive Officer. Compensation due to Mr. Treppel is paid via the issuance of Common Stock, pursuant to the Company’s Director compensation policy.  During Fiscal Year 2011, a total of 366,401 shares of Common Stock were issued to Mr. Treppel in satisfaction of Director’s fees totaling $22,500 earned during the year ended March 31, 2011.  Mr. Treppel is owed an additional 136,845 shares of Common Stock in payment of Director’s fees totaling $7,500 due and owing for the three months ended March 31, 2011.

(3)
Represents compensation due to Mr. Treppel for his service as Chairman of the Board.  $12,500 of the total amount results from cash compensation due pursuant to the First Treppel Agreement and $15,000 of the total amount results from compensation due for Mr. Treppel’s service as Chairman of the Board.  Mr. Treppel receives no salary or additional compensation for his service as Chief Executive Officer.  During Fiscal Year 2011, a total of 221,434 shares of Common Stock were issued to Mr. Treppel in satisfaction of Director’s fees totaling $20,417 which were due and payable as of the end of Fiscal Year 2010.  As of March 31, 2011, the Company has no remaining liability to Mr. Treppel for Director’s fees earned during Fiscal Year 2010.

(4)
Represents total salaries due to Mr. Dick pursuant to the Second Dick Agreement.  Of the total salary amount, $175,000 was paid in cash as salary in accordance with the Company’s payroll practices, and $25,000 is to be paid via the issuance of Common Shares in lieu of cash.  During Fiscal Year 2001, a total of 305,334 shares of Common Stock were issued to Mr. Dick in payment of salaries totaling $18,750 earned during the year ended March 31, 2011.  Mr. Dick is owed an additional 114,038 shares of Common Stock in payment of salaries earned and owing during the three months ended March 31, 2011.

(5)
Represents salaries paid to Mr. Dick pursuant to the First Dick Agreement for the period April 2009 to November 2009, and pursuant to the Second Dick Agreement thereafter.  Of the total salary amount, $208,400 was paid in cash as salary in accordance with the Company’s payroll practices, and $10,417 was paid via the issuance of 120,859 shares of Common Stock, with such shares of Common Stock being issued during Fiscal Year 2011.

(6)
Represents the value of incentive stock options granted to Mr. Dick under the Elite Pharmaceutical Inc. 2004 Stock Option Plan on January 18, 2010.  Mr. Dick was granted options to purchase 200,000 shares of the Company’s Common Stock at 10 cents per share.  The options vest in equal increments of one-third of the total grant each on January 18, 2011, 2012 and 2013, respectively.  The options expire on January 17, 2020.  The options were valued using the Black Scholes Method. Please refer to note 19 of the financial statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2011 for further detail on the valuation assumptions.

(7)	Represents amounts paid for auto allowance.

(8)
Represents total salaries due to Mr. Ward pursuant to the Second Ward Agreement.  Of the total salary amount, $125,000 was paid in cash as salary in accordance with the Company’s payroll practices, and $25,000 is to be paid via the issuance of Common Shares in lieu of cash.  During Fiscal Year 2011, a total of 305,334 shares of Common Stock were issued to Mr. Ward in payment of salaries totaling $18,750 earned during the year ended March 31, 2011.  Mr. Ward is owed an additional 114,038 shares of Common Stock in payment of salaries earned and owing during the three months ended March 31, 2011.

(9)
Represents salaries paid to Mr. Ward pursuant to the First Ward Agreement for the period July 2009 to October 2009, and pursuant to the Second Ward Agreement thereafter.  Of the total salary amount, $94,583 was paid in cash as salary in accordance with the Company’s payroll practices and $10,417 was paid via the issuance of 120,859 shares of Common Stock, with such shares of Common Stock being issued during Fiscal Year 2011.

(10)	Represents discretionary bonuses award to Mr. Ward by the Chief Executive Officer

(11)
Represents the value of incentive stock options granted to Mr. Ward under the Elite Pharmaceutical Inc. 2004 Stock Option Plan on January 18, 2010.  Mr. Ward was granted options to purchase 200,000 shares of the Company’s Common Stock at 10 cents per share.  The options vest in equal increments of one-third of the total grant each on January 18, 2011, 2012 and 2013, respectively.  The options expire on January 17, 2020.  The options were valued using the Black Scholes Method. Please refer to note 19 of the financial statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2011 for further details on the valuation assumptions.

Agreements with Named Executive Officers

Jerry Treppel

On December 1, 2008, Elite entered into a compensation agreement with Mr. Treppel (the “First Treppel Agreement”) providing for the terms under which Mr. Treppel will serve as the non-executive Chairman of the Board. Pursuant to the First Treppel Agreement, Mr. Treppel will serve as the non-executive Chairman of the Board until immediately prior to the next annual meeting of the Company’s stockholders; provided, however, that following such annual meeting, and each subsequent annual meeting of the Company’s stockholders, if the Board elects Mr. Treppel as the non-executive Chairman of the Board, the term of the First Treppel Agreement will be extended through the earlier of (a) the date of the next subsequent annual meeting of the Company’s stockholders and (b) the date upon which Mr. Treppel no longer serves as the non-executive Chairman.

During the term of the First Treppel Agreement, including any applicable extensions thereof, Mr. Treppel is entitled to cash compensation of $2,083.33 on a monthly basis in lieu of, and not in addition to, any cash directors’ fees and other compensation paid to other non-employee members of the Board. Mr. Treppel is also entitled to reimbursement of any expenses reasonably incurred in the performance of his duties under the First Treppel Agreement upon presentation of proper written evidence of such expenditures.

In addition, pursuant to the terms of the First Treppel Agreement, Elite granted to Mr. Treppel under its 2004 Stock Option Plan non-qualified stock options to purchase 180,000 shares of Common Stock of Elite, par value $0.001 per share, exercisable for a period of 10 years at an exercise price per share of $0.06, subject to the terms and conditions of the related option agreement.

Under the First Treppel Agreement, Elite has also agreed to indemnify Mr. Treppel to the fullest extent permitted by law in accordance with the By-Laws of Elite against (a) reasonable expenses, including attorneys’ fees, incurred by him in connection with any threatened, pending, or completed civil, criminal, administrative, investigative, or arbitrative action, suit, or proceeding (and any appeal therein) seeking to hold him liable for actions taken in his capacity as Chairman of the Board, and (b) reasonable payments made by him in satisfaction of any judgment, money decree, fine (including assessment of excise tax with respect to an employee benefit plan), penalty or settlement for which he may have become liable in any such action, suit or proceeding, provided that any such expenses or payments are not the result of Mr. Treppel’s gross negligence, willful misconduct or reckless actions.

Either party may terminate the First Treppel Agreement, effective immediately upon the giving of written notice to the other party.

On September 15, 2009, Mr. Treppel was appointed Chief Executive Officer of the Company.  Mr. Treppel will continue to also serve as Chairman of the Board and he has agreed to forego any additional compensation related to his activities and Chief Executive Officer.  Accordingly, Mr. Treppel’s compensation as Chief Executive Officer and Chairman of the Board remains unchanged from the First Treppel Agreement.

On October 23, 2009, at the meeting of the Board held immediately after the annual shareholders meeting, Mr. Treppel’s compensation as Chairman of the Board was revised to an annual amount of $30,000, payable in common shares of the Company.  The amount of common shares to be issued to Mr. Treppel in payment of compensation due to him as Chairman of the Board is calculated on a quarterly basis, and is equal to the quotient of the quarterly amount due of $7,500, divided by the average daily closing price of the Company’s common stock for the quarter just ended.

Mr. Treppel agreed to forego any additional compensation for his services as Chief Executive Officer of the Company.

Chris C. Dick

In November 13, 2009, we entered into an employment agreement with Mr. Dick as our President and Chief Operating Officer (the “Dick Agreement”).  The Dick Agreement is terminable at the will of either the Company or Mr. Dick, with or without notice and for any reason or no reason.

The Dick Agreement provides for a base salary of $200,000, with $175,000 of this amount being paid in cash and $25,000 of this amount being paid in restricted shares of the Company’s Common Stock.  The Common Stock component of Mr. Dick’s compensation is to be paid on a quarterly basis, with the number of shares issued equal to the quotient of the quarterly amount due of $6,250 divided by the average daily closing price of the Company’s Common Stock for the quarter just ended.

In addition, the Dick Agreement provides for 25 days of paid vacation, the right to participate in all health insurance plans maintained by the Company for its employees, a monthly auto allowance of $700 and term life insurance in the amount of $500,000 payable to Mr. Dick’s estate.

The Dick Agreement also required Mr. Dick’s execution of a Proprietary Rights Agreement.

Carter J. Ward

On July 1, 2009, the Company appointed Carter J. Ward as Chief Financial Officer and entered into a letter agreement with Mr. Ward (the “First Ward Agreement”) wherein Mr. Ward became an at-will employee as the Company’s Chief Financial Officer.  Under the terms of the First Ward Agreement, Mr. Ward will dedicate at least two business days per week toward fulfilling his responsibilities as Chief Financial Officer and will receive an annual base salary of $60,000, payable in accordance with the Company’s payroll practices.  Mr. Ward is entitled to generally the same benefits offered to other employees of the Company, subject to applicable eligibility requirements and may become eligible for cash and/or equity based awards that may be granted by the Company in the future, with any such awards being granted in the discretion of the Company and its Chief Executive Officer.

On November 12, 2009, the Company entered into an employment agreement replacing the First Ward Agreement (the “Second Ward Agreement”).  Pursuant to the terms of the Second Ward Agreement, Mr. Ward will continue as an at-will employee of the Company as its Chief Financial Officer.  Mr. Ward will receive a base salary of $150,000, with $125,000 of such amount being paid in accordance with the Company’s payroll practices and $25,000 of such amount being paid by the issuance of restricted shares of Common Stock, in lieu of cash.  The Common Stock component of Mr. Ward’s compensation is to be paid on a quarterly basis, with the number of shares issued equal to the quotient of the quarterly amount due of $6,250 divided by the average daily closing price of the Company’s Common Stock for the quarter just ended.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information concerning stock option awards held by Named Executive Officers as of March 31, 2011:

Name	Number of securities underlying unexercised options Exercisable (#)		Number of securities underlying unexercised options Unexercisable (#)		Equity Incentive Plan Awards: Number of securities underlying unexercised unearned options (#)		Options Exercise Price ($)	Option Expiration Date
Chris Dick
	10,000	(1)	—		—		2.34	10/31/2012
	10,000	(1)	—		—		2.34	10/31/2012
	10,000	(1)	—		—		2.34	10/31/2012
	10,000	(2)	—		—		2.21	6/13/2012
	10,000	(2)	—		—		2.21	6/13/2012
	10,000	(2)	—		—		2.21	6/13/2012
	40,000	(3)	—		—		2.80	7/14/2015
	250,000	(4)	—		—		2.25	11/13/2016
	—		—		150,000	(5)	2.25	11/13/2016
	—		—		150,000	(6)	2.25	11/13/2016
	—		—		200,000	(7)	2.25	11/13/2016
	66,667	(8)	—		133,333	(8)	0.10	1/17/2020

Jerry Treppel
	60,000	(9)	—		—		0.06	12/1/2018
	60,000	(10)	—		—		0.06	12/1/2018
			60,000	(11)	—		0.06	12/1/2018

Carter J. Ward
	66,667	(8)	—		133,333	(8)	0.10	1/17/2020

(1)	Options vested on November 1, 2003, 2004 and 2005, respectively

(2)	Options vested on June 13, 2004, 2005 and 2006, respectively

(3)	Options vested on July 14, 2005

(4)	Options vested on November 3, 2006

(5)
These options vest upon the closing of an exclusive product license for the first of the United States national market, the entire European Union market or the Japan market or product sale transaction of all of our ownership rights in the United States (only once for each individual product) for our first Non-Generic Opioid Product.

(6)
These options vest upon the closing of an exclusive product license for the United States national market, the entire European Union market or the Japan market or product sale transaction of all of our ownership rights in the United States (only once for each individual product) for our second Non-Generic Opioid Product.

(7)
These options vest as follows:  upon the commencement of the first Phase III clinical trial relating to the first "Non-Generic Opioid Product" developed by the Company as to 125,000 options and relating to the second "Non-Generic Opioid Product" developed by the Company as to 75,000 options.

(8)	Total of 200,000 options granted with such options vesting in annual increments on January 18, 2011, 2012 and 2013, with each increment equal to one-third of the total options granted.

(9)	Options vested on December 1, 2009

(10)	Options vested on December 1, 2010

(11)	Options vest on December 1, 2011

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE.

All related person transactions are reviewed and, as appropriate, may be approved or ratified by the Board of Directors. If a Director is involved in the transaction, he or she may not participate in any review, approval or ratification of such transaction. Related person transactions are approved by the Board of Directors only if, based on all of the facts and circumstances, they are in, or not inconsistent with, our best interests and the best interests of our stockholders, as the Board of Directors determines in good faith. The Board of Directors takes into account, among other factors it deems appropriate, whether the transaction is on terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. The Board of Directors may also impose such conditions as it deems necessary and appropriate on us or the related person in connection with the transaction.

In the case of a transaction presented to the Board of Directors for ratification, the Board of Directors may ratify the transaction or determine whether rescission of the transaction is appropriate.

Certain Related Person Transactions

Transactions with Epic Pharma LLC and Epic Investments LLC

On March 18, 2009, the Company entered into the Epic Strategic Alliance Agreement with Epic Pharma, LLC and Epic Investments, LLC, a subsidiary controlled by Epic Pharma LLC.  Ashok G. Nigalaye, Jeenarine Narine and Ram Potti, each were elected as members of our Board of Directors, effective June 24, 2009, as the three directors that Epic is entitled to designate for appointment to the Board pursuant to the terms of the Epic Strategic Alliance Agreement.  Messrs. Nigalaye, Narine and Potti are also officers of Epic Pharma, LLC, in the following capacities:

Mr. Nigalaye, Chairman and Chief Executive Officer of Epic Pharma, LLC;
Mr. Narine, President and Chief Operating Officer of Epic Pharma, LLC;
Mr. Potti, Vice President of Epic Pharma, LLC.

As part of the operation of the strategic alliance, the Company and Epic identified areas of synergy, including, without limitation, raw materials used by both entities, and various regulatory and operational resources existing at Epic that could be utilized by the Company.

With regards to synergies related to raw materials usage, the strategic alliance allowed the Company to purchase such raw materials from Epic, at the Epic acquisition cost, without markup.  In all cases, the acquisition cost of Epic was lower than those costs available to the Company, mainly as a result of efficiencies of scale generated by significantly larger volumes purchased by Epic during the course of their normal operations.  During the fiscal year ended 3/31/2011, an aggregate amount of $232,305 in such materials was purchased from Epic Pharma LLC.  All purchases were at Epic Pharma’s acquisition cost, without markup and evidenced by supporting documents of Epic Pharma LLC’s acquisition cost.

With regards to synergies related to regulatory and operational resources, the strategic alliance allowed the Company to utilize Epic’s substantial resources and technical competencies on an “as needed” basis at a cost equal to Epic’s actual cost for only the resources utilized by the Company.  Without such access to Epic’s resources, the Company would have to invest significant amounts in human resources and fixed assets as well as incur substantial costs with third party providers to provide the same resources provided by Epic and necessary for the operations of the Company.  During the fiscal year ended 3/31/2011, an aggregate amount of $73,440 was paid to Epic as reimbursement for costs associated with facility maintenance, engineering and regulatory resources utilized by the Company as well as $140,000 in manufacturing equipment.

The Company also purchased an ANDA for Phentermine 37.5mg tablets from Epic Pharma LLC for a cost of $450,000.

Total purchases from Epic by the Company during the fiscal year ended 3/31/2011 were $895,745.

During the fiscal year ended 3/31/2011, the Company also performed method development services for Epic Pharma LLC, for which it was paid $25,000, sold retired equipment to Epic for $30,000 and sold excess raw materials to Epic for a total of $2,903.

Total payments from Epic Pharma LLC to the Company during the fiscal year ended 3/31/2011 were $57,903.

STOCKHOLDER PROPOSALS

The Company does not currently provide a formal process for stockholders to present proposals or for possible inclusion in the Company’s proxy materials for presentation at the next annual meeting of stockholders.

The Company’s stockholders may submit proposals that they believe should be voted upon at the Company’s 2012 Annual Meeting of Stockholders.  Stockholders may also recommend candidates for election to our Board of Directors for such Annual Meeting (See “Corporate Governance” and “Corporate Governance and Nominating Committee”).

Pursuant to Rule 14a-8 under the Exchange Act and subject to the requirements of our bylaws, stockholder proposals may be included in our 2012 Proxy Statement. Any such stockholder proposals must be submitted in writing to the attention of the Corporate Secretary, Elite Pharmaceuticals, Inc., 165 Ludlow Avenue, Northvale, New Jersey 07647, no later than January 10, 2012, which is the date 120 calendar days prior to the anniversary of the mailing date of the proxy statement for the fiscal 2011 Annual Meeting.

Stockholders interested in submitting such a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable securities laws.

If a stockholder gives notice of a proposal or a nomination after the applicable deadline specified above, the notice will not be considered timely, and the stockholder will not be permitted to present the proposal or the nomination to the stockholders for a vote at the meeting.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker or direct your written request to Elite Pharmaceuticals, Inc., Attn: Carter Ward, Secretary, 165 Ludlow Avenue, Northvale, New Jersey 07647. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

Important Notice Regarding the Availability of Proxy Materials for the 2011 Annual Meeting of Stockholders To Be Held on October 18, 2011

This Proxy Statement and our 2011 Annual Report on Form 10-K are available electronically at: http://www.elitepharma.com/annual_meeting.asp

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended. The SEC maintains an Internet world wide web site that provides access, without charge, to reports, proxy statements and other information about issuers, like Elite, who file electronically with the SEC. The address of that site is http://www.sec.gov.

You also may obtain copies of these materials by mail from the Public Reference Section of the Securities and Exchange Commission, 100 F Street, N.E., Room 1580 Washington, D.C, 20549, at prescribed rates. These materials are also available from the SEC in person at any one of its public reference rooms. Please call the SEC at l-800-SEC-0330 for further information on its public reference rooms. You may read and copy this information at the following location of the SEC:

Public Reference Room
100 F Street, N.E.
Room 1580
Washington, D.C. 20549

You can also obtain, without charge, reports, proxy statements and other information, including without limitation, any information we may incorporate by reference herein, about the Company, by contacting: Elite Pharmaceuticals, Inc., 165 Ludlow Avenue, Northvale, New Jersey 07647, Attn: Corporate Secretary, telephone: (201) 750-2646, facsimile: (201) 750-2755.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for a vote at the meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person(s) named as proxy holder, or their nominee or substitute, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason, any of our nominees for director are not available, the proxy holder will vote your proxy for such other candidate or candidates nominated by the Board of Directors.

August 31, 2011	By Order of the Board of Directors
Carter Ward, Secretary

STOCKHOLDERS ARE URGED TO VOTE BY INTERNET, BY TELEPHONE OR BY SIGNING
AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

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APPENDIX A
AGREEMENT AND PLAN OF MERGER
By and Between
ELITE PHARMACEUTICALS, INC.
(a Nevada corporation)
and
ELITE PHARMACEUTICALS INC.
(a Delaware corporation)

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (the “Plan”) is adopted as of  [               ], 2011, by and between Elite Pharmaceuticals, Inc., a Delaware corporation (“Elite Pharmaceuticals Delaware”), and Elite Pharmaceuticals, Inc., a Nevada corporation and a wholly owned subsidiary of Elite Pharmaceuticals Delaware (“Elite Pharmaceuticals Nevada”).

WHEREAS, Elite Pharmaceuticals Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, Elite Pharmaceuticals Nevada is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, as of  the date hereof, Elite Pharmaceuticals Delaware has authority to issue [                 ]  consisting of   [                         ] shares of common stock, $0.001 par value per share (“Delaware Common Stock”), of which [                      ] shares are issued and outstanding and    [                          ] shares of preferred stock par value $0.01 per share (Delaware Preferred Stock) of which [                 ] shares are issued and outstanding.

WHEREAS, on the date hereof, Ten shares of Nevada Common Stock are issued and outstanding and are owned by Elite Pharmaceuticals Delaware;

WHEREAS, the respective boards of directors of Elite Pharmaceuticals Nevada and Elite Pharmaceuticals Delaware have determined that, for the purpose of effecting the reincorporation of Elite Pharmaceuticals Delaware in the State of Nevada, it is advisable and in the best interests of such corporations and their respective shareholders that Elite Pharmaceuticals Delaware merge with and into Elite Pharmaceuticals Nevada upon the terms and conditions herein provided;

WHEREAS, the respective boards of directors of Elite Pharmaceuticals Nevada and Elite Pharmaceuticals Delaware have approved this Plan; and

WHEREAS, the respective shareholders of Elite Pharmaceuticals Nevada and Elite Pharmaceuticals Delaware have approved this Plan.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Elite Pharmaceuticals Delaware and Elite Pharmaceuticals Nevada hereby agree to merge as follows:

1. Merger. Subject to the terms and conditions hereinafter set forth, Elite Pharmaceuticals Delaware shall be merged with and into Elite Pharmaceuticals Nevada, with Elite Pharmaceuticals Nevada to be the surviving corporation in the merger (the “Merger”). The Merger shall be effective on the later of the date and time (the “Effective Time”) that a properly executed certificate of merger consistent with the terms of this Plan and Section 252 of the Delaware General Corporation Law (the “DGCL”) is filed with the Secretary of State of Delaware or articles of merger are filed with the Secretary of the State of Nevada as required by Section 92A.200 of the Nevada Revised Statutes (the “NRS”).

2. Principal Office of Elite Pharmaceuticals Nevada. The address of the principal office of Elite Pharmaceuticals Nevada is 165 Ludlow Avenue, Northvale, New Jersey 07647.

3. Corporate Documents. The Articles of Incorporation of Elite Pharmaceuticals Nevada, as in effect immediately prior to the Effective Time, shall continue to be the Articles of Incorporation of Elite Pharmaceuticals Nevada as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law. The Bylaws of Elite Pharmaceuticals Nevada, as in effect immediately prior to the Effective Time, shall continue to be the Bylaws of Elite Pharmaceuticals Nevada as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

4. Directors and Officers. The directors and officers of Elite Pharmaceuticals Delaware at the Effective Time shall be and become directors and officers, holding the same titles and positions, of Elite Pharmaceuticals Nevada at the Effective Time, and after the Effective Time shall serve in accordance with the Bylaws of Elite Pharmaceuticals Nevada.

5. Succession. At the Effective Time, Elite Pharmaceuticals Nevada shall succeed to Elite Pharmaceuticals Delaware in the manner of and as more fully set forth in Section 259 of the DGCL and in Section 92A.250 of the NRS.

6. Further Assurances. From time to time, as and when required by Elite Pharmaceuticals Nevada or by its successors and assigns, there shall be executed and delivered on behalf of Elite Pharmaceuticals Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confer of record or otherwise in Elite Pharmaceuticals Nevada the title to and possession of all the interests, assets, rights, privileges, immunities, powers, franchises and authority of Elite Pharmaceuticals Delaware, and otherwise to carry out the purposes and intent of this Plan, and the officers and directors of Elite Pharmaceuticals Nevada are fully authorized in the name and on behalf of Elite Pharmaceuticals Delaware or otherwise to take any and all such actions and to execute and deliver any and all such deeds and other instruments.

7. Common Stock of Elite Pharmaceuticals Delaware. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Delaware Common Stock outstanding immediately prior thereto shall be changed and converted automatically into one fully paid and nonassessable share of Nevada Common Stock.

8. Stock Certificates. At and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of Delaware Common Stock shall be deemed for all purposes to evidence ownership of and to represent shares of Nevada Common Stock into which the shares of the Delaware Common Stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of Elite Pharmaceuticals Delaware or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Elite Pharmaceuticals Nevada or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Delaware Common Stock evidenced by such outstanding certificate as above provided.

9. Options; Warrants. Each option, warrant or other right to purchase shares of Delaware Common Stock, which are outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option, warrant or right to purchase one share of Nevada Common Stock at an exercise or purchase price per share equal to the exercise or purchase price applicable to the option, warrant or other right to purchase Delaware Common Stock.

10. Common Stock of Elite Pharmaceuticals Nevada. At the Effective Time, the previously outstanding Ten shares of Nevada Common Stock registered in the name of Elite Pharmaceuticals Delaware shall, by reason of the Merger, be reacquired by Elite Pharmaceuticals Nevada, shall be retired and shall resume the status of authorized and unissued shares of Nevada Common Stock, and no shares of Nevada Common Stock or other securities of Elite Pharmaceuticals Nevada shall be issued in respect thereof.

11. Amendment. The Boards of Directors of Elite Pharmaceuticals Delaware and Elite Pharmaceuticals Nevada may amend this Plan at any time prior to the Merger, provided that an amendment made subsequent to the adoption of the Plan by the sole shareholder of Elite Pharmaceuticals Nevada or the stockholders of Elite Pharmaceuticals Delaware shall not (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for the Delaware Common Stock, (ii) alter or change any term of the articles of incorporation of Elite Pharmaceuticals Nevada, as the surviving corporation to the Merger, or (iii) alter or change any of the terms and conditions of the Plan if such alteration or change would adversely affect the holders of Delaware Common Stock.

12. Abandonment. At any time before the Effective Time, this Plan may be terminated and the Merger contemplated hereby may be abandoned by the Board of Directors of either Elite Pharmaceuticals Delaware or Elite Pharmaceuticals Nevada or both, notwithstanding approval of this Plan by the sole shareholder of Elite Pharmaceuticals Nevada or the stockholders of Elite Pharmaceuticals Nevada, or both.

13. Rights and Duties of Elite Pharmaceuticals Nevada. At the Effective Time and for all purposes the separate existence of Elite Pharmaceuticals Delaware shall cease and shall be merged with and into Elite Pharmaceuticals Nevada which, as the surviving corporation, shall thereupon and thereafter possess all the rights, privileges, immunities, licenses and franchises (whether of a public or private nature) of Elite Pharmaceuticals Delaware; and all property (real, personal and mixed), all debts due on whatever account, all choices in action, and all and every other interest of or belonging to or due to Elite Pharmaceuticals Delaware shall continue and be taken and deemed to be transferred to and vested in Elite Pharmaceuticals Nevada without further act or deed; and the title to any real estate, or any interest therein, vested in Elite Pharmaceuticals Delaware shall not revert or be in any way impaired by reason of such Merger; and Elite Pharmaceuticals Nevada shall thenceforth be responsible and liable for all the liabilities and obligations of Elite Pharmaceuticals Delaware; and, to the extent permitted by law, any claim existing, or action or proceeding pending, by or against Elite Pharmaceuticals Delaware may be prosecuted as if the Merger had not taken place, or Elite Pharmaceuticals Nevada may be substituted in the place of such corporation. Neither the rights of creditors nor any liens upon the property of Elite Pharmaceuticals Delaware shall be impaired by the Merger. If at any time Elite Pharmaceuticals Nevada shall consider or be advised that any further assignment or assurances in law or any other actions are necessary or desirable to vest the title of any property or rights of Elite Pharmaceuticals Delaware in Elite Pharmaceuticals Nevada according to the terms hereof, the officers and directors of Elite Pharmaceuticals Nevada are empowered to execute and make all such proper assignments and assurances and do any and all other things necessary or proper to vest title to such property or other rights in Elite Pharmaceuticals Nevada, and otherwise to carry out the purposes of this Plan.

14. Consent to Service of Process. Elite Pharmaceuticals Nevada hereby agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of Elite Pharmaceuticals Delaware, as well as for enforcement of any obligation of Elite Pharmaceuticals Nevada arising from the Merger. Elite Pharmaceuticals Nevada hereby irrevocably appoints the Secretary of State of the State of Delaware and the successors of such officer its attorney in fact in the State of Delaware upon whom may be served any notice, process or pleading in any action or proceeding against it to enforce against Elite Pharmaceuticals Nevada any obligation of Elite Pharmaceuticals Delaware. In the event of such service upon the Secretary of State of the State of Delaware or the successors of such officer, such service shall be mailed to the principal office of Elite Pharmaceuticals Nevada at 165 Ludlow Avenue, Northvale New Jersey 07647.
Signature Page Follows

IN WITNESS WHEREOF, this Agreement and Plan of Merger, having first been duly approved by resolution of the Boards of Directors of Elite Pharmaceuticals Delaware and Elite Pharmaceuticals Nevada, has been executed on behalf of each of said two corporations by their respective duly authorized officers.

ELITE PHARMACEUTICALS, INC.
a Delaware corporation

By:
Chris Dick,
Chief Operating Officer

ELITE PHARMACEUTICALS, INC.
a Nevada corporation

By:
Chris Dick
Chief Operating Officer

APPENDIX B
ARTICLES OF INCORPORATION
OF
ELITE PHARMACEUTICALS, INC.
(a Nevada corporation)

APPENDIX B

ARTICLES OF INCORPORATION
OF
ELITE PHARMACEUTICALS, INC.
(a Nevada corporation)

ARTICLE I
NAME

The name of the corporation shall be Elite Pharmaceuticals, Inc. (hereinafter, the “Corporation”).

ARTICLE II
REGISTERED OFFICE

The name and street address of the Corporation’s registered agent in the State of Nevada is National Registered Agents, Inc. of NV, 1000 East William Street, Suite 204, Carson City, NV 89701.

The corporation may also maintain offices at such other places within or outside of the State of Nevada as it may from time to time determine.  Corporate business of every kind and nature may be conducted, and meetings of directors and shareholders may be held outside the State of Nevada with the same effect as if held in the State of Nevada.

ARTICLE III
PURPOSE

The Corporation may engage in any lawful activity for which corporations may now or hereafter be organized under the Nevada Revised Statutes (“NRS”).

ARTICLE IV
CAPITAL STOCK

4.1.          Authorized Capital Stock.  The aggregate number of shares which this Corporation shall have authority to issue is Six Hundred Ninety Million Fifteen Thousand (690,015,000) shares, consisting of (a) Six Hundred Ninety Million, (690,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”) and (b) Fifteen Thousand, (15,000) shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”), issuable in one or more series as hereinafter provided.  A description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, and preferences granted to and restrictions imposed upon the shares of each class are as follows:

4.2.          Common Stock.  Each share of Common Stock shall have, for all purposes one (1) vote per share.  Subject to the preferences applicable to Preferred Stock outstanding at any time, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, property or shares of stock of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefore.  The holders of Common Stock issued and outstanding have and possess the right to receive notice of shareholders’ meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Common Stock or approval of the common shareholders is required or requested.

4.3.          Preferred Stock.  The Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized, by resolution adopted and filed in accordance with law, to provide for the issue of such series of shares of Preferred Stock. Each series of shares of Preferred Stock:

(a) may have such voting powers, full or limited, or may be without voting powers;

(b) may be subject to redemption at such time or times and at such prices as determine by the Board of Directors;

(c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at  such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock;

(d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation;

(e) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation or such other corporation or other entity at such price or prices or at such rates of exchange and with such adjustments;

(f) may be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;

(g) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional shares (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of, any outstanding shares of the Corporation; and

(h) may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, in each case as shall be stated in said resolution or resolutions providing for the issue of such shares of Preferred Stock. Shares of Preferred Stock of any series that have been redeemed or repurchased by the Corporation (whether through the operation of a sinking fund or otherwise) or that, if convertible or exchangeable, have been converted or exchanged in accordance with their terms shall be retired and have the status of authorized and unissued shares of Preferred Stock of the same series and may be reissued as a part of the series of which they were originally a part or may, upon the filing of an appropriate certificate with the Secretary of State of the State of Nevada be reissued as part of a new series of shares of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of shares of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of shares of Preferred Stock.

4.4.         Series B 8% Convertible Preferred Stock.  The total number of shares of Series B 8% Convertible Preferred Stock the Corporation shall have the authority to issue is TEN THOUSAND (10,000), with a par value of $0.01 per share and a stated value equal to $1,000 (the "STATED VALUE") per share.  The designations, powers, preferences, rights and restrictions granted or imposed upon the Series B 8% Convertible Preferred Stock and holders thereof are as follows:

SECTION 1. DEFINITIONS. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. For the purposes hereof, the following terms shall have the following meanings:

"ALTERNATE CONSIDERATION" shall have the meaning set forth in Section 7(e).

"BANKRUPTCY EVENT" means any of the following events: (a) the Corporation or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Significant Subsidiary thereof; (b) there is commenced against the Corporation or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Corporation or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Corporation or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment; (e) the Corporation or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Corporation or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Corporation or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

"BUSINESS DAY" means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

"BUY-IN" shall have the meaning set forth in Section 6(e)(iii).

"CHANGE OF CONTROL TRANSACTION" means the occurrence after the date hereof of any of (i) an acquisition after the date hereof by an individual, legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 40% of the voting securities of the Corporation (other than by means of conversion or exercise of Preferred Stock and the Securities issued together with the Preferred Stock), or (ii) the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the stockholders of the Corporation immediately prior to such transaction own less than 60% of the aggregate voting power of the Corporation or the successor entity of such transaction, or (iii) the Corporation sells or transfers all or substantially all of its assets to another Person and the stockholders of the Corporation immediately prior to such transaction own less than 60% of the aggregate voting power of the acquiring entity immediately after the transaction, or (iv) a replacement at one time or within a one year period of more than one-half of the members of the Corporation's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (v) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth in clauses (i) through (iv) above.

"CLOSING DATE" means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto and all conditions precedent to (i) the Holders' obligations to pay the Subscription Amount and (ii) the Corporation's obligations to deliver the Securities have been satisfied or waived.

"COMMISSION" means the Securities and Exchange Commission.

"COMMON STOCK" means the Corporation's common stock, par value $0.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed into.

"COMMON STOCK EQUIVALENTS" means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

"CONVERSION AMOUNT" means the sum of the Stated Value at issue.

"CONVERSION DATE" shall have the meaning set forth in Section 6(a).

"CONVERSION PRICE" shall have the meaning set forth in Section 6(b).

"CONVERSION SHARES" means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series B Preferred Stock in accordance with the terms hereof.

"CONVERSION SHARES REGISTRATION STATEMENT" means a registration statement that registers the resale of all Conversion Shares of the Holder, who shall be named as a "selling stockholder" therein and meets the requirements of the Registration Rights Agreement.

"DILUTIVE ISSUANCE" shall have the meaning set forth in Section 7(b).

"DILUTIVE ISSUANCE NOTICE" shall have the meaning set forth in Section 7(b).

"DIVIDEND PAYMENT DATE" shall have the meaning set forth in Section 3(a).

"DIVIDEND SHARE AMOUNT" shall have the meaning set forth in Section 3(a).

"EFFECTIVE DATE" means the date that the Conversion Shares Registration Statement is declared effective by the Commission.

"EQUITY CONDITIONS" means, during the period in question, as to a Holder, (i) the Corporation shall have duly honored all conversions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the applicable Holder on or prior to the dates so requested or required, if any, (ii) there is an effective Conversion Shares Registration Statement pursuant to which such Holder is permitted to utilize the prospectus thereunder to resell all of the shares of Common Stock issuable to such Holder pursuant to the Transaction Documents (and the Corporation believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (iii) the Common Stock is trading on a Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed for trading on such Trading Market (and the Corporation believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (iv) there is a sufficient number of authorized, but unissued and otherwise unreserved, shares of Common Stock for the issuance of all of the shares of Common Stock issuable to such Holder pursuant to the Transaction Documents, (v) the issuance of the shares in question (or, in the event of an Optional Redemption, of the issuance of all the Conversion Shares underlying the Series B Preferred Stock) to such Holder would not violate the limitations set forth in Section 6(c) and Section 6(d) herein, (vi) except with respect to Section 8(b), there has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated, and (vii) such Holder is not in possession of any information that constitutes, or may constitute, material non-public information as a result of the disclosure of such information by the Corporation or any of its Affiliates.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"EXEMPT ISSUANCE" means the issuance of (a) shares of Common Stock or options to employees, consultants, officers or directors of the Corporation pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of the Securities issued pursuant to the Purchase Agreement and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of the Purchase Agreement, provided that such securities have not been amended since the date of the Purchase Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of any such securities, (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in, or an individual that operates, a business synergistic with the business of the Corporation and in which the Corporation receives benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities (each such transaction, a "STRATEGIC TRANSACTION"), (d) up to a maximum of 1,500,000 shares of Common Stock or Common Stock Equivalents in any rolling 12 month period issued to consultants, vendors, financial institutions or lessors in connection with services (including the provision of Permitted Indebtedness) provided by such Persons referred to in this clause (d), but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, and provided that none of such shares may be registered for sale or resale by any of such holders; (e) securities issued as dividends payable upon the Series C Preferred Stock; (f) securities issued as a dividend or distribution any of the Securities pursuant to the terms of the Transaction Documents and (g) securities issued in connection with any stock split, stock dividend or recapitalization of the Common Stock.

"FORCED CONVERSION AMOUNT" means the sum of (i) 100% of the aggregate Stated Value then outstanding, (ii) accrued but unpaid dividends and (iii) all liquidated damages and other amounts due in respect of the Series B Preferred Stock.

"FORCED CONVERSION DATE" shall have the meaning set forth in Section 8(a).

"FORCED CONVERSION NOTICE" shall have the meaning set forth in Section 8(a).

"FORCED CONVERSION NOTICE DATE" shall have the meaning set forth in Section 8(a).

"FUNDAMENTAL TRANSACTION" shall have the meaning set forth in Section 7(e).

"HOLDER" or "HOLDERS" means the holders or holders, as the case may be, of Series B Preferred Stock.

"JUNIOR SECURITIES" means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or PARI PASSU to the Series B Preferred Stock in dividend rights or liquidation preference.

"LIQUIDATION" shall have the meaning set forth in Section 5.

"NEW YORK COURTS" shall have the meaning set forth in Section 11(d).

"NOTICE OF CONVERSION" shall have the meaning set forth in Section 6(a).

"OPTIONAL REDEMPTION AMOUNT" means the sum of (i) prior to September 15, 2011, 115% of the aggregate Stated Value then outstanding or after such date, 100% of the aggregate Stated Value then outstanding, (ii) accrued but unpaid dividends and (iii) all liquidated damages and other amounts due in respect of the Preferred Stock.

"OPTIONAL REDEMPTION" shall have the meaning set forth in Section 8(b).

"OPTIONAL REDEMPTION DATE" shall have the meaning set forth in Section 8(b).

"OPTIONAL REDEMPTION NOTICE" shall have the meaning set forth in Section 8(b).

"OPTIONAL REDEMPTION NOTICE DATE" shall have the meaning set forth in Section 8(b).

"ORIGINAL ISSUE DATE" means the date of the first issuance of any shares of the Series C Preferred Stock regardless of the number of transfers of any particular shares of Series C Preferred Stock and regardless of the number of certificates which may be issued to evidence such Series C Preferred Stock.

"PERMITTED INDEBTEDNESS" means (a) the Indebtedness existing on the Original Issue Date as set forth on the Disclosure Schedules attached to the Purchase Agreement and (b) non-equity linked lines of credit or term loans from a regulated financial institution, lease obligations and purchase money indebtedness of up to $3,000,000 in the aggregate.

"PERMITTED LIEN" means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Corporation) have been established in accordance with GAAP; (b) Liens imposed by law which were incurred in the ordinary course of the Corporation's business, such as carriers', warehousemen's and mechanics' Liens, statutory landlords' Liens, and other similar Liens arising in the ordinary course of the Corporation's business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Corporation and its consolidated Subsidiaries or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien, and (c) Liens incurred in connection with Permitted Indebtedness under clause (b) thereunder, provided that such Liens are not secured by assets of the Corporation or its Subsidiaries other than the assets so acquired or leased, except that any line of credit or term loan from a regulated financial institution may be secured by a general Lien on all assets of the Corporation.

"PREFERRED STOCK" means the Series B Preferred Stock, the Series C Preferred Stock and the Series E Preferred Stock collectively.

"PURCHASE AGREEMENT" means the Securities Purchase Agreement, dated as of the Original Issue Date, to which the Corporation and the original Holders are parties, as amended, modified or supplemented from time to time in accordance with its terms.

"REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of the date of the Purchase Agreement, to which the Corporation and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

"SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"SERIES B PREFERRED STOCK" shall have the meaning set forth in Section 2.

"SERIES C CERTIFICATE" means the Designation of Preferences, Rights and Limitations of Series C 8% Convertible Preferred Stock set forth in the Articles of Incorporation.

"SERIES C PREFERRED STOCK" means the Series C 8% Convertible Preferred Stock, par value $0.01 per share, of the Corporation.

"SHARE DELIVERY DATE" shall have the meaning set forth in Section 6(e).

"SHAREHOLDER APPROVAL" shall have the meaning set forth in Section 6(d).

"STATED VALUE" shall have the meaning set forth in Section 2.

"SUBSCRIPTION AMOUNT" means, as to each Purchaser, the amount in United States Dollars and in immediately available funds to be paid for the Series B Preferred Stock purchased pursuant to the Purchase Agreement as specified below such Purchaser's name on the signature page of the Purchase Agreement and next to the heading "Subscription Amount."

"SUBSIDIARY" shall have the meaning set forth in the Purchase Agreement.

"THRESHOLD PERIOD" shall have the meaning set forth in Section 8(a).

"TRADING DAY" means a day on which the principal Trading Market is open for business.

"TRADING MARKET" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Select Market, the Nasdaq Global Market or the New York Stock Exchange.

"TRANSACTION DOCUMENTS" shall have the meaning set forth in the Purchase Agreement.

"VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers and reasonably acceptable to the Corporation.

SECTION 2. DESIGNATION, RANK, AMOUNT AND PAR VALUE. This series of preferred stock shall be designated as its Series B 8% Convertible Preferred Stock (the "SERIES B PREFERRED STOCK") and the number of shares so designated shall be 10,000 (which shall not be subject to increase without the requisite affirmative vote of the holders of Preferred Stock as set forth in Section 4). Each share of Series B Preferred Stock shall have a par value of $0.01 per share and a stated value equal to $1,000 (the "STATED VALUE"). The Series B Preferred Stock shall, with respect to dividend rights, redemption rights and rights upon liquidation, dissolution or winding up, rank senior to the Common Stock and PARI PASSU to the Series C Preferred Stock.

SECTION 3. DIVIDENDS.

a) DIVIDENDS IN CASH OR IN KIND. Holders shall be entitled to receive, and the Corporation shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value per share) of 8% per annum,  (subject to increases pursuant to Section 9(b)), payable quarterly on January 1, April 1, July 1 and October 1, beginning on the first such date after the Original Issue Date and on each Conversion Date (except that, if such date is not a Trading Day, the payment date shall be the next succeeding Trading Day) (each such date, a "DIVIDEND PAYMENT DATE") in cash or duly authorized, validly issued, fully paid and non-assessable shares of Common Stock as set forth in this Section 3(a), or a combination thereof (the amount to be paid in shares of Common Stock, the "DIVIDEND SHARE AMOUNT"). The form of dividend payments to each Holder shall be determined in the following order of priority: (i) if funds are legally available for the payment of dividends and the Equity Conditions have not been met during the 20 consecutive Trading Days immediately prior to the applicable Dividend Payment Date, in cash only; (ii) if funds are legally available for the payment of dividends and the Equity Conditions have been met during the 20 consecutive Trading Days immediately prior to the applicable Dividend Payment Date, at the sole election of the Corporation, in cash or shares of Common Stock which shall be valued solely for such purpose at 95% of the average of the VWAPs for the 20 consecutive Trading Days ending on the Trading Day that is immediately prior to the Dividend Payment Date; (iii) if funds are not legally available for the payment of dividends and the Equity Conditions have been met during the 20 consecutive Trading Days immediately prior to the applicable Dividend Payment Date, in shares of Common Stock which shall be valued solely for such purpose at 95% of the average of the VWAPs for the 20 consecutive Trading Days ending on the Trading Day that is immediately prior to the Dividend Payment Date; (iv) if funds are not legally available for the payment of dividends, in unregistered shares of Common Stock which shall be valued solely for such purpose at 95% of the average of the VWAPs for the 20 consecutive Trading Days ending on the Trading Day that is immediately prior to the Dividend Payment Date. The Holders shall have the same rights and remedies with respect to the delivery of any such shares as if such shares were being issued pursuant to Section 6. Dividends on the Series B Preferred Stock shall be calculated on the basis of a 360-day year, shall accrue daily commencing on the Original Issue Date, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Except as otherwise provided herein, if at any time the Corporation pays dividends partially in cash and partially in shares, then such payment shall be distributed ratably among the Holders based upon the number of shares of Series B Preferred Stock held by each Holder on such Dividend Payment Date. Any dividends, whether paid in cash or shares of Common Stock, that are not paid within five Trading Days following a Dividend Payment Date shall continue to accrue and shall entail a late fee, which must be paid in cash, at the rate of 18% per annum or the lesser rate permitted by applicable law (such fees to accrue daily, from the Dividend Payment Date through and including the date of payment). If at any time the Corporation delivers a notice to the Holders of its election to pay the dividends in shares of Common Stock, the Corporation shall timely file a prospectus supplement pursuant to Rule 424 disclosing such election, to the extent required by applicable law.

b) So long as any Series B Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities except as expressly permitted by Section 9(a)(ix). So long as any Series B Preferred Stock shall remain outstanding, (i) neither the Corporation nor any Subsidiary thereof shall directly or indirectly pay or declare any dividend or make any distribution upon (other than a dividend or distribution described in Section 6 or dividends due and paid in the ordinary course on preferred stock of the Corporation at such times when the Corporation is in compliance with its payment and other obligations hereunder), (ii) nor shall any distribution be made in respect of, any Junior Securities as long as any dividends due on the Series B Preferred Stock remain unpaid, (iii) nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or shares PARI PASSU with the Series B Preferred Stock (other than in the case of a purchase or redemption of any shares of Series C Preferred Stock that occurs simultaneous with the purchase or redemption of shares of Series B Preferred Stock).

c) The Corporation acknowledges and agrees that the capital of the Corporation (as such term is used in applicable provisions of the (Nevada Revised Statutes) in respect of the Series B Preferred Stock and any future issuances of the Corporation's capital stock shall be equal to the aggregate par value of such Series B Preferred Stock or capital stock, as the case may be, and that, on or after the date of the Purchase Agreement, it shall not increase the capital of the Corporation with respect to any shares of the Corporation's capital stock issued and outstanding on such date. The Corporation also acknowledges and agrees that it shall not create any special reserves out of funds of the corporation available for dividends for any purpose without the prior written consent of each Holder.

d) The Series B Preferred Stock shall rank PARI PASSU with the Series C Preferred Stock with respect to all dividend payments.

SECTION 4. VOTING RIGHTS. Except as otherwise provided herein or as otherwise required by law, the Series B Preferred Stock shall have no voting rights. However, as long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of at least 50%, in the aggregate, of the then outstanding shares of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined in Section 5) senior to or otherwise PARI PASSU with the Preferred Stock, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Preferred Stock, (d) increase the authorized number of shares of Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing. Notwithstanding the above, this Section 4 shall not apply to any security issued in connection with a Strategic Transaction that ranks as to dividends, redemption or distribution of assets upon a Liquidation that is PARI PASSU with or junior to the Preferred Stock.

SECTION 5. LIQUIDATION. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a "LIQUIDATION"), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages owing thereon, for each share of Series B Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the holders of all outstanding shares of Series B Preferred Stock and Series C Preferred Stock in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A Fundamental Transaction or Change of Control Transaction shall not be deemed a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder. The Series B Preferred Stock shall rank PARI PASSU with the Series C Preferred Stock with respect to distributions upon a Liquidation.

SECTION 6. CONVERSION.

a) CONVERSIONS AT OPTION OF HOLDER. Each share of Series B Preferred Stock shall be convertible at the option of the Holder, at any time and from time to time from and after the Original Issue Date into that number of shares of Common Stock (subject to the limitations set forth in Section 6(c) and Section 6(d)) determined by dividing the Stated Value of such share of Series B Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as ANNEX A (a "NOTICE OF CONVERSION"). Each Notice of Conversion shall specify the number of shares of Series B Preferred Stock to be converted, the number of shares of Series B Preferred Stock owned prior to the conversion at issue, the number of shares of Series B Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the Holder delivers by facsimile such Notice of Conversion to the Corporation (the "CONVERSION DATE"). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions, as the case may be, of shares of Series B Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing such shares of Series B Preferred Stock to the Corporation unless all of the shares of Series B Preferred Stock represented thereby are so converted, in which case the Holder shall deliver the certificate representing such shares of Series B Preferred Stock promptly following the Conversion Date at issue. Shares of Series B Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

b) CONVERSION PRICE. The conversion price for the Series B Preferred Stock shall equal $0.15 subject to adjustment herein (the "CONVERSION PRICE").

c) BENEFICIAL OWNERSHIP LIMITATION. The Corporation shall not effect any conversion of the Series B Preferred Stock, and a Holder shall not have the right to convert any portion of the Series B Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder's Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder's Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Stated Value of Series B Preferred Stock beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including the Warrants) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(c) applies, the determination of whether the Series B Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of how many shares of Series B Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder's determination of whether the shares of Series B Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates) and how many shares of the Series B Preferred Stock are convertible, in each case subject to such aggregate percentage limitations. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation's most recent Form 10-Q or Form 10-K, as the case may be, (B) a more recent public announcement by the Corporation or (C) a more recent notice by the Corporation or the Corporation's transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series B Preferred Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "BENEFICIAL OWNERSHIP LIMITATION" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Series B Preferred Stock held by the Holder. The Beneficial Ownership Limitation provisions of this Section 6(c) may be waived by such Holder, at the election of such Holder, upon not less than 61 days' prior notice to the Corporation, to change the Beneficial Ownership Limitation to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of Series B Preferred Stock held by the Holder and the provisions of this Section 6(c) shall continue to apply. Upon such a change by a Holder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation shall not be further waived by such Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(c) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Series B Preferred Stock. This Section 6(c) shall not apply to the Corporation's exercise of its rights under Section 8.

d) TRADING MARKET LIMITATIONS. Notwithstanding anything herein to the contrary, if the Corporation has not obtained Shareholder Approval (as defined below), then the Corporation may not issue upon conversion of the Series B Preferred Stock, a number of shares of Common Stock, which, when aggregated with any shares of Common Stock issued prior to such Conversion Date (A) upon conversion of or as payment of dividends on the Series B Preferred Stock, (B) upon exercise of the Warrants issued pursuant to that certain Purchase Agreement and (C) pursuant to any warrants issued to any registered broker-dealer as a fee in connection with the Securities issued pursuant to the Purchase Agreement, would exceed 19.999% of the number of shares of Common Stock outstanding on the Trading Day immediately preceding the Original Issue Date (such number of shares, the "ISSUABLE MAXIMUM"). Each Holder shall be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing (x) such the number of shares of Series B Preferred Stock initially purchased by such Holder by (y) the aggregate number of shares purchased by all Holders. Such portion shall be adjusted upward ratably in the event all of the shares of Series B Preferred Stock initially purchased by any Holder are no longer outstanding. If at any time (i) the number of shares of Common Stock which could, notwithstanding the limitation set forth herein, be issued to all Holders during the following 12 months (assuming all dividends are paid in shares of Common Stock during such period of determination based upon the VWAP at the time of any such determination) equals or exceeds the Issuable Maximum and (ii) the Corporation's voting shareholders shall not have previously approved the transactions contemplated by the Transaction Documents as may be required by an applicable rule or listing policy of a Trading Market (the "SHAREHOLDER APPROVAL"), then the Corporation shall issue to the Holder requesting conversion a number of shares of Common Stock equal to such Holder's pro-rata portion (which shall be calculated pursuant to the terms hereof) of the Issuable Maximum, and with respect to the remainder of the Series B Preferred Stock (including any accrued dividends) then held by such Holder for which a conversion in accordance with the applicable Conversion Price would result in an issuance of shares of Common Stock in excess of such Holder's pro-rata portion (which shall be calculated pursuant to the terms hereof) of the Issuable Maximum (the "EXCESS PREFERRED"), the Corporation shall be prohibited from converting such Excess Preferred, and shall promptly notify the Holder of the reason therefore. The Excess Preferred shall thereafter be unconvertible to such extent until and unless Shareholder Approval is subsequently obtained, but the rights and preferences of the Series B Preferred Stock otherwise set forth in this Certificate of Designation shall otherwise remain in full force and effect.

e) MECHANICS OF CONVERSION

i. DELIVERY OF CERTIFICATE UPON CONVERSION. Not later than three Trading Days after each Conversion Date (the "SHARE DELIVERY DATE"), the Corporation shall deliver, or cause to be delivered, to the Holder (A) a certificate or certificates which, on or after the Effective Date, representing the number of shares of Common Stock being acquired upon the conversion of shares of Series B Preferred Stock, and (B) a bank check in the amount of accrued and unpaid dividends (if the Corporation has elected or is required to pay accrued dividends in cash). On or after the Effective Date, the Corporation shall, upon request of the Holder, use its commercially reasonable efforts to deliver any certificate or certificates required to be delivered by the Corporation under this Section 6 electronically through the Depository Trust Company or another established clearing corporation performing similar functions. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the fifth Trading Day after the Conversion Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such certificate or certificates, to rescind such Conversion Notice by written notice to the Corporation, in which event the Corporation shall promptly return to the Holder any original Series B Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return any Common Stock certificates representing the shares of Series B Preferred Stock tendered for conversion to the Corporation.

ii. OBLIGATION ABSOLUTE; PARTIAL LIQUIDATED DAMAGES. The Corporation's obligation to issue and deliver the Conversion Shares upon conversion of Series B Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to the Holder in connection with the issuance of such Conversion Shares; PROVIDED, HOWEVER, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against the Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Series B Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with the Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series B Preferred Stock of the Holder shall have been sought and obtained. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to the Holder such certificate or certificates pursuant to Section 6(e)(i) on the second Trading Day after the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Stated Value of Series B Preferred Stock being converted, $10 per Trading Day (increasing to $20 per Trading Day on the third Trading Day after such damages begin to accrue) for each Trading Day after such second Trading Day after the Share Delivery Date until such certificates are delivered. Nothing herein shall limit a Holder's right to pursue actual damages for the Corporation's failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The Exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

iii. COMPENSATION FOR BUY-IN ON FAILURE TO TIMELY DELIVER CERTIFICATES UPON CONVERSION. If the Corporation fails to deliver to the Holder such certificate or certificates by the Share Delivery Date pursuant to Section 6(e)(i), and if after such Share Delivery Date the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a "BUY-IN"), then the Corporation shall (A) pay in cash to the Holder (in addition to any other remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of the Holder, either reissue (if surrendered) the shares of Series B Preferred Stock equal to the number of shares of Series B Preferred Stock submitted for conversion or deliver to the Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(e)(i). For example, if the Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series B Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay the Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation's failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series B Preferred Stock as required pursuant to the terms hereof.

iv. RESERVATION OF SHARES ISSUABLE UPON CONVERSION. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series B Preferred Stock and payment of dividends on the Series B Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series B Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of all outstanding shares of Series B Preferred Stock and payment of dividends hereunder. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if the Conversion Shares Registration Statement is then effective under the Securities Act, shall be registered for public sale in accordance with such Conversion Shares Registration Statement.

v. FRACTIONAL SHARES. Upon a conversion hereunder, the Corporation shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time. If the Corporation elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

vi. TRANSFER TAXES. The issuance of certificates for shares of the Common Stock on conversion of this Series B Preferred Stock shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such shares of Series B Preferred Stock so converted and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

SECTION 7. CERTAIN ADJUSTMENTS.

a) STOCK DIVIDENDS AND STOCK SPLITS. If the Corporation, at any time while this Series B Preferred Stock is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Series B Preferred Stock); (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) SUBSEQUENT EQUITY SALES. If the Corporation or any Subsidiary thereof, at any time while this Series B Preferred Stock is outstanding, sells or grants any option to purchase or sells or grants any right to reprice its securities (other than a reduction in the Exercise Price of the Warrants issued to the Holders on the Original Issue Date), or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then applicable Conversion Price (such issuances collectively, a "DILUTIVE ISSUANCE") (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the then applicable Conversion Price, such issuance shall be deemed to have occurred for less than the then applicable Conversion Price on such date of the Dilutive Issuance), then the then applicable Conversion Price shall be reduced to a price determined by multiplying the then applicable Conversion Price by a fraction, the numerator of which is the sum of (A) the number of shares of Common Stock issued and outstanding immediately prior to the Dilutive Issuance plus (B) the number of shares of Common Stock issuable upon conversion or exercise of Common Stock Equivalents issued and outstanding immediately prior to the Dilutive Issuance plus (C) the number of shares of Common Stock which the offering price for such Dilutive Issuance would purchase at the then applicable Conversion Price, and the denominator of which shall be the sum of (X) the number of shares of Common Stock issued and outstanding immediately prior to the Dilutive Issuance plus (Y) the number of shares of Common Stock issuable upon conversion or exercise of Common Stock Equivalents issued and outstanding immediately prior to the Dilutive Issuance plus (Z) the number of shares of Common Stock so issued or issuable in connection with the Dilutive Issuance. Notwithstanding the foregoing, no adjustment will be made under this Section 7(b) in respect of an Exempt Issuance or any exchange of shares of any outstanding preferred stock of the Corporation for shares of a validly authorized, newly-created series of preferred stock. The Corporation shall notify the Holder in writing, no later than the Business Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 7(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the "DILUTIVE ISSUANCE Notice"). For purposes of clarification, whether or not the Corporation provides a Dilutive Issuance Notice pursuant to this Section 7(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Conversion Shares based upon the adjusted Conversion Price on or after the date of such Dilutive Issuance, regardless of whether the Holder accurately refers to the adjusted Conversion Price in the Notice of Conversion.

c) SUBSEQUENT RIGHTS OFFERINGS. If the Corporation, at any time while this Series B Preferred Stock is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share that is lower than the VWAP on the record date referenced below, then the Conversion Price shall be multiplied by a fraction of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming delivery to the Corporation in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants. If any such rights, options or warrants expire without having been exercise, the Conversion Price as adjusted upon the issuance of such rights, options or warrants shall be readjusted to the Conversion Price which would have been in effect had an adjustment been made on the basis that only additional shares of Common Stock so issued were the additional shares of Common Stock, if any, actually issued or sold on the exercise of such rights, options or warrants and such additional shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise, plus the consideration, if any, actually received by the Corporation for the granting of all such rights, options or warrants, whether or not exercised, provided that such readjustment shall not apply to prior conversions of the Series B Preferred Stock

d) PRO RATA DISTRIBUTIONS. If the Corporation, at any time while this Series B Preferred Stock is outstanding, distributes to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than Common Stock, which shall be subject to Section 7(b)), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets, evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Corporation in good faith. In either case the adjustments shall be described in a statement delivered to the Holder describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

e) FUNDAMENTAL TRANSACTION. If, at any time while this Series B Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person, (B) the Corporation effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "FUNDAMENTAL TRANSACTION"), then, upon any subsequent conversion of this Series B Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the "ALTERNATE CONSIDERATION"). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series B Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation of the Series B Preferred Stock with the same terms and conditions and issue to the Holder new preferred stock consistent with the foregoing provisions and evidencing the Holder's right to convert such preferred stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7(e) and insuring that this Series B Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

f) CALCULATIONS. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

g) NOTICE TO THE HOLDERS.

i. ADJUSTMENT TO CONVERSION PRICE. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Corporation issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Corporation shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the Purchase Agreement).

ii. NOTICE TO ALLOW CONVERSION BY HOLDER. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Series B Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert the Conversion Amount of this Series B Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice.

SECTION 8. FORCED CONVERSION; OPTIONAL REDEMPTION; AUTOMATIC MONTHLY CONVERSION.

a) FORCED CONVERSION. Notwithstanding anything herein to the contrary, to the extent that VWAP for each of any 20 consecutive Trading Day period exceeds the then applicable Conversion Price (such 20 consecutive Trading Day period, the "THRESHOLD PERIOD"), if (i)(x) the VWAP during the Threshold Period exceeds $1.00 (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and the like) and (y) the daily trading volume for each Trading Day during such Threshold Period exceeds 250,000 shares of Common Stock (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and the like), (ii)(x) the VWAP during the Threshold Period exceeds $1.25 (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and the like) and (y) the daily trading volume for each Trading Day during such Threshold Period exceeds 200,000 shares of Common Stock (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and the like),  (iii)(x) the VWAP during the Threshold Period exceeds $1.50 (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and the like) and (y) the daily trading volume for each Trading Day during such Threshold Period exceeds 150,000 shares of Common Stock (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and the like), or (iv)(x) the VWAP during the Threshold Period exceeds $1.75 (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and the like) and (y) the daily trading volume for each Trading Day during such Threshold Period exceeds 100,000 shares of Common Stock (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and the like), then the Corporation may, within two Trading Days after the end of any such Threshold Period, deliver a written notice to all Holders (a "FORCED CONVERSION NOTICE" and the date such notice is delivered to all Holders, the "FORCED CONVERSION NOTICE DATE") to cause each Holder to convert all or part of such Holder's Series B Preferred Stock (as specified in such Forced Conversion Notice) plus all accrued but unpaid dividends thereon and all liquidated damages and other amounts due in respect of the Series B Preferred Stock pursuant to Section 6, it being agreed that the "Conversion Date" for purposes of Section 6 shall be deemed to occur on the third Trading Day following the Forced Conversion Notice Date (such third Trading Day, the "FORCED CONVERSION DATE"). The Corporation may not deliver a Forced Conversion Notice, and any Forced Conversion Notice delivered by the Corporation shall not be effective, unless (y) a forced conversion of the Series C Preferred Stock in accordance with the Series C Certificate  occurs simultaneously with the forced conversion of the Series B Preferred Stock in accordance with this Section 8(a), and (z) all of the Equity Conditions have been met on each Trading Day occurring during the applicable Threshold Period through and including the later of the Forced Conversion Date and the Trading Day after the date that the Conversion Shares issuable pursuant to such conversion are actually delivered to the Holder pursuant to the Forced Conversion Notice. Any Forced Conversion Notices shall be applied ratably to all of the holders of Preferred Stock based the number of shares of Preferred Stock held by each holder of Preferred Stock as of the forced Conversion Date, provided that any voluntary conversions by a Holder shall be applied against such Holder's pro-rata allocation, thereby decreasing the aggregate amount forcibly converted hereunder if less than all shares of the Preferred Stock are forcibly converted. For purposes of clarification, a Forced Conversion shall be subject to all of the provisions of Section 6, including, without limitation, the provisions requiring payment of liquidated damages and limitations on conversions.

b) OPTIONAL REDEMPTION. Subject to the provisions of this Section 8, the Corporation may deliver a notice to the Holders (an "OPTIONAL REDEMPTION NOTICE" and the date such notice is deemed delivered hereunder, the "OPTIONAL REDEMPTION NOTICE DATE") of its irrevocable election to redeem some or all of the then outstanding Series B Preferred Stock, for cash in an amount equal to the Optional Redemption Amount on the 20th Trading Day following the Optional Redemption Notice Date (such date, the "OPTIONAL REDEMPTION DATE" and such redemption, the "OPTIONAL REDEMPTION"). The Optional Redemption Amount is payable in full on the Optional Redemption Date. The Corporation may only effect an Optional Redemption if each of the Equity Conditions shall have been met on each Trading Day occurring during the period commencing on the Optional Redemption Notice Date through to the Optional Redemption Date and through and including the date payment of the Optional Redemption Amount is actually made. If any of the Equity Conditions shall cease to be satisfied at any time during such 20 Trading Day period, then a Holder may elect to nullify the Optional Redemption Notice as to such Holder by notice to the Corporation within 3 Trading Days after the first day on which any such Equity Condition has not been met (provided that if the Corporation is obligated to notify the Holders of the non-existence of an Equity Condition, such notice period shall be extended to the third Trading Day after proper notice from the Corporation) in which case the Optional Redemption Notice shall be null and void, AB INITIO. Additionally, the Corporation may only effect an Optional Redemption if a similar redemption of the Series C Preferred Stock  in accordance with the Series C Certificate  occurs simultaneously with the Optional Redemption of the Series B Preferred Stock in accordance with this Section 8(b). The Corporation covenants and agrees that it will honor all Notices of Conversion tendered from the time of delivery of the Optional Redemption Notice through the date the Optional Redemption Amount is paid in full. Any Optional Redemption Notices shall be applied ratably to all of the holders of Preferred Stock based the number of shares of Preferred Stock held by each holder of Preferred Stock as of the Optional Redemption Date, provided that any voluntary conversions by a Holder shall be applied against such Holder's pro-rata allocation, thereby decreasing the aggregate amount redeemed hereunder if less than all shares of the Preferred Stock are redeemed.

c) AUTOMATIC MONTHLY CONVERSION Subject to the terms herein, on each Monthly Conversion Date (as defined below), a number of shares of Series B Preferred Stock equal to each Holder’s pro-rata portion (based on the shares of Series B Preferred Stock held by each Holder on August 1, 2011) of the Monthly Conversion Amount (as defined below) shall automatically convert into shares of Common Stock at the then-effective Conversion Price (each such conversion, the “ Monthly Conversion ”). Each Holder may convert, pursuant to Section 6(a), all or a portion of its Series B Preferred Stock subject to a Monthly Conversion at any time prior to a Monthly Conversion Date.  Any Series  B Preferred Stock converted (other than pursuant to a Monthly Conversion) during the calendar month immediately prior to a Monthly Conversion Date shall be applied to such Holder’s pro rata portion of such Monthly Conversion Amount (up to such Holder’s pro rata portion for such month).  Notwithstanding anything to the contrary set forth herein, the Corporation shall not be permitted to effect a Monthly Conversion on a Monthly Conversion Date unless (i) the Common Stock shall be listed or quoted for trading on a Trading Market, (ii) there is a sufficient number of authorized shares of Common Stock for issuance of all Common Stock to be issued upon such Monthly Conversion, (iii) as to any Holder, the issuance of the shares shall not cause a breach of any provision of Section 6(c) herein, (iv) if requested by the Holder and a Rule 144 Rep Letter (as defined below) shall have been provided by such Holder after request from the Corporation, the Conversion Shares are delivered electronically through the Depository Trust Company or another established clearing corporation performing similar functions, may be resold by the Holder pursuant to an exemption under the Securities Act and are otherwise free of restrictive legends and trading restrictions on the Holder,   (v) there has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated, (vi) the applicable Holder is not in possession of any information provided to the applicable Holder by the Corporation that constitutes material non-public information, and (vii) the average VWAP for the 20 Trading Days immediately prior to the applicable Monthly Conversion Date equals or exceeds the then-effective Conversion Price. As used herein, the following terms shall have the following meanings: (i) “ Monthly Conversion Date ” means the first day of each month, commencing on September 1, 2011, and terminating on the date the Series B Preferred Stock is no longer outstanding; (ii) “ Monthly Conversion Amount ” means an aggregate Stated Value of Series B Preferred Stock among all Holders that is equal to 35% of aggregate dollar trading volume of the Common Stock during the 20 Trading Days immediately prior to the applicable Monthly Conversion Date (such 20 Trading Day period, the “ Measurement Period ”), increasing  to 50% of the aggregate dollar trading volume during the Measurement Period if the average VWAP during such Measurement Period equals or exceeds $0.20  (subject to adjustment for forward and reverse stock splits and the like that occur after August 1, 2011) and further increasing to 70% of the aggregate dollar trading volume during such Measurement Period if the average VWAP during such Measurement Period equals or exceeds $0.25 (subject to adjustment for forward and reverse stock splits and the like that occur after  August 1, 2011).   All shares of Common Stock issued on a Monthly Conversion Date shall be delivered otherwise in accordance with the procedures and time frames set forth in Section 6 above. Upon the request of the Corporation, each Holder shall provide to the Corporation, a customary Rule 144 representation letter relating to all shares of Common Stock to be issued upon each Monthly Conversion (a “Rule 144 Rep Letter”).

SECTION 9. [intentionally omitted]

SECTION 10. NEGATIVE COVENANTS. So long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, without the affirmative written consent of the holders of at least 50%, in the aggregate, of the then outstanding shares of the Preferred Stock:

a) other than Permitted Indebtedness, for a period of three years from the Original Issue Date, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

b) other than Permitted Liens, for a period of three years from the Original Issue Date, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

c) amend its certificate of incorporation, bylaws or other charter documents so as to materially and adversely affect any rights of any Holder;

d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a DE MINIMIS number of shares of its Common Stock, Common Stock Equivalents or Junior Securities, except for the Conversion Shares to the extent permitted or required under the Transaction Documents or as otherwise permitted by the Transaction Documents;

e) enter into any agreement or understanding with respect to any of the foregoing; or

f) pay cash dividends or distributions on Junior Securities of the Corporation.

SECTION 11. MISCELLANEOUS.

a) NOTICES. Any and all notices or other communications or deliveries to be provided by the Holder hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above, facsimile number 201-750-2755, Attn: Chief Executive Officer, or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 11. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 11 prior to 5:30 p.m. (New York City time) on any date, (ii) the date immediately following the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 11 between 5:30 p.m. and 11:59 p.m. (New York City time) on any date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) ABSOLUTE OBLIGATION. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, accrued dividends and accrued interest, as applicable, on the shares of Series B Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c) LOST OR MUTILATED SERIES B PREFERRED STOCK CERTIFICATE. If a Holder's Series B Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series B Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

d) GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "NEW YORK COURTS"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

e) WAIVER. Any waiver by the Corporation or the Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation. The failure of the Corporation or the Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Corporation or the Holder must be in writing.

f) SEVERABILITY. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g) NEXT BUSINESS DAY. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) HEADINGS. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

i) STATUS OF CONVERTED OR REDEEMED SERIES B PREFERRED STOCK. Shares of Series B Preferred Stock may only be issued pursuant to the Purchase Agreement. If any shares of Series B Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series B 8% Convertible Preferred Stock.

4.5.         Series C 8% Convertible Preferred Stock.  The total number of shares of Series C 8% Convertible Preferred Stock the Corporation shall have the authority to issue is TEN THOUSAND (10,000), with a par value of $0.01 per share and a stated value equal to $1,000 (the "STATED VALUE") per share.  The designations, powers, preferences, rights and restrictions granted or imposed upon the Series C 8% Convertible Preferred Stock and holders thereof are as follows:

SECTION 1. DEFINITIONS. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. For the purposes hereof, the following terms shall have the following meanings:

"ALTERNATE CONSIDERATION" shall have the meaning set forth in Section 7(e).

"BANKRUPTCY EVENT" means any of the following events: (a) the Corporation or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Significant Subsidiary thereof; (b) there is commenced against the Corporation or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Corporation or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Corporation or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment; (e) the Corporation or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Corporation or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Corporation or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

"BUSINESS DAY" means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

"BUY-IN" shall have the meaning set forth in Section 6(e)(iii).

"CHANGE OF CONTROL TRANSACTION" means the occurrence after the date hereof of any of (i) an acquisition after the date hereof by an individual, legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 40% of the voting securities of the Corporation (other than by means of conversion or exercise of Preferred Stock and the Securities issued together with the Preferred Stock), or (ii) the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the stockholders of the Corporation immediately prior to such transaction own less than 60% of the aggregate voting power of the Corporation or the successor entity of such transaction, or (iii) the Corporation sells or transfers all or substantially all of its assets to another Person and the stockholders of the Corporation immediately prior to such transaction own less than 60% of the aggregate voting power of the acquiring entity immediately after the transaction, or (iv) a replacement at one time or within a one year period of more than one-half of the members of the Corporation's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (v) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth in clauses (i) through (iv) above.

"CLOSING DATE" means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto and all conditions precedent to (i) the Holders' obligations to pay the Subscription Amount and (ii) the Corporation's obligations to deliver the Securities have been satisfied or waived.

"COMMISSION" means the Securities and Exchange Commission.

"COMMON STOCK" means the Corporation's common stock, par value $0.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed into.

"COMMON STOCK EQUIVALENTS" means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common

Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

"CONVERSION AMOUNT" means the sum of the Stated Value at issue.

"CONVERSION DATE" shall have the meaning set forth in Section 6(a).

"CONVERSION PRICE" shall have the meaning set forth in Section 6(b).

"CONVERSION SHARES" means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series C Preferred Stock in accordance with the terms hereof.

"CONVERSION SHARES REGISTRATION STATEMENT" means a registration statement that registers the resale of all Conversion Shares of the Holder, who shall be named as a "selling stockholder" therein and meets the requirements of the Registration Rights Agreement.

"DILUTIVE ISSUANCE" shall have the meaning set forth in Section 7(b).

"DILUTIVE ISSUANCE NOTICE" shall have the meaning set forth in Section 7(b).

"DIVIDEND PAYMENT DATE" shall have the meaning set forth in Section 3(a).

"DIVIDEND SHARE AMOUNT" shall have the meaning set forth in Section 3(a).

"EFFECTIVE DATE" means the date that the Conversion Shares Registration Statement is declared effective by the Commission.

"EQUITY CONDITIONS" means, during the period in question, as to a Holder, (i) the Corporation shall have duly honored all conversions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the applicable Holder on or prior to the dates so requested or required, if any, (ii) the Corporation shall have paid all liquidated damages and other amounts owing to such Holder in respect of the Series D Preferred Stock, (iii) there is an effective Conversion Shares Registration Statement pursuant to which such Holder is permitted to utilize the prospectus thereunder to resell all of the shares of Common Stock issuable to such Holder pursuant to the Transaction Documents (and the Corporation believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (iv) the Common Stock is trading on a Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed for trading on such Trading Market (and the Corporation believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (v) there is a sufficient number of authorized, but unissued and otherwise unreserved, shares of Common Stock for the issuance of all of the shares of Common Stock issuable to such Holder pursuant to the Transaction Documents, (vi) the issuance of the shares in question (or, in the event of an Optional Redemption, of the issuance of all the Conversion Shares underlying the Series C Preferred Stock) to such Holder would not violate the limitations set forth in Section 6(c) and Section 6(d) herein, (vii) except with respect to Section 8(b), there has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated, and (viii) such Holder is not in possession of any information that constitutes, or may constitute, material non-public information as a result of the disclosure of such information by the Corporation or any of its Affiliates.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"EXEMPT ISSUANCE" means the issuance of (a) shares of Common Stock or options to employees, consultants, officers or directors of the Corporation pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of the Securities issued pursuant to the Purchase Agreement and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of the Purchase Agreement, provided that such securities have not been amended since the date of the Purchase Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of any such securities, (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in, or an individual that operates, a business synergistic with the business of the Corporation and in which the Corporation receives benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities (each such transaction, a "STRATEGIC TRANSACTION"), (d) up to a maximum of 1,500,000 shares of Common Stock or Common Stock Equivalents in any rolling 12 month period issued to consultants, vendors, financial institutions or lessors in connection with services (including the provision of Permitted Indebtedness) provided by such Persons referred to in this clause (d), but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, and provided that none of such shares may be registered for sale or resale by any of such holders; (e) securities issued as a dividend or distribution any of the Securities pursuant to the terms of the Transaction Documents; and (f) securities issued in connection with any stock split, stock dividend or recapitalization of the Common Stock.

"FORCED CONVERSION AMOUNT" means the sum of (i) 100% of the aggregate Stated Value then outstanding, (ii) accrued but unpaid dividends and (iii) all liquidated damages and other amounts due in respect of the Series C Preferred Stock.

"FORCED CONVERSION DATE" shall have the meaning set forth in Section 8(a).

"FORCED CONVERSION NOTICE" shall have the meaning set forth in Section 8(a).

"FORCED CONVERSION NOTICE DATE" shall have the meaning set forth in Section 8(a).

"FUNDAMENTAL TRANSACTION" shall have the meaning set forth in Section 7(e).

"HOLDER" or "HOLDERS" means the holder or holders, as the case may be, of Series C Preferred Stock.

"INDEBTEDNESS" means (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved.

"JUNIOR SECURITIES" means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or PARI PASSU to the Series C Preferred Stock in dividend rights or liquidation preference.

"LIQUIDATION" shall have the meaning set forth in Section 5.

"NEW YORK COURTS" shall have the meaning set forth in Section 11(d).

"NOTICE OF CONVERSION" shall have the meaning set forth in Section 6(a).

"OPTIONAL REDEMPTION AMOUNT" means the sum of (i) prior to September 15, 2011, 115% of the aggregate Stated Value then outstanding or after such date, 100% of the aggregate Stated Value then outstanding, (ii) accrued but unpaid dividends and (iii) all liquidated damages and other amounts due in respect of the Preferred Stock.

"OPTIONAL REDEMPTION" shall have the meaning set forth in Section 8(b).

"OPTIONAL REDEMPTION DATE" shall have the meaning set forth in Section 8(b).

"OPTIONAL REDEMPTION NOTICE" shall have the meaning set forth in Section 8(b).

"OPTIONAL REDEMPTION NOTICE DATE" shall have the meaning set forth in Section 8(b).

"ORIGINAL ISSUE DATE" means the date of the first issuance of any shares of the Series C Preferred Stock regardless of the number of transfers of any particular shares of Series C Preferred Stock and regardless of the number of certificates which may be issued to evidence such Series C Preferred Stock.

"PERMITTED INDEBTEDNESS" means (a) the Indebtedness existing on the Original Issue Date as set forth on the Disclosure Schedules attached to the Purchase Agreement and (b) non-equity linked lines of credit or term loans from a regulated financial institution, lease obligations and purchase money indebtedness of up to $3,000,000 in the aggregate.

"PERMITTED LIEN" means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Corporation) have been established in accordance with GAAP; (b) Liens imposed by law which were incurred in the ordinary course of the Corporation's business, such as carriers', warehousemen's and mechanics' Liens, statutory landlords' Liens, and other similar Liens arising in the ordinary course of the Corporation's business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Corporation and its consolidated Subsidiaries or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien, and (c) Liens incurred in connection with Permitted Indebtedness under clause (b) thereunder, provided that such Liens are not secured by assets of the Corporation or its Subsidiaries other than the assets so acquired or leased, except that any line of credit or term loan from a regulated financial institution may be secured by a general Lien on all assets of the Corporation.

"PREFERRED STOCK" means the Series B Preferred Stock, the Series C Preferred Stock and the Series  E Preferred Stock collectively.

"PURCHASE AGREEMENT" means the Securities Purchase Agreement, dated as of the Original Issue Date, to which the Corporation and the original Holders are parties, as amended, modified or supplemented from time to time in accordance with its terms.

"REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of the date of the Purchase Agreement, to which the Corporation and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

"SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"SERIES B CERTIFICATE" means the Designation of Preferences, Rights and Limitations of Series B 8% Convertible Preferred Stock of the Corporation set forth in the Articles of Incorporation.

"SERIES B PREFERRED STOCK" means the Series B 8% Convertible Preferred Stock, par value $0.01 per share, of the Corporation.

"SERIES C PREFERRED STOCK" shall have the meaning set forth in Section 2.

“SHARE DELIVERY DATE" shall have the meaning set forth in Section 6(e).

"SHAREHOLDER APPROVAL" shall have the meaning set forth in Section 6(d).

"STATED VALUE" shall have the meaning set forth in Section 2.

"SUBSCRIPTION AMOUNT" means, as to each Purchaser, the amount in United States Dollars and in immediately available funds to be paid for the Series C Preferred Stock purchased pursuant to the Purchase Agreement as specified below such Purchaser's name on the signature page of the Purchase Agreement and next to the heading "Subscription Amount."

"SUBSIDIARY" shall have the meaning set forth in the Purchase Agreement.

"THRESHOLD PERIOD" shall have the meaning set forth in Section 8(a).

"TRADING DAY" means a day on which the principal Trading Market is open for business.

"TRADING MARKET" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Select Market, the Nasdaq Global Market or the New York Stock Exchange.

"TRANSACTION DOCUMENTS" shall have the meaning set forth in the Purchase Agreement.

"VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers and reasonably acceptable to the Corporation.

SECTION 2. DESIGNATION, RANK, AMOUNT AND PAR VALUE. This series of preferred stock shall be designated as its Series C 8% Convertible Preferred Stock (the "SERIES C PREFERRED STOCK") and the number of shares so designated shall be 20,000 (which shall not be subject to increase without the requisite affirmative vote of the holders of Preferred Stock as set forth in Section 4). Each share of Series C Preferred Stock shall have a par value of $0.01 per share and a stated value equal to $1,000 (the "STATED VALUE"). The Series C Preferred Stock shall, with respect to dividend rights, redemption rights and rights upon liquidation, dissolution or winding up, rank senior to the Common Stock and PARI PASSU to the Series B Preferred Stock.

SECTION 3. DIVIDENDS.

a) DIVIDENDS IN CASH OR IN KIND. Holders shall be entitled to receive, and the Corporation shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value per share) of 8% per annum, ,( subject to increases pursuant to Section 9(b)), payable quarterly on January 1, April 1, July 1 and October 1, beginning on the first such date after the Original Issue Date and on each Conversion Date (except that, if such date is not a Trading Day, the payment date shall be the next succeeding Trading Day) (each such date, a "DIVIDEND PAYMENT DATE") in cash or duly authorized, validly issued, fully paid and non-assessable shares of Common Stock as set forth in this Section (a), or a combination thereof (the amount to be paid in shares of Common Stock, the "DIVIDEND SHARE AMOUNT"). The form of dividend payments to each Holder shall be determined in the following order of priority: (i) if funds are legally available for the payment of dividends and the Equity Conditions have not been met during the 20 consecutive Trading Days immediately prior to the applicable Dividend Payment Date, in cash only; (ii) if funds are legally available for the payment of dividends and the Equity Conditions have been met during the 20 consecutive Trading Days immediately prior to the applicable Dividend Payment Date, at the sole election of the Corporation, in cash or shares of Common Stock which shall be valued solely for such purpose at 95% of the average of the VWAPs for the 20 consecutive Trading Days ending on the Trading Day that is immediately prior to the Dividend Payment Date; (iii) if funds are not legally available for the payment of dividends and the Equity Conditions have been met during the 20 consecutive Trading Days immediately prior to the applicable Dividend Payment Date, in shares of Common Stock which shall be valued solely for such purpose at 95% of the average of the VWAPs for the 20 consecutive Trading Days ending on the Trading Day that is immediately prior to the Dividend Payment Date; (iv) if funds are not legally available for the payment of dividends, as to such Holder only, in unregistered shares of Common Stock which shall be valued solely for such purpose at 95% of the average of the VWAPs for the 20 consecutive Trading Days ending on the Trading Day that is immediately prior to the Dividend Payment Date.  The Holders shall have the same rights and remedies with respect to the delivery of any such shares as if such shares were being issued pursuant to Section 6. Dividends on the Series C Preferred Stock shall be calculated on the basis of a 360-day year, shall accrue daily commencing on the Original Issue Date, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Except as otherwise provided herein, if at any time the Corporation pays dividends partially in cash and partially in shares, then such payment shall be distributed ratably among the Holders based upon the number of shares of Series C Preferred Stock held by each Holder on such Dividend Payment Date. Any dividends, whether paid in cash or shares of Common Stock, that are not paid within five Trading Days following a Dividend Payment Date shall continue to accrue and shall entail a late fee, which must be paid in cash, at the rate of 18% per annum or the lesser rate permitted by applicable law (such fees to accrue daily, from the Dividend Payment Date through and including the date of payment). If at any time the Corporation delivers a notice to the Holders of its election to pay the dividends in shares of Common Stock, the Corporation shall timely file a prospectus supplement pursuant to Rule 424 disclosing such election, to the extent required by applicable law.

b) So long as any Series C Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities except as expressly permitted by Section 9(a)(ix). So long as any Series C Preferred Stock shall remain outstanding, (i) neither the Corporation nor any Subsidiary thereof shall directly or indirectly pay or declare any dividend or make any distribution upon (other than a dividend or distribution described in Section 6 or dividends due and paid in the ordinary course on preferred stock of the Corporation at such times when the Corporation is in compliance with its payment and other obligations hereunder), (ii) nor shall any distribution be made in respect of, any Junior Securities as long as any dividends due on the Series C Preferred Stock remain unpaid, (iii) nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or shares PARI PASSU with the Series C Preferred Stock (other than in the case of a purchase or redemption of any shares of Series B Preferred Stock that occurs simultaneous with the purchase or redemption of shares of Series C Preferred Stock).

c) The Corporation acknowledges and agrees that the capital of the Corporation (as such term is used in NRS 78.211) in respect of the Series C Preferred Stock and any future issuances of the Corporation's capital stock shall be equal to the aggregate par value of such Series C Preferred Stock or capital stock, as the case may be, and that, on or after the date of the Purchase Agreement, it shall not increase the capital of the Corporation with respect to any shares of the Corporation's capital stock issued and outstanding on such date. The Corporation also acknowledges and agrees that it shall not create any special reserves out of funds of the corporation available for dividends for any purpose without the prior written consent of each Holder.

d) The Series C Preferred Stock shall rank PARI PASSU with the Series B Preferred Stock  with respect to all dividend payments.

SECTION 4. VOTING RIGHTS. Except as otherwise provided herein or as otherwise required by law, the Series C Preferred Stock shall have no voting rights. However, as long as any shares of Series C Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of at least 50%, in the aggregate, of the then outstanding shares of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined in Section 5) senior to or otherwise PARI PASSU with the Preferred Stock, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Preferred Stock, (d) increase the authorized number of shares of Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing. Notwithstanding the above, this Section 4 shall not apply to any security issued in connection with a Strategic Transaction that ranks as to dividends, redemption or distribution of assets upon a Liquidation that is PARI PASSU with or junior to the Preferred Stock.

SECTION 5. LIQUIDATION. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a "LIQUIDATION"), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages owing thereon, for each share of Series C Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the holders of all outstanding shares of Series B Preferred Stock and Series C Preferred Stock in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A Fundamental Transaction or Change of Control Transaction shall not be deemed a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder. The Series C Preferred Stock shall rank PARI PASSU with the Series B Preferred Stock with respect to distributions upon a Liquidation.

SECTION 6. CONVERSION.

a) CONVERSIONS AT OPTION OF HOLDER. Each share of Series C Preferred Stock shall be convertible at the option of the Holder, at any time and from time to time from and after the Original Issue Date into that number of shares of Common Stock (subject to the limitations set forth in Section 6(c) and Section 6(d)) determined by dividing the Stated Value of such share of Series C Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as ANNEX A (a "NOTICE OF CONVERSION"). Each Notice of Conversion shall specify the number of shares of Series C Preferred Stock to be converted, the number of shares of Series C Preferred Stock owned prior to the conversion at issue, the number of shares of Series C Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the Holder delivers by facsimile such Notice of Conversion to the Corporation (the "CONVERSION DATE"). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions, as the case may be, of shares of Series C Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing such shares of Series C Preferred Stock to the Corporation unless all of the shares of Series C Preferred Stock represented thereby are so converted, in which case the Holder shall deliver the certificate representing such shares of Series C Preferred Stock promptly following the Conversion Date at issue. Shares of Series C Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

b) CONVERSION PRICE. The conversion price for the Series C Preferred Stock shall equal $0.15, subject to adjustment herein (the "CONVERSION PRICE").

c) BENEFICIAL OWNERSHIP LIMITATION. The Corporation shall not effect any conversion of the Series C Preferred Stock, and a Holder shall not have the right to convert any portion of the Series C Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder's Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder's Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). The Corporation shall not give effect to any voting rights of the shares of Series C Preferred Stock, and any Holder shall not have the right to exercise voting rights with respect to any Series C Preferred Stock pursuant hereto, to the extent that giving effect to such voting rights would result in such Holder (together with its affiliates) being deemed to beneficially own in excess of the Beneficial Ownership Limitation of the number of shares of Common Stock outstanding immediately after giving effect to such exercise, assuming such exercise as being equivalent to conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Stated Value of Series C Preferred Stock beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including the Warrants) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(c) applies, the determination of whether the Series C Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of how many shares of Series C Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder's determination of whether the shares of Series C Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates) and how many shares of the Series C Preferred Stock are convertible, in each case subject to such aggregate percentage limitations. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation's most recent Form 10-Q or Form 10-K, as the case may be, (B) a more recent public announcement by the Corporation or (C) a more recent notice by the Corporation or the Corporation's transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series C Preferred Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "Beneficial Ownership Limitation" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Series C Preferred Stock held by the Holder. By written notice to the Corporation, any Holder may from time to time increase or decrease the Beneficial Ownership Limitation to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Corporation, and (ii) any such increase or decrease will apply only to such Holder providing such written notice and not to any other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(c) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Series C Preferred Stock. This Section 6(c) shall not apply to the Corporation's exercise of its rights under Section 8.

d) TRADING MARKET LIMITATIONS. Notwithstanding anything herein to the contrary, if the Corporation has not obtained Shareholder Approval (as defined below), then the Corporation may not issue upon conversion of the Series C Preferred Stock, a number of shares of Common Stock, which, when aggregated with any shares of Common Stock issued prior to such Conversion Date (A) upon conversion of or as payment of dividends on the Series C Preferred Stock, (B) upon exercise of the Warrants issued pursuant to that certain Purchase Agreement and (C) pursuant to any warrants issued to any registered broker-dealer as a fee in connection with the Securities issued pursuant to the Purchase Agreement, would exceed 19.999% of the number of shares of Common Stock outstanding on the Trading Day immediately preceding the Original Issue Date (such number of shares, the "ISSUABLE MAXIMUM"). Each Holder shall be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing (x) such the number of shares of Series C Preferred Stock initially purchased by such Holder by (y) the aggregate number of shares purchased by all Holders. Such portion shall be adjusted upward ratably in the event all of the shares of Series C Preferred Stock initially purchased by any Holder are no longer outstanding. If at any time (i) the number of shares of Common Stock which could, notwithstanding the limitation set forth herein, be issued to all Holders during the following 12 months (assuming all dividends are paid in shares of Common Stock during such period of determination based upon the VWAP at the time of any such determination) equals or exceeds the Issuable Maximum and (ii) the Corporation's voting shareholders shall not have previously approved the transactions contemplated by the Transaction Documents as may be required by an applicable rule or listing policy of a Trading Market (the "SHAREHOLDER APPROVAL"), then the Corporation shall issue to the Holder requesting conversion a number of shares of Common Stock equal to such Holder's pro-rata portion (which shall be calculated pursuant to the terms hereof) of the Issuable Maximum, and with respect to the remainder of the Series C Preferred Stock (including any accrued dividends) then held by such Holder for which a conversion in accordance with the applicable Conversion Price would result in an issuance of shares of Common Stock in excess of such Holder's pro-rata portion (which shall be calculated pursuant to the terms hereof) of the Issuable Maximum (the "EXCESS PREFERRED"), the Corporation shall be prohibited from converting such Excess Preferred, and shall promptly notify the Holder of the reason therefore. The Excess Preferred shall thereafter be unconvertible to such extent until and unless Shareholder Approval is subsequently obtained, but the rights and preferences of the Series C Preferred Stock otherwise set forth in this Certificate of Designation shall otherwise remain in full force and effect.

e) MECHANICS OF CONVERSION

i. DELIVERY OF CERTIFICATE UPON CONVERSION. Not later than three Trading Days after each Conversion Date (the "SHARE DELIVERY DATE"), the Corporation shall deliver, or cause to be delivered, to the Holder (A) a certificate or certificates which, on or after the Effective Date,  representing the number of shares of Common Stock being acquired upon the conversion of shares of Series C Preferred Stock, and (B) a bank check in the amount of accrued and unpaid dividends (if the Corporation has elected or is required to pay accrued dividends in cash). On or after the Effective Date, the Corporation shall, upon request of the Holder, use its commercially reasonable efforts to deliver any certificate or certificates required to be delivered by the Corporation under this Section 6 electronically through the Depository Trust Company or another established clearing corporation performing similar functions. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the fifth Trading Day after the Conversion Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such certificate or certificates, to rescind such Conversion Notice by written notice to the Corporation, in which event the Corporation shall promptly return to the Holder any original Series C Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return any Common Stock certificates representing the shares of Series C Preferred Stock tendered for conversion to the Corporation.

ii. OBLIGATION ABSOLUTE; PARTIAL LIQUIDATED DAMAGES. The Corporation's obligation to issue and deliver the Conversion Shares upon conversion of Series C Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to the Holder in connection with the issuance of such Conversion Shares; PROVIDED, HOWEVER, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against the Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Series C Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with the Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series C Preferred Stock of the Holder shall have been sought and obtained. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to the Holder such certificate or certificates pursuant to Section 6(e)(i) on the second Trading Day after the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Stated Value of Series C Preferred Stock being converted, $10 per Trading Day (increasing to $20 per Trading Day on the third Trading Day after such damages begin to accrue) for each Trading Day after such second Trading Day after the Share Delivery Date until such certificates are delivered. Nothing herein shall limit a Holder's right to pursue actual damages for the Corporation's failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The Exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

iii. COMPENSATION FOR BUY-IN ON FAILURE TO TIMELY DELIVER CERTIFICATES UPON CONVERSION. If the Corporation fails to deliver to the Holder such certificate or certificates by the Share Delivery Date pursuant to Section 6(e)(i), and if after such Share Delivery Date the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a "BUY-IN"), then the Corporation shall (A) pay in cash to the Holder (in addition to any other remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of the Holder, either reissue (if surrendered) the shares of Series C Preferred Stock equal to the number of shares of Series C Preferred Stock submitted for conversion or deliver to the Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(e)(i). For example, if the Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series C Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay the Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation's failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series C Preferred Stock as required pursuant to the terms hereof.

iv. RESERVATION OF SHARES ISSUABLE UPON CONVERSION. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series C Preferred Stock and payment of dividends on the Series C Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series C Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of all outstanding shares of Series C Preferred Stock and payment of dividends hereunder. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if the Conversion Shares Registration Statement is then effective under the Securities Act, shall be registered for public sale in accordance with such Conversion Shares Registration Statement.

v. FRACTIONAL SHARES. Upon a conversion hereunder, the Corporation shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time. If the Corporation elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

vi. TRANSFER TAXES. The issuance of certificates for shares of the Common Stock on conversion of this Series C Preferred Stock shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such shares of Series C Preferred Stock so converted and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

SECTION 7. CERTAIN ADJUSTMENTS.

a) STOCK DIVIDENDS AND STOCK SPLITS. If the Corporation, at any time while this Series C Preferred Stock is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Series C Preferred Stock); (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) SUBSEQUENT EQUITY SALES. If the Corporation or any Subsidiary thereof, at any time while this Series C Preferred Stock is outstanding, sells or grants any option to purchase or sells or grants any right to reprice its securities (other than a reduction in the Exercise Price of the Warrants issued to the Holders on the Original Issue Date), or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then applicable Conversion Price (such issuances collectively, a "DILUTIVE ISSUANCE") (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the then applicable Conversion Price, such issuance shall be deemed to have occurred for less than the then applicable Conversion Price on such date of the Dilutive Issuance), then the then applicable Conversion Price shall be reduced to a price determined by multiplying the then applicable Conversion Price by a fraction, the numerator of which is the sum of (A) the number of shares of Common Stock issued and outstanding immediately prior to the Dilutive Issuance plus (B) the number of shares of Common Stock issuable upon conversion or exercise of Common Stock Equivalents issued and outstanding immediately prior to the Dilutive Issuance plus (C) the number of shares of Common Stock which the offering price for such Dilutive Issuance would purchase at the then applicable Conversion Price, and the denominator of which shall be the sum of (X) the number of shares of Common Stock issued and outstanding immediately prior to the Dilutive Issuance plus (Y) the number of shares of Common Stock issuable upon conversion or exercise of Common Stock Equivalents issued and outstanding immediately prior to the Dilutive Issuance plus (Z) the number of shares of Common Stock so issued or issuable in connection with the Dilutive Issuance. Notwithstanding the foregoing, no adjustment will be made under this Section 7(b) in respect of an Exempt Issuance or any exchange of shares of any outstanding preferred stock of the Corporation for shares of a validly authorized, newly-created series of preferred stock. The Corporation shall notify the Holder in writing, no later than the Business Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 7(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the "DILUTIVE ISSUANCE Notice"). For purposes of clarification, whether or not the Corporation provides a Dilutive Issuance Notice pursuant to this Section 7(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Conversion Shares based upon the adjusted Conversion Price on or after the date of such Dilutive Issuance, regardless of whether the Holder accurately refers to the adjusted Conversion Price in the Notice of Conversion.

c) SUBSEQUENT RIGHTS OFFERINGS. If the Corporation, at any time while this Series C Preferred Stock is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share that is lower than the VWAP on the record date referenced below, then the Conversion Price shall be multiplied by a fraction of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming delivery to the Corporation in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants. If any such rights, options or warrants expire without having been exercise, the Conversion Price as adjusted upon the issuance of such rights, options or warrants shall be readjusted to the Conversion Price which would have been in effect had an adjustment been made on the basis that only additional shares of Common Stock so issued were the additional shares of Common Stock, if any, actually issued or sold on the exercise of such rights, options or warrants and such additional shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise, plus the consideration, if any, actually received by the Corporation for the granting of all such rights, options or warrants, whether or not exercised, provided that such readjustment shall not apply to prior conversions of the Series C Preferred Stock

d) PRO RATA DISTRIBUTIONS. If the Corporation, at any time while this Series C Preferred Stock is outstanding, distributes to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than Common Stock, which shall be subject to Section 7(b)), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets, evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Corporation in good faith. In either case the adjustments shall be described in a statement delivered to the Holder describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

e) FUNDAMENTAL TRANSACTION. If, at any time while this Series C Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person, (B) the Corporation effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "FUNDAMENTAL TRANSACTION"), then, upon any subsequent conversion of this Series C Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the "ALTERNATE CONSIDERATION"). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series C Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation of the Series C Preferred Stock with the same terms and conditions and issue to the Holder new preferred stock consistent with the foregoing provisions and evidencing the Holder's right to convert such preferred stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7(e) and insuring that this Series C Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

f) CALCULATIONS. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

g) NOTICE TO THE HOLDERS.

i. ADJUSTMENT TO CONVERSION PRICE. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii. NOTICE TO ALLOW CONVERSION BY HOLDER. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Series C Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert the Conversion Amount of this Series C Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice.

SECTION 8. FORCED CONVERSION; OPTIONAL REDEMPTION; AUTOMATIC MONTHLY CONVERSION.

a) FORCED CONVERSION. Notwithstanding anything herein to the contrary, to the extent that VWAP for each of any 20 consecutive Trading Day period exceeds the then applicable Conversion Price (such 20 consecutive Trading Day period, the "THRESHOLD PERIOD"), if (i)(x) the VWAP during the Threshold Period exceeds $1.00 (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and the like) and (y) the daily trading volume for each Trading Day during such Threshold Period exceeds 250,000 shares of Common Stock (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and the like), (ii)(x) the VWAP during the Threshold Period exceeds $1.25 (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and the like) and (y) the daily trading volume for each Trading Day during such Threshold Period exceeds 200,000 shares of Common Stock (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and the like), (iii)(x) the VWAP during the Threshold Period exceeds $1.50 (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and the like) and (y) the daily trading volume for each Trading Day during such Threshold Period exceeds 150,000 shares of Common Stock (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and the like), or (iv)(x) the VWAP during the Threshold Period exceeds $1.75 (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and the like) and (y) the daily trading volume for each Trading Day during such Threshold Period exceeds 100,000 shares of Common Stock (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and the like), then the Corporation may, within two Trading Days after the end of any such Threshold Period, deliver a written notice to all Holders (a "FORCED CONVERSION NOTICE" and the date such notice is delivered to all Holders, the "FORCED CONVERSION NOTICE DATE") to cause each Holder to convert all or part of such Holder's Series B Preferred Stock (as specified in such Forced Conversion Notice) plus all accrued but unpaid dividends thereon and all liquidated damages and other amounts due in respect of the Series B Preferred Stock pursuant to Section 6, it being agreed that the "Conversion Date" for purposes of Section 6 shall be deemed to occur on the third Trading Day following the Forced Conversion Notice Date (such third Trading Day, the "FORCED CONVERSION DATE"). The Corporation may not deliver a Forced Conversion Notice, and any Forced Conversion Notice delivered by the Corporation shall not be effective, unless (y) a forced conversion of the Series B Preferred Stock  in accordance with the Series B Certificate , occurs simultaneously with the forced conversion of the Series C Preferred Stock in accordance with this Section 8(a), and (z) all of the Equity Conditions have been met on each Trading Day occurring during the applicable Threshold Period through and including the later of the Forced Conversion Date and the Trading Day after the date that the Conversion Shares issuable pursuant to such conversion are actually delivered to the Holder pursuant to the Forced Conversion Notice. Any Forced Conversion Notices shall be applied ratably to all of the holders of Preferred Stock based the number of shares of Preferred Stock held by each holder of Preferred Stock as of the forced Conversion Date, provided that any voluntary conversions by a Holder shall be applied against such Holder's pro-rata allocation, thereby decreasing the aggregate amount forcibly converted hereunder if less than all shares of the Preferred Stock are forcibly converted. For purposes of clarification, a Forced Conversion shall be subject to all of the provisions of Section 6, including, without limitation, the provisions requiring payment of liquidated damages and limitations on conversions.

b) OPTIONAL REDEMPTION. Subject to the provisions of this Section 8,  the Corporation may deliver a notice to the Holders (an "OPTIONAL REDEMPTION NOTICE" and the date such notice is deemed delivered hereunder, the "OPTIONAL REDEMPTION NOTICE DATE") of its irrevocable election to redeem some or all of the then outstanding Series C Preferred Stock, for cash in an amount equal to the Optional Redemption Amount on the 20th Trading Day following the Optional Redemption Notice Date (such date, the "OPTIONAL REDEMPTION DATE" and such redemption, the "OPTIONAL REDEMPTION"). The Optional Redemption Amount is payable in full on the Optional Redemption Date. The Corporation may only effect an Optional Redemption if each of the Equity Conditions shall have been met on each Trading Day occurring during the period commencing on the Optional Redemption Notice Date through to the Optional Redemption Date and through and including the date payment of the Optional Redemption Amount is actually made. If any of the Equity Conditions shall cease to be satisfied at any time during such 20 Trading Day period, then a Holder may elect to nullify the Optional Redemption Notice as to such Holder by notice to the Corporation within 3 Trading Days after the first day on which any such Equity Condition has not been met (provided that if the Corporation is obligated to notify the Holders of the non-existence of an Equity Condition, such notice period shall be extended to the third Trading Day after proper notice from the Corporation) in which case the Optional Redemption Notice shall be null and void, AB INITIO. Additionally, the Corporation may only effect an Optional Redemption if a similar redemption of the Series C Preferred Stock, in accordance with the Series C Certificate, occurs simultaneously with the Optional Redemption of the Series B Preferred Stock in accordance with this Section 8(b). The Corporation covenants and agrees that it will honor all Notices of Conversion tendered from the time of delivery of the Optional Redemption Notice through the date the Optional Redemption Amount is paid in full. Any Optional Redemption Notices shall be applied ratably to all of the holders of Preferred Stock based the number of shares of Preferred Stock held by each holder of Preferred Stock as of the Optional Redemption Date, provided that any voluntary conversions by a Holder shall be applied against such Holder's pro-rata allocation, thereby decreasing the aggregate amount redeemed hereunder if less than all shares of the Preferred Stock are redeemed.

c) AUTOMATIC MONTHLY CONVERSIONS.  Subject to the terms herein, on each Monthly Conversion Date (as defined below), a number of shares of Series C Preferred Stock equal to each Holder’s pro-rata portion (based on the shares of Series C Preferred Stock held by each Holder on August 1, 2011) of the Monthly Conversion Amount (as defined below) shall automatically convert into shares of Common Stock at the then-effective Conversion Price (each such conversion, a (the “Monthly Conversion”). Each Holder may convert, pursuant to Section 6(a), all or a portion of its Series C Preferred Stock subject to a Monthly Conversion at any time prior to a Monthly Conversion Date.  Any Series  C Preferred Stock converted (other than pursuant to a Monthly Conversion) during the calendar month immediately prior to a Monthly Conversion Date shall be applied to such Holder’s pro rata portion of such Monthly Conversion Amount (up to such Holder’s pro rata portion for such month).  Notwithstanding anything to the contrary set forth herein, the Corporation shall not be permitted to effect a Monthly Conversion on a Monthly Conversion Date unless (i) the Common Stock shall be listed or quoted for trading on a Trading Market, (ii) there is a sufficient number of authorized shares of Common Stock for issuance of all Common Stock to be issued upon such Monthly Conversion, (iii) as to any Holder, the issuance of the shares shall not cause a breach of any provision of Section 6(c) herein, (iv) if requested by the Holder and a Rule 144 Rep Letter (as defined below) shall have been provided by such Holder after request from the Corporation, the Conversion Shares are delivered electronically through the Depository Trust Company or another established clearing corporation performing similar functions, may be resold by the Holder pursuant to an exemption under the Securities Act and are otherwise free of restrictive legends and trading restrictions on the Holder,   (v) there has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated, (vi) the applicable Holder is not in possession of any information provided to the applicable Holder by the Corporation that constitutes material non-public information, and (vii) the average VWAP for the 20 Trading Days immediately prior to the applicable Monthly Conversion Date equals or exceeds the then-effective Conversion Price.   As used herein, the following terms shall have the following meanings: (i) “Monthly Conversion Date” means the first day of each month, commencing on September 1, 2011, and terminating on the date the Series C Preferred Stock is no longer outstanding; (ii) “Monthly Conversion Amount” means an aggregate Stated Value of Series C Preferred Stock among all Holders that is equal to 35% of aggregate dollar trading volume of the Common Stock during the 20 Trading Days immediately prior to the applicable Monthly Conversion Date (such 20 Trading Day period, the “Measurement Period”), increasing  to 50% of the aggregate dollar trading volume during the Measurement Period if the average VWAP during such Measurement Period equals or exceeds $0.20 (subject to adjustment for forward and reverse stock splits and the like that occur after August 1, 2011) and further increasing to 70% of the aggregate dollar trading volume during such Measurement Period if the average VWAP during such Measurement Period equals or exceeds $0.25 (subject to adjustment for forward and reverse stock splits and the like that occur after August 1, 2011).   All shares of Common Stock issued on a Monthly Conversion Date shall be delivered otherwise in accordance with the procedures and time frames set forth in Section 6 above. Upon the request of the Corporation, each Holder shall provide to the Corporation, a customary Rule 144 representation letter relating to all shares of Common Stock to be issued upon each Monthly Conversion (a “Rule 144 Rep Letter”).

SECTION 9. [intentionally omitted]

SECTION 10. NEGATIVE COVENANTS. So long as any shares of Series C Preferred Stock are outstanding, the Corporation shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, without the affirmative written consent of the holders of at least 50%, in the aggregate, of the then outstanding shares of the Preferred Stock:

a) other than Permitted Indebtedness, for a period of three years from the Original Issue Date, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

b) other than Permitted Liens, for a period of three years from the Original Issue Date, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

c) amend its certificate of incorporation, bylaws or other charter documents so as to materially and adversely affect any rights of any Holder;

d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a DE MINIMIS number of shares of its Common Stock, Common Stock Equivalents or Junior Securities, except for the Conversion Shares to the extent permitted or required under the Transaction Documents or as otherwise permitted by the Transaction Documents;

e) enter into any agreement or understanding with respect to any of the foregoing; or

f) pay cash dividends or distributions on Junior Securities of the Corporation.

SECTION 11. MISCELLANEOUS.

a) NOTICES. Any and all notices or other communications or deliveries to be provided by the Holder hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above, facsimile number 201-750-2755, Attn: Chief Executive Officer, or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 11. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 11 prior to 5:30 p.m. (New York City time) on any date, (ii) the date immediately following the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 11 between 5:30 p.m. and 11:59 p.m. (New York City time) on any date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) ABSOLUTE OBLIGATION. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, accrued dividends and accrued interest, as applicable, on the shares of Series C Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c) LOST OR MUTILATED SERIES C PREFERRED STOCK CERTIFICATE. If a Holder's Series C Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series C Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

d) GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "NEW YORK COURTS"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

e) WAIVER. Any waiver by the Corporation or the Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation. The failure of the Corporation or the Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Corporation or the Holder must be in writing.

f) SEVERABILITY. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g) NEXT BUSINESS DAY. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) HEADINGS. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

i) STATUS OF CONVERTED OR REDEEMED SERIES C PREFERRED STOCK. Shares of Series C Preferred Stock may only be issued pursuant to the Purchase Agreement. If any shares of Series C Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series C 8% Convertible Preferred Stock.

4.6.           Series E Convertible Preferred Stock.  The total number of shares of Series E Convertible Preferred Stock the Corporation shall have the authority to issue is Five THOUSAND (5,000), with a par value of $0.01 per share and a stated value equal to $1,000 (the "STATED VALUE") per share.  The designations, powers, preferences, rights and restrictions granted or imposed upon the Series E Convertible Preferred Stock and holders thereof are as follows:

Section 1.  Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Strategic Agreement shall have the meanings given such terms in the Strategic Agreement. A copy of the Strategic Agreement as in effect on the date hereof shall be provided without charge to any holder of Common Stock or Preferred Stock upon written request therefore. For the purposes hereof, the following terms shall have the following meanings:

“Adjusted Convertible Outstanding Amount” means, for purposes of determining the adjustment to the Conversion Price under Section 7(i) hereof, as of the time of such determination, the sum of (i) the number of outstanding shares of Common Stock), (ii) the number of shares of Common Stock into which all Series B Preferred Stock are then convertible at the Original Series B Preferred Stock Conversion Price, and (iii) the number of shares of Common Stock into which all Series C Preferred Stock are then convertible at the Original Series C Preferred Stock Conversion Price.  For the avoidance of doubt, the Adjusted Convertible Outstanding Amount shall not include any shares of Common Stock into which the Series E Preferred Stock is convertible.

 “Alternate Consideration” shall have the meaning set forth in Section 7(f).

 “Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Common Stock” means the Corporation’s common stock, par value U.S.$0.001 per share (as amended by the Amendment), and stock of any other class of securities into which such securities may hereafter be reclassified or changed into.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock

“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series E Preferred Stock in accordance with the terms hereof.

“Dilutive Issuance” shall have the meaning set forth in Section 7(b).

“Dilutive Issuance Notice” shall have the meaning set forth in Section 7(b).

“Dividend Issuance” shall have the meaning set forth in Section 7(c).

“Dividend Issuance Notice” shall have the meaning set forth in Section 7(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means, subject to the requirement to obtain the prior consent of the Holder pursuant to Section 4(b), to the extent such requirement exists, the issuance of (a) shares of Common Stock or options to purchase Common Stock to employees, consultants, officers or directors of the Corporation pursuant to any stock or option plan existing on the date hereof and disclosed in the Company Disclosure Schedules or duly adopted by a majority of the independent members of the Board of Directors or a majority of a committee of independent members of the Board of Directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any securities of the Corporation outstanding on the date hereof and disclosed in the Company Disclosure Schedules, including the Existing Preferred Stock, pursuant to the terms thereof, provided that such securities have not been amended since the date of this Agreement to increase the number of securities or to decrease the exercise, exchange or conversion price of any such securities, except for adjustments required by the terms thereof (c) up to a maximum of 2,000,000 shares of Common Stock or Common Stock Equivalents in any rolling 12 month period issued to consultants, vendors, financial institutions or lessors in connection with services provided by such Persons referred to in this clause (c), but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, and provided that none of such shares may be registered for sale or resale by any such holders, and provided further that issuances described in this clause (c) are approved by a majority of the independent members of the Board of Directors, (d) securities as a dividend or distribution on any of the Securities issued pursuant to the Strategic Agreement, (e) shares of Common Stock upon the exercise of the Conversion Warrants and (f) securities in connection with any stock split, stock dividend or recapitalization of the Common Stock.

“Existing Preferred Stock” means, as of any date of determination, the then issued and outstanding shares of Series B Preferred Stock and Series C Preferred Stock.

“Forced Conversion” shall have the meaning set forth in Section 8.

“Fundamental Transaction” shall have the meaning set forth in Section 7(f).

“Holder” means Epic Investments, LLC, a Delaware limited liability company.

“Junior Securities” means the Common Stock, Series B Preferred Stock, Series C Preferred Stock and all other Common Stock Equivalents of the Corporation, other than  those securities which are explicitly senior or pari passu to the Series E Preferred Stock in dividend rights or liquidation preference.

“Liquidation” shall have the meaning set forth in Section 5.

“New York Courts” shall have the meaning set forth in Section 10(d).

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Original Issue Date” means the date of the first issuance of any shares of the Series E Preferred Stock regardless of the number of transfers of any particular shares of Series E Preferred Stock and regardless of the number of certificates which may be issued to evidence such Series E Preferred Stock.

“Original Series B Conversion Price” means $1.56, (subject only to adjustment under Section 7(a) of the Series B Certificate).

“Original Series C Conversion Price” means $1.61, (subject only to adjustment under Section 7(a) of the Series C Certificate).

 “Preferred Stock” means the Series B Preferred Stock, Series C Preferred Stock, and Series E Preferred Stock collectively.

“Redemption Issuance” shall have the meaning set forth in Section 7(d).

“Redemption Issuance Notice” shall have the meaning set forth in Section 7(d).

“Series B Certificate” means the Designations of the Series B 8% Convertible Preferred Stock of the Corporation set forth in the Articles of Incorporation.

“Series B Preferred Stock” means the Series B 8% Convertible Preferred Stock, par value U.S.$0.01 per share, of the Corporation.

“Series C Certificate” means the Designations of the Series C 8% Convertible Preferred Stock of the Corporation set forth in the Articles of Incorporation.

“Series C Preferred Stock” means the Series C 8% Convertible Preferred Stock, par value U.S.$0.01 per share, of the Corporation.

“Series D Amendment Agreement” means the certain Amendment Agreement, dated as of June 25, 2010, by and among the Corporation, Bushido Capital Master Fund, LP and Midsummer Investment Ltd.

“Series D Warrants” means the common stock warrant, as amended, issued to the purchasers of the Series D Preferred Stock pursuant to a certain Securities Purchase Agreement, dated September 15, 2008, as amended, among the Corporation and the investors signatory thereto.

“Series E Preferred Stock” shall have the meaning set forth in Section 2.

“Share Delivery Date” shall have the meaning set forth in Section 6(d)(i).

“Stated Value” shall have the meaning set forth in Section 2.

“Strategic Agreement” means the Strategic Alliance Agreement, dated as of March 18, 2009, to which the Corporation and the Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

“Transfer” means any voluntary or involuntary, direct or indirect sale, transfer, conveyance, assignment, pledge, hypothecation, gift, delivery or other disposition; provided, however, (i) the conversion by the Holder of any shares of Series E Preferred Stock into Conversion Shares shall not be deemed a “Transfer” for purposes hereof, and (ii) any sale, transfer, conveyance, assignment or other disposition in connection with a Fundamental Transaction shall not be deemed a Transfer hereunder.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)); (b)  if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Corporation.

Section 2.                 Designation, Amount and Par Value. This series of preferred stock shall be designated as its Series E Convertible Preferred Stock (the “Series E Preferred Stock”) and the number of shares so designated shall be 5,000 (which shall not be subject to increase without the requisite affirmative vote of the Holder as set forth in Section 4(b)). Each share of Series E Preferred Stock shall have a par value of U.S.$0.01 per share and a stated value equal to U.S.$1,000 (the “Stated Value”).

Section 3.                 Dividends.

a)          So long as any Series E Preferred Stock shall remain outstanding, the Corporation shall not declare, pay or set aside any dividends on shares of any other class or series of capital stock of the Corporation (other than dividends payable pursuant to the Series B Certificate and the Series C Certificate) unless the Holder shall first receive, or simultaneously receive, a dividend on each outstanding share of Series E Preferred Stock in an amount equal to the dividend the Holder would have been entitled to receive upon conversion, in full, of one share of Series E Preferred Stock immediately prior to the record date for determination of holders entitled to receive such dividend.

b)          So long as any Series E Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities. So long as any Series E Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall directly or indirectly pay or declare any dividend or make any distribution upon (other than dividends described in Section 3(a)), nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of, any Junior Securities or shares pari passu with the Series E Preferred Stock.

c)          The Corporation acknowledges and agrees that the capital of the Corporation (as such term is used in NRS 78.211) in respect of the Series E Preferred Stock and any future issuances of the Corporation’s capital stock shall be equal to the aggregate par value of such Series E Preferred Stock or capital stock, as the case may be, and that, on or after the date of the Strategic Agreement, it shall not increase the capital of the Corporation with respect to any shares of the Corporation’s capital stock issued and outstanding on such date.

Section 4.                 Voting Rights.

(a)             On any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of meeting), the Holder shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Series E Preferred Stock held by the Holder are convertible as of the record date for determining the stockholders entitled to vote on such matter. Except as provided by law or by the other provisions of this Certificate of Designation, the Holder shall vote together with the holders of Common Stock, as a single class.

(b)             The Corporation shall not, between the Original Issue Date and the date which is the earlier of (x) the date the Purchaser Directors constitute a majority of the Board of Directors and (y) the date that is 90 days following the fifth (5th) anniversary of the Original Issue Date, except as specifically permitted by any other provision hereof or the other Transaction Documents or as the Holder shall otherwise agree in writing, directly or indirectly, do, or agree to do, any of the following without the prior written consent of the Holder:

i.              amend or otherwise change the Corporation’s certificate of incorporation or bylaws so as to adversely affect the Holder in a material manner;

ii.              (A) issue, sell, pledge, dispose of, grant, transfer, encumber, or authorize the issuance, sale, pledge, disposition, grant, transfer, or encumbrance of (1) any shares of Common Stock or Common Stock Equivalents or (2) other shares of capital stock of the Corporation or securities convertible or exchangeable or exercisable for any shares of such capital stock, or any options, warrants or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities, or any other ownership interest (including, without limitation, any such interest represented by contract right), provided that the prohibitions referred to in clauses (1) and (2)  of this Section 4(b)(ii) shall not be applicable to Exempt Issuances, or (B) sell, pledge, dispose of, transfer, lease, license, guarantee or encumber, or authorize the sale, pledge, disposition, transfer, lease, license, guarantee or encumbrance of, any material property or assets of the Corporation, except pursuant to existing Contracts or commitments or the sale or purchase of goods in the ordinary course of business consistent with past practice, or enter into any commitment or transaction outside the ordinary course of business consistent with past practice;

iii.              declare, set aside, make or pay any dividend or other distribution (whether payable in cash, stock, property or a combination thereof) with respect to any of its capital stock, other than dividends payable on outstanding shares of  Existing Preferred Stock in accordance with the terms thereof as in effect on the date hereof;

                  iv.             other than in connection with a reverse stock split, reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock, Common Stock, Common Stock Equivalents, Preferred Stock or Preferred Stock Equivalents or other securities;

               v.                  (A) acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets) any interest in any Person or any division thereof or any assets, other than acquisitions of inventory or other assets in the ordinary course of business consistent with past practice; or (B) other than Permitted Indebtedness, for a period of three (3) years from the Initial Closing Date, incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person, except for indebtedness for borrowed money incurred by the Corporation in the ordinary course of business consistent with past practice pursuant to the terms of a current Company Material Contract;

vi.                      except as may be required by contractual commitments or corporate policies with respect to employee severance or termination pay in existence on the date hereof as disclosed in the Company Disclosure Schedules: (A) increase the compensation or benefits payable or to become payable to its directors, officers or employees, except for customary increases to compensation or benefits of the Corporation’s employees (other than officers and directors) of not more than five percent (5%) in the aggregate per annum made by the Corporation consistent with past practice and approved by a majority of the independent members of the Board of Directors; or (B) grant any rights to severance or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee of the Corporation, or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee, except to the extent required by applicable law and except for such employment, severance or termination agreements with the Corporation’s employees (other than officers and directors) that are entered into on an arm’s length basis and approved by a majority of the independent members of the Board of Directors;

vii.           (A) pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, contingent or otherwise), except in the ordinary course of business consistent with past practice and in accordance with their terms; (B) accelerate or delay collection of any material notes or accounts receivable in advance of or beyond their regular due dates or the dates when the same would have been collected in the ordinary course of business consistent with past practice, or (C) delay or accelerate payment of any material account payable in advance of its due date or the date such liability would have been paid in the ordinary course of business consistent with past practice;

viii.          make any material change in accounting policies or procedures, other than in the ordinary course of business consistent with past practice or except as required by GAAP or by a governmental entity;

ix.            waive, release, assign, settle or compromise any material claims, or any material litigation or arbitration;

x.             make any material tax election, settle or compromise any material liability for Taxes, or materially amend any material Tax Return;

xi.            be a party to any Change of Control Transaction or enter into any sale, transfer, assignment, lease, license, mortgage, pledge, exchange or other disposition of all or substantially all of the assets or property (real or personal, tangible or intangible) of the Corporation or any merger, consolidation or reorganization of the Corporation with another entity;

xii.           take any action or step in connection with the voluntary liquidation and dissolution of the Corporation or the filing of a voluntary petition or other institution of proceedings to have the Corporation adjudicated as bankrupt or the consenting to the institution of such proceedings against the Corporation; or

xiii.           authorize or enter into any agreement or otherwise make any commitment to do any of the foregoing.

Notwithstanding the anything to the contrary contained in this Section 4(b), (A) the provisions set forth in clauses (ii) (B), (ix), (x), (xi) and (xii) shall not apply after the expiration of the Lock-Up Period, if at such time the Holder does not own the Minimum Share Requirement and (B) if at any time after the Holder has acquired, pursuant to the Strategic Agreement or other Transaction Documents, a number of shares of Series E Preferred Stock and/or Conversion Shares representing twenty-five percent (25%) or more of the shares of the capital stock of the Corporation, on an as-converted basis, the Holder’s ownership percentage of the shares of the capital stock of the Corporation, on an as-converted basis, falls below twenty percent (20%) as a result of Transfers made by the Holder, then the prior written consent of the Holder shall not be required prior to the consummation of any action of the Corporation referred to under this Section 4(b).

(c)          Except for the rights expressly set forth herein or in the Transaction Documents, nothing contained herein or in the other Transaction Documents shall give the Holder, directly or indirectly, the right to control or direct the operations of the Corporation and the Corporation shall exercise, consistent with the terms and conditions hereof and the other Transaction Documents, complete control and supervision over its operations.

Section 5.                 Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holder shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value for each share of Series E Preferred Stock held by the Holder before any distribution or payment shall be made to the holders of any Junior Securities, including, without limitation, the Series B Preferred Stock and the Series C Preferred Stock. Upon a Liquidation, the Series E Preferred Stock will rank senior to any Junior Securities, including, without limitation, the Series B Preferred Stock and the Series C Preferred Stock. If the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holder shall be ratably distributed among the Holder in accordance with the respective amounts that would be payable on the shares of Series E Preferred Stock owned by the Holder as if all amounts payable thereon were paid in full. The Corporation shall mail written notice to the Holder of any such Liquidation, not less than 45 calendar days prior to the payment date stated therein.

Section 6.                 Conversion.

a)          Conversions at Option of the Holder. Subject to Section 6(c) below, each share of Series E Preferred Stock shall be convertible at the option of the Holder, at any time and from time to time from and after the Original Issue Date into that number of shares of Common Stock determined by dividing the Stated Value of such share of Series E Preferred Stock by the Conversion Price. The Holder shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Series E Preferred Stock to be converted, the number of shares of Series E Preferred Stock owned by the Holder prior to the conversion at issue, the number of shares of Series E Preferred Stock owned by the Holder subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the Holder delivers such Notice of Conversion to the Corporation in accordance with Section 10(a) (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered in accordance with Section 10(a). The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.  To effect conversions, as the case may be, of shares of Series E Preferred Stock, the Holder shall not be required to surrender the certificate(s) representing such shares of Series E Preferred Stock to the Corporation unless all of the shares of Series E Preferred Stock represented thereby are so converted, in which case the Holder shall deliver the certificate representing such shares of Series E Preferred Stock promptly following the Conversion Date at issue.  Shares of Series E Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

b)          Conversion Price.  The conversion price for the Series E Preferred Stock shall equal U.S.$0.05, subject to adjustment herein (the “Conversion Price”).

c)          Authorized Share Limitations.  Notwithstanding anything herein to the contrary, the Holder’s ability to convert Series E Preferred Stock into Conversion Shares shall be limited to a number of Conversion Shares equal to the difference between (a) the Company’s total authorized shares of Common Stock as of the applicable Conversion Date, minus (b) as of the applicable Conversion Date, the sum of (i) the Company’s total issued and outstanding Common Stock and (ii) the total number of shares of Common Stock reserved for issuance upon the exercise or conversion, as applicable, of outstanding Common Stock Equivalents (including, without limitation, the Warrants, and the Series D Warrants). The portion of the Series E Preferred Stock which may not be converted as a result of this Section 6(c) shall thereafter be unconvertible to such extent until and unless approval by the Corporation’s stockholders of an increase in the number of authorized shares of Common Stock of the Corporation is subsequently obtained; provided, however, the rights and preferences of the Series E Preferred Stock otherwise set forth in this Certificate of Designation shall otherwise remain in full force and effect. For the avoidance of doubt, the voting rights of the Holder under Section 4(a) shall not be affected by the restrictions of this Section 6(c).

d)       Mechanics of Conversion

i.          Delivery of Certificate Upon Conversion. Not later than three (3) Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the Holder a certificate or certificates representing the number of Conversion Shares being acquired upon the conversion of shares of Series E Preferred Stock.

ii.          Obligation Absolute; Partial Liquidated Damages.  Subject to the limits set forth in Section 6(c), the Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series E Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against the Holder.  In the event the Holder shall elect to convert any or all of the Stated Value of its shares of Series E Preferred Stock, the Corporation may not refuse conversion based on any claim that the Holder or any one associated or affiliated with the Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to the Holder, restraining and/or enjoining conversion of all or part of the Series E Preferred Stock of the Holder shall have been sought and obtained.  In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. Nothing herein shall limit the Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and the Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

iii.          Reservation of Conversion Shares Issuable Upon Conversion.  The Corporation covenants that it will at all times take all steps necessary to reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series E Preferred Stock, as provided herein, and shares of Common Stock issuable upon exercise of the Warrants, as provided in such Warrants, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder, not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of all outstanding shares of Series E Preferred Stock and upon the exercise of the Warrants.  To the extent that the Amendment does not result in an increase of the Corporation’s authorized and unissued shares of Common Stock adequate for the conversion in full of the Series E Preferred Stock and exercise in full of the Warrants, the Corporation shall undertake to promptly seek stockholder approval to increase such number of authorized and unissued shares of Common Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

iv.          Fractional Shares. Upon a conversion hereunder, the Corporation shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time.  If the Corporation elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

v.          Transfer Taxes.  The issuance of certificates for Conversion Shares on conversion of the Series E Preferred Stock shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such shares of Series E Preferred Stock so converted and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

Section 7.  Certain Adjustments.

a)           Stock Dividends and Stock Splits.  If the Corporation, at any time while the Series E Preferred Stock is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, the Existing Preferred Stock); (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)           Subsequent Dilutive Issuances.  If the Corporation or any Subsidiary thereof, at any time while this Series E Preferred Stock is outstanding, sells or grants any option to purchase or sells or grants any right to reprice its securities (other than a reduction in the Exercise Price (as defined in the Warrant) of the Warrant issued to the Holder on the Original Issue Date), or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents in connection with an Exempt Issuance, for which the Holder’s consent was not required under Section 4(b), entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then applicable Conversion Price (any such issuance, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the then applicable Conversion Price, such issuance shall be deemed to have occurred for less than the then applicable Conversion Price on such date of the Dilutive Issuance), then the then applicable Conversion Price shall be reduced to a price determined by multiplying the then applicable Conversion Price by a fraction, the numerator of which is the sum of (i) the number of shares of Common Stock issued and outstanding immediately prior to the Dilutive Issuance plus (ii) the number of shares of Common Stock issuable upon conversion or exercise of Common Stock Equivalents issued and outstanding immediately prior to the Dilutive Issuance plus (iii) the number of shares of Common Stock which the offering price for such Dilutive Issuance would purchase at the then applicable Conversion Price, and the denominator of which shall be the sum of (1) the number of shares of Common Stock issued and outstanding immediately prior to the Dilutive Issuance plus (2) the number of shares of Common Stock issuable upon conversion or exercise of Common Stock Equivalents issued and outstanding immediately prior to the Dilutive Issuance plus (3) the number of shares of Common Stock so issued or issuable in connection with the Dilutive Issuance.  Notwithstanding the foregoing, no adjustment will be made under this Section 7(b) in respect of any issuance as to which the Holder has provided its written approval under Section 4(b) or otherwise.  The Corporation shall notify the Holder in writing, no later than five (5) Business Days following a Dilutive Issuance, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”).  Such Dilutive Issuance Notice shall be given by the Corporation to the Holder in accordance with Section 10(a). For purposes of clarification, whether or not the Corporation provides a Dilutive Issuance Notice pursuant to this Section 7(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Conversion Shares based upon the adjusted Conversion Price on or after the date of such Dilutive Issuance, regardless of whether the Holder accurately refers to the adjusted Conversion Price in the Notice of Conversion.

c)           Subsequent Dividend Issuances.  If the Corporation, at any time while the Series E Preferred Stock is outstanding, shall issue shares of Common Stock in lieu of cash in satisfaction of its dividend obligations on shares of outstanding Existing Preferred Stock in accordance with the Series B Certificate and Series C Certificate, as applicable (any such issuance, a “Dividend Issuance”), then the then applicable Conversion Price shall be reduced to a price equal to (i) the aggregate Stated Value of Series E Preferred Stock then outstanding divided by (ii) the product of (x) aggregate number of Conversion Shares issuable upon conversion of the then outstanding Series E Preferred Stock immediately prior to Dividend Issuance multiplied by (y) the sum of one plus a fraction with: (A) a numerator equal to (I) the number of outstanding shares of Common Stock immediately after giving effect to the Dividend Issuance (assuming conversion of all Existing Preferred Stock in accordance with the Series B Certificate and Series C Certificate, as applicable, but not the Series E Preferred Stock) minus (II) the number of outstanding shares of Common Stock immediately prior to the Dividend Issuance (assuming conversion of all Existing Preferred Stock  in accordance with the Series B Certificate and Series C Certificate, as applicable, but not the Series E Preferred Stock); and (B) a denominator equal to the number of outstanding shares of Common Stock immediately prior to the Dividend Issuance (assuming conversion of all Existing Preferred Stock in accordance with the Series B Certificate and Series C Certificate, as applicable, but not the Series E Preferred Stock). The Corporation shall notify the Holder in writing following a Dividend Issuance, indicating therein the occurrence of the applicable Dividend Issuance triggering such adjustment and the calculation of such adjusted Conversion Price (such notice, the “Dividend Issuance Notice”).  Such Dividend Issuance Notice shall be given by the Corporation to the Holder in accordance with Section 10(a). For purposes of clarification, whether or not the Corporation provides a Dividend Issuance Notice pursuant to this Section 7(c), upon the occurrence of any Dividend Issuance, the Holder is entitled to receive a number of Conversion Shares based upon the adjusted Conversion Price on or after the date of such Dividend Issuance, regardless of whether the Holder accurately refers to the adjusted Conversion Price in the Notice of Conversion.

 d)           Pro Rata Distributions. If the Corporation, at any time while the Series E Preferred Stock is outstanding, distributes to all holders of Common Stock (and not to the Holder) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than Common Stock, which shall be subject to Sections 7(b)and 7(c)), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets, evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Corporation in good faith.  In either case the adjustments shall be described in a statement delivered to the Holder describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock.  Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

e)           Fundamental Transaction. If, at any time while the Series E Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person (other than the Holder), (B) the Corporation effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, other than to the Holder, (C) any tender offer or exchange offer (whether by the Corporation or another Person (other than the Holder)) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of the Series E Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”).  For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of the Series E Preferred Stock following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation of the Series E Preferred Stock with the same terms and conditions and issue to the Holder new preferred stock consistent with the foregoing provisions and evidencing the Holder’s right to convert such preferred stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7(f) and insuring that the Series E Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

 f)           Calculations.  All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.  For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

g)           Notice to the Holder.

i.     Adjustment to Conversion Price.  Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly cause to be delivered to the Holder in accordance with Section 10(a) a written notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.     Notice to Allow Conversion by the Holder.  If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of the Series E Preferred Stock, and shall cause to be delivered to the Holder in accordance with Section 10(a), at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that, except in respect of the approval of the stockholders described in the preceding clause (D), the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice.  The Holder is entitled to convert the Conversion Amount of the Series E Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice.

Section 8.  Forced Conversion.  At any time following the date upon which there are no outstanding shares of Series B and Series C Preferred Stock, the Corporation may automatically convert all of the then outstanding shares of Series E Preferred Stock into Common Stock at the then effective Conversion Price (such automatic conversion, the “Forced Conversion”), if, after giving effect to the Forced Conversion, the Conversion Shares issued to the Holder upon such Forced Conversion plus the number of shares of Common Stock owned by the Holder immediately prior to such Forced Conversion shall equal a number of shares of Common Stock that is greater than fifty percent (50%) of the then outstanding Common Stock. The Holder will be given at least five (5) Business Days' prior written notice of the date fixed and the place designated for mandatory conversion of all of such shares of Series E Preferred Stock pursuant to this Section 8.  Such written notice shall be given by the Corporation to the Holder in accordance with Section 10(a).  On or before the date fixed for conversion the Holder shall surrender its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of Conversion Shares into which the Holder’s shares of Series E Preferred Stock are convertible.  On the date fixed for conversion, all rights with respect to the Series E Preferred Stock so converted will terminate, except only the rights of the Holder, upon surrender of its certificate or certificates therefor, to receive certificates for the number of Conversion Shares into which such Series E Preferred Stock has been converted and payment of any declared and unpaid dividends thereon.  If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the Holder.  All certificates evidencing shares of Series E Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the date such certificates are so required to be surrendered, be deemed to have been retired and canceled and the shares of Series E Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the Holder to surrender such certificates on or prior to such date.  As soon as practicable after the date of such mandatory conversion and the surrender of the certificate or certificates for Series E Preferred Stock as aforesaid, the Corporation shall cause to be issued and delivered to the Holder, or on or its written order, a certificate or certificates for the number of Conversion Shares issuable on such conversion in accordance with the provisions hereof and cash as provided in Section 6(d)(i) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

Section 9.              Transfers.  Notwithstanding anything herein to the contrary, other than with respect to Transfers to Affiliates of the Holder, the Holder shall not be entitled to Transfer its shares of Series E Preferred Stock without the prior written consent of the Corporation; provided, however, that nothing in this Section 9 shall prohibit or otherwise restrict the Holder’s ability to Transfer the Conversion Shares issued to it following a conversion of its shares of Series E Preferred Stock in accordance with the terms hereof following the Lock-Up Period.

Section 10.             Miscellaneous.

a)        Notices.  Any and all notices or other communications or deliveries to be provided by the Holder hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above, facsimile number  (201) 750-2755, Attn: Chief Operating Officer, or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holder delivered in accordance with this Section 10.  Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to the Holder at the facsimile number or address of the Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of the Holder.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 10 prior to 5:30 p.m. (New York City time) on any date, (ii) the date immediately following the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 10 between 5:30 p.m. and 11:59 p.m. (New York City time) on any date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.
b)        Lost or Mutilated Series E Preferred Stock Certificate.  If the Holder’s Series E Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series E Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

c)        Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflict of laws thereof.  Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”).  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

d)        Waiver.  Any waiver by the Corporation or the Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation.  The failure of the Corporation or the Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation.  Any waiver by the Corporation or the Holder must be in writing.

e)        Severability.  If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.  If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

f)        Next Business Day.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

g)        Headings.  The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

h)        Status of Converted or Redeemed Series E Preferred Stock.  Shares of Series E Preferred Stock may only be issued pursuant to the Strategic Agreement.  If any shares of Series E Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series E Preferred Stock.

4.7.           Non-Assessment of Stock.  The capital stock of the Corporation, after the amount of the subscription price has been fully paid, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed, and the Articles shall not be amended in this particular.  No stockholder of the Corporation is individually liable for the debts or liabilities of the Corporation.

4.8.           Preemptive Rights.  Unless otherwise provided in the preferences applicable to any series of Preferred Stock outstanding at any time, the holders of shares of capital stock shall not be entitled to preemptive right to acquire additional or other shares of the Corporation and no holder of any stock of the Corporation shall be entitled, as of right, to purchase or subscribe for any part of any unissued shares of stock of the Corporation or for any additional shares of stock, of any class or series, which may at any time be issued, whether now or hereafter authorized, or for any rights, options, or warrants to purchase or receive shares of stock or for any bonds, certificates of indebtedness, debentures, or other securities.

4.9.           Cumulative Voting.  Stockholders shall not be entitled to cumulative voting as described in NRS 78.360 in the election of directors.

ARTICLE V
DIRECTORS AND OFFICERS

5.1.           Authority and Number. The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors. The exact number of directors of the Corporation shall be determined from time to time by a Bylaw or Amendment thereto provided that the number of directors shall not be reduced to less than three (3), except that there need be only as many directors as there are stockholders in the event that the outstanding shares are held of record by fewer than three (3) stockholders. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

5.2.           Number of Directors.   The board of directors shall consist of at least one (1) individual and not more than thirteen (13) individuals. The number of directors may be changed from time to time in such manner as shall be provided in the by-laws of the Corporation.  The board of directors of the Corporation shall be elected in such manner as shall be provided in the by-laws of the Corporation.

5.3.           Initial Directors.  The name and street address of the initial directors of the Corporation:

  Name                                                      Address

5.4.           Term.  Each director shall serve until his successor is elected and qualified or until his death, resignation or removal; and no decrease in the authorized number of directors shall shorten the term of any incumbent director.

5.5.           Vacancies on the Board. Newly created directorships resulting from any increase in the number of directors, or any vacancies on the Board of Directors resulting from death, resignation, removal or other causes, shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified or until such director's death, resignation or removal, whichever first occurs.

ARTICLE VI
LIMITATION OF LIABILITY AND INDEMNIFICATION

6.1.           Limitation of Liability.  The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS.  If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.

6.2.           Indemnification.  Every person who was or is a party to, or is threatened to be made a party to, or is involved in any such action, suit or proceeding, whether civil, criminal, administrative or investigative, by the reason of the fact that he or she, or a person with whom he or she is a legal representative, is or was a director of the Corporation, or who is serving at the request of the Corporation as a director or officer of another corporation, or is a representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys fees, judgments, fines, and amounts paid or to be paid in a settlement) reasonably incurred or suffered by him or her in connection therewith.  Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person.  The expenses of officers and directors incurred in defending a civil suit or proceeding must be paid by the Corporation as incurred and in advance of the final disposition of the action, suit, or proceeding, under receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation.  Such right of indemnification shall not be exclusive of any other right of such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this article.

6.3.           Changes to Indemnification Rights; Insurance. Without limiting the application of the foregoing, the Board of Directors may adopt by-laws from time to time without respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the Corporation to purchase or maintain insurance on behalf of any person who is or was a director or officer of the Corporation or who is serving at the request of the Corporation as an officer, director or representative of any other entity or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

6.4.           Repeal and Conflicts.  Any repeal or modification of Sections 6.1 or 6.2, above, approved by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of the Corporation existing as of the time of such repeal or modification. In the event of any conflict between Sections 6.1 or 6.2, above, and any other Article of the Articles, the terms and provisions of Sections 6.1 or 6.2, above, shall control.

ARTICLE VII
CONTRACTS OR COMBINATIONS WITH INTERESTED PERSONS

7.1.           Combinations with Interested Stockholders.  At such time, if any, as the Corporation becomes a "resident domestic corporation", as that term is defined in NRS 78.427, the Corporation shall not be subject to, or governed by, any of the provisions in NRS 78.411 to 78.444, inclusive, as may be amended from time to time, or any successor statute.

7.2.           Contracts with Interested Persons.  No contract or other transaction of the Corporation with any other person, firm or corporation, or in which this corporation is interested, shall be affected or invalidated by: (a) the fact that any one or more of the directors or officers of the Corporation is interested in or is a director or officer of such other firm or corporation; or, (b) the fact that any director or officer of the Corporation, individually or jointly with others, may be a party to or may be interested in any such contract or transaction, so long as the contract or transaction is authorized, approved or ratified at a meeting of the Board of Directors by sufficient vote thereon by directors not interested therein, to which such fact of relationship or interest has been disclosed, or the contract or transaction has been approved or ratified by vote or written consent of the stockholders entitled to vote, to whom such fact of relationship or interest has been disclosed, or so long as the contract or transaction is fair and reasonable to the Corporation. Each person who may become a director or officer of the Corporation is hereby relieved from any liability that might otherwise arise by reason of his contracting with the Corporation for the benefit of himself or any firm or corporation in which he may in any way be interested.

ARTICLE VIII
BYLAWS

The board of directors is expressly granted the exclusive power to make, amend, alter or repeal the by-laws of the Corporation pursuant to NRS 78.120.

IN WITNESS WHEREOF, I hereunder set my hand on [                             ], 2011, hereby declaring and certifying that the facts stated hereinabove are true.

                                                                                 _________________________
, Incorporator

APPENDIX C
BYLAWS
OF
ELITE PHARMACEUTICALS, INC.
(a Nevada corporation)

APPENDIX C
BY-LAWS
OF
ELITE PHARMACEUTICALS, INC.
(a Nevada Corporation)
ARTICLE I
STOCKHOLDERS

The foregoing are the Bylaws of ELITE PHARMACEUTICALS, INC., a Nevada corporation (the "Corporation"), effective as of  [                ]   , 2011.

ARTICLE I

Offices

Section 1.01.   PRINCIPAL EXECUTIVE OFFICE. The principal executive office of the Corporation shall be located at  165 Ludlow Avenue, Northvale, New Jersey 07647. The Board of Directors of the Corporation (the "Board of Directors") may change the location of said principal executive office.

Section 1.02.   OTHER OFFICES. The Corporation may also have an office or offices at such other place or places, either within or without the State of Nevada, as the Board of Directors may from time to time determine or as the business of the Corporation may require.

ARTICLE II

Meetings of Stockholders

Section 2.01.   ANNUAL MEETINGS. The annual meeting of stockholders of the Corporation shall be held at a date and at such time as the Board of Directors shall determine. At each annual meeting of stockholders, directors shall be elected in accordance with the provisions of Section 3.03 hereof and any other proper business may be transacted.

Section 2.02.   SPECIAL MEETINGS. Special meetings of stockholders for any purpose or purposes may be called at any time by the entire Board of Directors, any two directors or the President. Special meetings may not be called by any other person or persons. Each special meeting shall be held at such date and time as is requested by the person or persons calling the meeting, within the limits fixed by law.

Section 2.03.   PLACE OF MEETINGS. Each annual or special meeting of stockholders shall be held at such location as may be determined by the Board of Directors or, if no such determination is made, at such place as may be determined by the Chairman of the Board. If no location is so determined, any annual or special meeting shall be held at the principal executive office of the Corporation.

Section 2.04.   Section 2.04. NOTICE OF MEETINGS. Written notice of each annual or special meeting of stockholders stating the date and time when, and the place where, it is to be held shall be delivered either personally or by mail to stockholders entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting. The purpose or purposes for which the meeting is called may, in the case of an annual meeting, and shall, in the case of a special meeting, also be stated. If mailed, such notice shall be directed to a stockholder at his address as it shall appear on the stock books of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which case such notice shall be mailed to the address designated in such request.

Section 2.05.   CONDUCT OF MEETINGS. All annual and special meetings of stockholders shall be conducted in accordance with such rules and procedures as the Board of Directors may determine subject to the requirements of applicable law and, as to matters not governed by such rules and procedures, as the chairman of such meeting shall determine. The chairman of any annual or special meeting of stockholders shall be the Chairman of the Board. The Secretary, or in the absence of the Secretary, a person designated by the Chairman of the Board, shall act as secretary of the meeting.

Section 2.06.   QUORUM. At any meeting of stockholders of the Corporation, the presence, in person or by proxy, of the holders of record of a majority of the shares then issued and outstanding and entitled to vote at the meeting shall constitute a quorum for the transaction of business; provided, however, that this Section 2.06 shall not affect any different requirement which may exist under statute, pursuant to the rights of any authorized class or series of stock, or under the Articles of Incorporation of the Corporation, as amended or restated from time to time (the "Articles"), for the vote necessary for the adoption of any measure governed thereby.

In the absence of a quorum, the stockholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

Section 2.07.   VOTES REQUIRED. The affirmative vote of a majority of the shares present in person or represented by proxy at a duly called meeting of stockholders of the Corporation, at which a quorum is present and entitled to vote on the subject matter, shall be sufficient to take or authorize action upon any matter which may properly come before the meeting, except that the election of directors shall be by plurality vote, unless the vote of a greater or different number thereof is required by statute, by the rights of any authorized class of stock or by the Articles.

Unless the Articles or a resolution of the Board of Directors adopted in connection with the issuance of shares of any class or series of stock provides for a greater or lesser number of votes per share, or limits or denies voting rights, each outstanding share of stock, regardless of class or series, shall be entitled to one (1) vote on each matter submitted to a vote at a meeting of stockholders.

Section 2.08.   PROXIES. A stockholder may vote the shares owned of record by him either in person or by proxy executed in writing (which shall include writings sent by telex, telegraph, cable or facsimile transmission) by the stockholder himself or by his duly authorized attorney-in-fact. No proxy shall be valid after six (6) months from the date of its execution unless the proxy provides for a longer period which shall not exceed seven (7) years.. Each proxy shall be in writing, subscribed by the stockholder or his duly authorized attorney-in-fact, and dated, but it need not be sealed, witnessed or acknowledged.

Section 2.09.   STOCKHOLDER ACTION. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called Annual Meeting or at a special meeting of stockholders of the Corporation.

Section 2.10.   INSPECTORS OF ELECTION. In advance of any meeting of stockholders, the Board of Directors may appoint Inspectors of Election to act at such meeting or at any adjournment or adjournments thereof. If such Inspectors are not so appointed or fail or refuse to act, the chairman of any such meeting may (and, upon the demand of any stockholder or stockholder's proxy, shall) make such an appointment.

The number of Inspectors of Election shall be one (1) or three (3). If there are three (3) Inspectors of Election, the decision, act or certificate of a majority shall be effective and shall represent the decision, act or certificate of all. No such Inspector need be a stockholder of the Corporation.

Subject to any provisions of the Articles of Incorporation, the Inspectors of Election shall determine the number of shares outstanding, the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies; they shall receive votes, ballots or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes or consents, determine when the polls shall close and determine the result; and finally, they shall do such acts as may be proper to conduct the election or vote with fairness to all stockholders. On request, the Inspectors shall make a report in writing to the secretary of the meeting concerning any challenge, question or other matter as may have been determined by them and shall execute and deliver to such secretary a certificate of any fact found by them.

ARTICLE III

Directors

Section 3.01.   POWERS. The business and affairs of the Corporation shall be managed by and be under the direction of the Board of Directors. The Board of Directors shall exercise all the powers of the Corporation, except those that are conferred upon or reserved to the stockholders by statute, the Articles or these Bylaws.

Section 3.02.   NUMBER. The number of directors shall be fixed from time to time by resolution of the Board of Directors but shall not be less than three (3) nor more than eight (8).

Section 3.03.   ELECTION AND TERM OF OFFICE. Each director shall serve until his successor is elected and qualified or until his death, resignation or removal, no decrease in the authorized number of directors shall shorten the term of any incumbent director, and additional directors elected in connection with rights to elect such additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock shall not be included in any class, but shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board of Directors establishing such series.

Section 3.04.   ELECTION OF CHAIRMAN OF THE BOARD. At the organizational meeting immediately following the annual meeting of stockholders, the directors shall elect a Chairman of the Board from among the directors who shall hold office until the corresponding meeting of the Board of Directors in the next year and until his successor shall have been elected or until his earlier resignation or removal. Any vacancy in such office may be filled for the unexpired portion of the term in the same manner by the Board of Directors at any regular or special meeting.

Section 3.05.   REMOVAL. Any director or the entire board of directors may be removed, with or without cause, by the holders of sixty-six and two-thirds percent (66 2/3%) of the shares then entitled to vote at an election of directors, or as provided from time to time by the Nevada Private Corporation Law as then in effect. Failure to elect a new director to replace a removed director shall be deemed to create a vacancy on the board.

Section 3.06.   VACANCIES AND ADDITIONAL DIRECTORSHIPS. Newly created directorships resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 3.07.   REGULAR AND SPECIAL MEETINGS. Regular meetings of the Board of Directors shall be held immediately following the annual meeting of the stockholders; without call at such time as shall from time to time be fixed by the Board of Directors; and as called by the Chairman of the Board in accordance with applicable law.

Special meetings of the Board of Directors shall be held upon call by or at the direction of the Chairman of the Board, the President or any two (2) directors, except that when the Board of Directors consists of one (1) director, then the one director may call a special meeting. Except as otherwise required by law, notice of each special meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least three days before the day on which the meeting is to be held, or shall be sent to him at such place by telex, telegram, cable, email, facsimile transmission or telephoned or delivered to him personally, not later than the day before the day on which the meeting is to be held. Such notice shall state the time and place of such meeting, but need not state the purpose or purposes thereof, unless otherwise required by law, the Articles of Incorporation or these Bylaws ("Bylaws").

Notice of any meeting need not be given to any director who shall attend such meeting in person (except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened) or who shall waive notice thereof, before or after such meeting, in a signed writing.

Section 3.08.   QUORUM. At all meetings of the Board of Directors, a majority of the fixed number of directors shall constitute a quorum for the transaction of business, except that when the Board of Directors consists of one (1) director, then the one director shall constitute a quorum.

In the absence of a quorum, the directors present, by majority vote and without notice other than by announcement, may adjourn the meeting from time to time until a quorum shall be present. At any reconvened meeting following such an adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

Section 3.09.   VOTES REQUIRED. Except as otherwise provided by applicable law or by the Articles of Incorporation, the vote of a majority of the directors present at a meeting duly held at which a quorum is present shall be sufficient to pass any measure.

Section 3.10.   PLACE AND CONDUCT OF MEETINGS. Each regular meeting and special meeting of the Board of Directors shall be held at a location determined as follows: The Board of Directors may designate any place, within or without the State of Nevada, for the holding of any meeting. If no such designation is made: (a) any meeting called by a majority of the directors shall be held at such location, within the county of the Corporation's principal executive office, as the directors calling the meeting shall designate; and (b) any other meeting shall be held at such location, within the county of the Corporation's principal executive office, as the Chairman of the Board may designate or, in the absence of such designation, at the Corporation's principal executive office. Subject to the requirements of applicable law, all regular and special meetings of the Board of Directors shall be conducted in accordance with such rules and procedures as the Board of Directors may approve and, as to matters not governed by such rules and procedures, as the chairman of such meeting shall determine. The chairman of any regular or special meeting shall be the Chairman of the Board, or, in his absence, a person designated by the Board of Directors. The Secretary, or, in the absence of the Secretary, a person designated by the chairman of the meeting, shall act as secretary of the meeting.

Section 3.11.   FEES AND COMPENSATION. Directors shall be paid such compensation as may be fixed from time to time by resolution of the Board of Directors: (a) for their usual and contemplated services as directors; (b) for their services as members of committees appointed by the Board of Directors, including attendance at committee meetings as well as services which may be required when committee members must consult with management staff; and (c) for extraordinary services as directors or as members of committees appointed by the Board of Directors, over and above those services for which compensation is fixed pursuant to items (a) and (b) in this Section 3.11. Compensation may be in the form of an annual retainer fee or a fee for attendance at meetings, or both, or in such other form or on such basis as the resolutions of the Board of Directors shall fix. Directors shall be reimbursed for all reasonable expenses incurred by them in attending meetings of the Board of Directors and committees appointed by the Board of Directors and in performing compensable extraordinary services. Nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity, such as an officer, agent, employee, consultant or otherwise, and receiving compensation therefore.

Section 3.12.   COMMITTEES OF THE BOARD OF DIRECTORS. To the full extent permitted by applicable law, the Board of Directors may from time to time establish committees, including, but not limited to, standing or special committees and an executive committee with authority and responsibility for bookkeeping, with authority to act as signatories on Corporation bank or similar accounts and with authority to choose attorneys for the Corporation and direct litigation strategy, which shall have such duties and powers as are authorized by these Bylaws or by the Board of Directors. Committee members, and the chairman of each committee, shall be appointed by the Board of Directors. The Chairman of the Board, in conjunction with the several committee chairmen, shall make recommendations to the Board of Directors for its final action concerning members to be appointed to the several committees of the Board of Directors. Any member of any committee may be removed at any time with or without cause by the Board of Directors. Vacancies which occur on any committee shall be filled by a resolution of the Board of Directors. If any vacancy shall occur in any committee by reason of death, resignation, disqualification, removal or otherwise, the remaining members of such committee, so long as a quorum is present, may continue to act until such vacancy is filled by the Board of Directors. The Board of Directors may, by resolution, at any time deemed desirable, discontinue any standing or special committee. Members of standing committees, and their chairmen, shall be elected yearly at the regular meeting of the Board of Directors which is held immediately following the annual meeting of stockholders. The provisions of Sections 3.07, 3.08, 3.09 and 3.10 of these Bylaws shall apply, mutatis mutandis, to any such Committee of the Board of Directors.

ARTICLE IV

Officers

Section 4.01.   DESIGNATION, ELECTION AND TERM OF OFFICE. The Corporation shall have a Chairman of the Board, a President, Treasurer, such senior vice presidents and vice presidents as the Board of Directors deems appropriate, a Secretary and such other officers as the Board of Directors may deem appropriate. These officers shall be elected annually by the Board of Directors at the organizational meeting immediately following the annual meeting of stockholders, and each such officer shall hold office until the corresponding meeting of the Board of Directors in the next year and until his successor shall have been elected and qualified or until his earlier resignation, death or removal. Any vacancy in any of the above offices may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

Section 4.02.   CHAIRMAN OF THE BOARD. The Chairman of the Board of Directors shall preside at all meetings of the directors and shall have such other powers and duties as may from time to time be assigned to him by the Board of Directors.

Section 4.03.   PRESIDENT. The President shall be the chief executive officer of the Corporation and shall, subject to the power of the Board of Directors, have general supervision, direction and control of the business and affairs of the Corporation. He shall preside at all meetings of the stockholders and, in the absence of the Chairman of the Board, at all meetings of the directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other duties as may be assigned to him from time to time by the Board of Directors.

Section 4.04.   TREASURER. The Treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of account of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by the directors.

The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of his transactions as the Treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

Section 4.05.   SECRETARY. The Secretary shall keep the minutes of the meetings of the stockholders, the Board of Directors and all committees. He shall be the custodian of the corporate seal and shall affix it to all documents which he is authorized by law or the Board of Directors to sign and seal. He also shall perform such other duties as may be assigned to him from time to time by the Board of Directors or the Chairman of the Board or President.

Section 4.06.   ASSISTANT OFFICERS. The President may appoint one or more assistant secretaries and such other assistant officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as may be specified from time to time by the President.

Section 4.07.   WHEN DUTIES OF AN OFFICER MAY BE DELEGATED. In the case of absence or disability of an officer of the Corporation or for any other reason that may seem sufficient to the Board of Directors, the Board of Directors or any officer designated by it, or the President, may, for the time of the absence or disability, delegate such officer's duties and powers to any other officer of the Corporation.

Section 4.08.   OFFICERS HOLDING TWO OR MORE OFFICES. The same person may hold any two (2) or more of the above-mentioned offices.

Section 4.09.   COMPENSATION. The Board of Directors shall have the power to fix the compensation of all officers and employees of the Corporation.

Section 4.10.   RESIGNATIONS. Any officer may resign at any time by giving written notice to the Board of Directors, to the President, or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein unless otherwise determined by the Board of Directors. The acceptance of a resignation by the Corporation shall not be necessary to make it effective.

Section 4.11.   REMOVAL. Any officer of the Corporation may be removed, with or without cause, by the affirmative vote of a majority of the entire Board of Directors. Any assistant officer of the Corporation may be removed, with or without cause, by the President or by the Board of Directors.

ARTICLE V

Indemnification of Directors, Officers
Employees and other Corporate Agents

Section 5.01.   ACTION, ETC. OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise (all such persons being referred to hereinafter as an "Agent"), against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

Section 5.02.   ACTION, ETC., BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was an Agent against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation by a court of competent jurisdiction, after exhaustion of all appeals therefrom, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Section 5.03.   DETERMINATION OF RIGHT OF INDEMNIFICATION. Any indemnification under Sections 5.01 or 5.02 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Agent is proper in the circumstances because the Agent has met the applicable standard of conduct set forth in Sections 5.01 and 5.02 hereof, which determination is made (a) by the Board of Directors, by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders.

Section 5.04.   INDEMNIFICATION AGAINST EXPENSES OF SUCCESSFUL PARTY. Notwithstanding the other provisions of this Article V, to the extent that an Agent has been successful on the merits or otherwise, including the dismissal of an action without prejudice or the settlement of an action without admission of liability, in defense of any action, suit or proceeding referred to in Sections 5.01 or 5.02 hereof, or in defense of any claim, issue or matter therein, such Agent shall be indemnified against expenses, including attorneys' fees actually and reasonably incurred by such Agent in connection therewith.

Section 5.05.   ADVANCES OF EXPENSES. Except as limited by Section 5.06 of this Article V, expenses incurred by an Agent in defending any civil or criminal action, suit, or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, if the Agent shall undertake to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified as authorized in this Article V. Notwithstanding the foregoing, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum of disinterested directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs) by independent legal counsel in a written opinion, that, based upon the facts known to the Board of Directors or counsel at the time such determination is made, such person acted in bad faith and in a manner that such person did not believe to be in or not opposed to the best interest of the Corporation, or, with respect to any criminal proceeding, that such person believed or had reasonable cause to believe his conduct was unlawful.

Section 5.06.   RIGHT OF AGENT TO INDEMNIFICATION UPON APPLICATION; PROCEDURE UPON APPLICATION. Any indemnification or advance under this Article V shall be made promptly, and in any event within ninety days, upon the written request of the Agent, unless a determination shall be made in the manner set forth in the second sentence of Section 5.05 hereof that such Agent acted in a manner set forth therein so as to justify the Corporation's not indemnifying or making an advance to the Agent. The right to indemnification or advances as granted by this Article V shall be enforceable by the Agent in any court of competent jurisdiction, if the Board of Directors or independent legal counsel denies the claim, in whole or in part, or if no disposition of such claim is made within ninety (90) days. The Agent's expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

Section 5.07.   OTHER RIGHTS AND REMEDIES. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall not be deemed exclusive of any other rights to which an Agent seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors and administrators of such a person. All rights to indemnification under this Article V shall be deemed to be provided by a contract between the Corporation and the Agent who serves in such capacity at any time while these Bylaws and other relevant provisions of the Nevada Private Corporations Law and other applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

Section 5.08.   INSURANCE. Upon resolution passed by the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person who is or was an Agent against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article V.

Section 5.09.   CONSTITUENT CORPORATIONS. For the purposes of this Article V, references to "the Corporation" shall include, in addition to the resulting corporation, all constituent corporations (including all constituents of constituents) absorbed in a consolidation or merger as well as the resulting or surviving corporation, which, if the separate existence of such constituent corporation had continued, would have had power and authority to indemnify its Agents, so that any Agent of such constituent corporation shall stand in the same position under the provisions of the Article V with respect to the resulting or surviving corporation as that Agent would have with respect to such constituent corporation if its separate existence had continued.

Section 5.10.   OTHER ENTERPRISES, FINES, AND SERVING AT CORPORATION'S REQUEST. For purposes of this Article V, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to any employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article V.

Section 5.11.   SAVINGS CLAUSE. If this Article V or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Agent as to expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article V that shall not have been invalidated, or by any other applicable law.

ARTICLE VI

Stock

Section 6.01.   CERTIFICATES. Except as otherwise provided by law, each stockholder shall be entitled to a certificate or certificates which shall represent and certify the number and class (and series, if appropriate) of shares of stock owned by him in the Corporation. Each certificate shall be signed in the name of the Corporation by the Chairman of the Board or a Vice-Chairman of the Board or the President or a Vice President, together with the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. Any or all of the signatures on any certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. Each share of stock, however, shall be eligible for record of ownership, and transfer of ownership, by book-entry under a Direct Registration System that complies with NASDAQ rules; while entitled to a certificate, a stockholder shall not be required to have a certificate.

Section 6.02.   TRANSFER OF SHARES. Shares of stock shall be transferable on the books of the Corporation only by the holder thereof, in person or by his duly authorized attorney, upon the surrender of Section 6.01.   CERTIFICATES. Except as otherwise provided by law, each stockholder shall be entitled to a certificate or certificates which shall represent and certify the number and class (and series, if appropriate) of shares of stock owned by him in the Corporation. Each certificate shall be signed in the name of the Corporation by the Chairman of the Board or a Vice-Chairman of the Board or the President or a Vice President, together with the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. Any or all of the signatures on any certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. Each share of stock, however, shall be eligible for record of ownership, and transfer of ownership, by book-entry under a Direct Registration System that complies with NASDAQ rules.  The Board of Directors shall have power and authority to make such other rules and regulations concerning the issue, transfer and registration of certificates of the Corporation's stock as it may deem expedient.

Section 6.03.   TRANSFER AGENTS AND REGISTRARS. The Corporation may have one or more transfer agents and one or more registrars of its stock whose respective duties the Board of Directors or the Secretary may, from time to time, define. No certificate of stock shall be valid until countersigned by a transfer agent, if the Corporation has a transfer agent, or until registered by a registrar, if the Corporation has a registrar. The duties of transfer agent and registrar may be combined.

Section 6.04.   STOCK LEDGERS. Original or duplicate stock ledgers, containing the names and addresses of the stockholders of the Corporation and the number of shares of each class of stock held by them, shall be kept at the principal executive office of the Corporation or at the office of its transfer agent or registrar.

Section 6.05.   RECORD DATES. The Board of Directors may fix, in advance, a date as the record date for the purpose of determining stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or in order to make a determination of stockholders for any other proper purpose. Such date in any case shall be not more than sixty (60) days, and in case of a meeting of stockholders, not less than ten (10) days, prior to the date on which the particular action requiring such determination of stockholders is to be taken. Only those stockholders of record on the date so fixed shall be entitled to any of the foregoing rights, notwithstanding the transfer of any such stock on the books of the Corporation after any such record date fixed by the Board of Directors.

ARTICLE VII

Amendments

Section 7.01.   AMENDMENTS. These Bylaws may be altered, amended or repealed or new bylaws adopted by the Board of Directors, subject to repeal or change by action of the stockholders. All amendments shall be placed in the Corporation's minute book immediately following these Bylaws.

ELITE PHARMACEUTICALS, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

August 31, 2011

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Chris Dick and Carter Ward, and each of them, with full power of substitution, to vote, as a holder of the Common Stock, par value $0.001 per share (“Common Stock”), and Series E Preferred Stock, par value $0.01 per share (“Series E Preferred Stock”), of Elite Pharmaceuticals, Inc., a Delaware corporation (the “Company”), all the shares of Common Stock and Series E Preferred Stock which the undersigned is entitled to vote, through the execution of a proxy with respect to the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), to be held at Elite Pharmaceuticals, Inc., 165 Ludlow Avenue, Northvale, N.J.  07647, on October 18, 2011 at 10:00 a.m. Eastern, and any and all adjournments or postponements thereof, and authorizes and instructs said proxies to vote in the manner directed below.

THE BOARD OF DIRECTORS RECOMMENDS THE VOTE “FOR” THE ELECTION
OF THE NOMINEES FOR DIRECTORS NAMED BELOW
AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 2, 3, 4 AND 5.

1.	Election of Directors: (i) Jerry Treppel, (ii) Ashok G. Nigalaye, Ph. D., (iii) Jeenarine Narine,
(iv) Ram Potti, (v) Barry Dash, Ph. D., (vi) Chris Dick, and (vii) Jeffrey Whitnell.

FOR all Nominees ☐	WITHHOLD for all Nominees ☐	FOR all Nominees EXCEPT ☐

If you do not wish your shares voted FOR a nominee, draw a line through that person’s name above.

2.           A proposal to amend our Amended and Restated Certificate of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 355,517,558 shares to 690,000,000 shares.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.            A proposal to approve the grant of discretionary authority to the Board of Directors: (a) to change our state of incorporation from Delaware to Nevada.

FOR ☐	AGAINST ☐	ABSTAIN ☐

4.           Proposal to ratify the appointment of Demetrius & Company, LLC as our independent registered public accounting firm for year ending March 31, 2011

FOR ☐	AGAINST ☐	ABSTAIN ☐

5.           In their discretion, the proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE, PLEASE VOTE, SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY.

BACK OF CARD

PROPERLY EXECUTED AND RETURNED PROXY CARDS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO INSTRUCTIONS TO THE CONTRARY ARE MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NAMED NOMINEES AS DIRECTORS AND “FOR” PROPOSALS 2, 3, 4 and 5 AS DESCRIBED ON THE REVERSE SIDE OF THIS CARD.

You may revoke this proxy at any time before it is voted by (i) filing a revocation with the Secretary of the Company, (ii) submitting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked; or (iii) attending the Annual Meeting and voting in person. A stockholder’s attendance at the Annual Meeting will not by itself revoke a proxy given by the stockholder.

(Please sign exactly as the name appears below. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign with full corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.)

Dated:
Signature

PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature, if held by joint owners